Mentor Funds


                                 ---------------
                                  Annual Report
                                 ---------------




                               September 30, 1998






                                 [Mentor Logo]

MENTOR FUNDS
ANNUAL REPORT
TABLE OF CONTENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                                                    PAGE
                                                             ------------------
   Message from the Chairman and President .................  1
   Growth Portfolio ........................................  3
   Global Portfolio ........................................ 14
   Capital Growth Portfolio ................................ 28
   Strategy Portfolio ...................................... 35
   Income and Growth Portfolio ............................. 44
   Balanced Portfolio ...................................... 54
   Municipal Income Portfolio .............................. 63
   Quality Income & Short-Duration Income Portfolios ....... 73
   High Income Portfolio ................................... 88
   Notes to Financial Statements ........................... 97
   Shareholder Information ................................. Inside back cover

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:


On behalf of all the associates at the Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the Mentor Family of Funds. This Annual Report reaffirms our commitment to our shareholders and details the financial performance of the Mentor Family of Funds for the period ended September 30, 1998.


Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $13 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet
our shareholders' financial objectives by offering    mutual funds and
separately-invested portfolios.

In the commentaries that follow, Mentor's investment teams present insightful perspectives on the markets and strategies that shaped their investment decisions for the past fiscal year.


During this year, Mentor capitalized on its ability to bring products to new market to serve the needs of our investors. Specifically, two funds were introduced to our retail investors. The Mentor Balanced Portfolio is designed to help investors seek capital growth and current income through investment in fixed income and equity securities. The Mentor High Income Portfolio was developed to seek high current income as well as capital appreciation by tapping the potential of high yield bonds.


                            MENTOR INVESTMENT GROUP*

                                     [Graph]
                             Six Investment Styles
Small-Capitalization Growth
Global/International Growth Equity
Large-Capitalization Quality Growth
Balanced Management
Active Fixed Income
Cash Management



* Mentor Investment Advisors, LLC is a wholly-owned subsidiary of Mentor Investment Group, LLC

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
SEPTEMBER 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

With a commitment to excellence in investing, Mentor meets the challenges of product expansion by focusing on clarity, simplicity, and efficiency. Our investment teams operate with these priorities:


FOCUS -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of the portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.


OPPORTUNITIES -- By offering six different management styles, portfolio diversification is simplified. By offering multiple styles, Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.


SERVICE -- To help serve our shareholders, Mentor has a dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.


TECHNOLOGY -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about the best place to invest.


We at Mentor are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.

We look forward to making the Mentor formula work for you and to a mutually beneficial relationship.


Sincerely,


/s/ Daniel Ludeman                                /s/ Paul F. Costello
Daniel J. Ludeman                                 Paul F. Costello
CHAIRMAN                                          PRESIDENT


                                 [Mentor Logo]





                              THE MENTOR MISSION

  TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

  FOR MORE INFORMATION AND A PROSPECTUS FOR THE FUNDS, PLEASE CALL US,
  (800)382-0016, OR CONTACT YOUR CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


The 12 months ended September 30, 1998 were particularly difficult ones for small-cap. managers. The Mentor Growth Portfolio suffered along with most managers. The problems began late in the third quarter of 1997 as the Far East economic situation began to deteriorate and investors worried about the eventual impact of this on the U.S. economy. Fear in the financial markets often leads to a flight to perceived or real safety and investors fled small-caps for bonds and large-cap. stocks. Proof of this lay in the Russell 2000's negative 3.4% return in the fourth quarter of 1997 versus the S&P 500's 2.9% gain.


In the first and second quarters of 1998 the relative performance of small-caps remained much the same as the final quarter of 1997. Small-cap. growth stocks, in spite of very strong earnings results continued to under perform their large-cap. brethren. By mid-year 1998 the forward P/E of the Mentor Growth Portfolio (based on the next 12 months earnings) for only the second time in its history, was at a discount to the P/E of the S&P 500.


In the third quarter of 1998, matters seemed to come to a head as small-caps as represented by the Russell 2000 were down 16.2% year-to-date and 19% for the trailing 12 months. The S&P 500 return for the trailing 12-month period was 9.1%, emphasizing the disparate market returns. It is particularly interesting to review where the strength in the market was on a capitalization basis as shown below.


                                AVERAGE YTD            NUMBER
  BY CAPITALIZATION      DECLINE (1/1/98-9/30/98)     OF ISSUES
---------------------   --------------------------   ----------
   $250 million                    (28.6%)           5,757
  $250-2 Billion                   (25.1%)           1,905
  $2-5 Billion                     (19.3%)             372
  $5-20 Billion                     (8.9%)             316
  >$20 Billion                      2.06%              138

What is interesting from these numbers is the fact that the only group that seemed to attract much buying interest was the very small group of stocks over $20 billion in market capitalization. The vast predominance of stocks under $2 billion in capitalization were hammered in performance terms.


The flight to perceived investment safety, as illustrated above and caused largely by the worry over the Asian (and later Russian and South American) economic contagion, continued to impact small-caps despite the fact that this sector of the world would have little if any influence on the profit prospects of small-cap. stocks whose operations are mainly domestic. It is also interesting to note that as Mentor Growth Portfolio's small-caps stocks were being penalized by the market, these same companies were reporting superb earnings results for the second quarter. 84% of the Portfolio's holdings reported earnings that were in line with or better that the consensus expectation. Growth rates for earnings averaged 35% over the year ago period. These results followed on the heels of more than 85% positive or as expected earnings results in the first quarter and earnings growth rates exceeding 30%.


In view of the unusual deterioration of small-cap. stock prices, it may be helpful to examine these recent events within a broader historical context. History has illustrated time and again, that small-cap. stocks tend to discount economic events by as much as six to nine months. The economic and market events of 1989 to 1991 were a case in point.


The last time small-cap. valuations suffered as they have this year was the crash of 1990. Small-caps under performed larger companies throughout the latter part of 1989 and then through the bulk of

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1990. This was a period leading up to a recession, which officially began in the third quarter of 1990 and lasted through the first quarter of 1991. A recession is simple to identify in hindsight but extremely difficult to predict or identify definitively at the time it is taking place. The only hint of slowing economic growth that we had in 1990 was from late summer conversations with a number of our companies where management expressed concerns that business trends were slowing from the robust levels earlier in the year.


What makes the above review interesting is the action of our portfolio during that period. The Mentor Growth Portfolio declined by nearly 30% from September through the end of October of 1990, the period marking the beginning of the 1990 recession. In late October and early November the stocks in the Portfolio bottomed out and began what would become a very strong upward move. Between October 1990 and August 1991, the Portfolio gained over 74%, easily erasing the declines of the previous year. This upward trend continued until mid-1994, rewarding patient holders with excellent returns.


During 1998, we have remarked periodically that the spread between the performance of large and small companies may be forecasting a coming economic slowdown. This type of flight to the perceived quality of large-capitalization stocks is often associated with such times. And for the first time since the economic expansion of the 1990s began, a small group of economic forecasters are suggesting the possibility of negative economic growth or recession.


With the third quarter now over and earnings about to be reported for our companies, we are guardedly optimistic about the pending results. There are many companies in the portfolio that we know will report very good earnings, and there are a smaller number that we suspect will not meet analysts' estimates. However, we also believe that with the P/E of the Portfolio currently at less than 13 times estimated 1999 earnings results, much of a pending slowdown in earnings growth expectations is already reflected in our stocks. It does seem likely that the 30% growth rate in earnings which is projected for our companies will contract somewhat as analysts become less enthusiastic over the next year, much as happened as we entered the recessionary period of 1990 and 1991. However, particularly when compared to the anemic 2% growth in earnings presently projected for the S&P 500, we continue to believe that small-caps. represent a compelling value. We believe that on the whole, the companies in the Portfolio are excellent ones and as the unknowns of a possible recession become better recognized, the market will once again recognize the outstanding investment characteristics of these companies.


November 1998

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.~


                                   [GRAPH]

                   Class A           Russell 2,000
 6/5/95              9425              10000
9/30/95             11251              11557
9/30/96             14640              13076
9/30/97             18418              17416
9/30/98             14352              14103

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                              1-Year     Since Inception+++
                  Class A    (26.57%)         11.47%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 ++ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 9/30/98.

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.~

                                    [GRAPH]

               Class B        Russell 2000
 9/30/88       10000                10000
12/31/88        8737                 8860
12/31/89       10252                10835
12/31/90        9096                 8290
12/31/91       13667                12108
12/31/92       15796                14337
12/31/93       18260                17048
12/31/94       17443                16737
 9/30/95       23042                21041
 9/30/96       29535                23804
 9/30/97       36817                31706
 9/30/98       32972                28788

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                        1-Year       5-Year         10-Year
Class B                (25.53%)       9.87%           8.19%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class Y and the Russell 2000.~

[GRAPH]
               Class Y Shares      Russell 2,000
11/19/97             10000           10000
12/31/97             10021           10109
 3/31/98             11314           11126
 6/30/98             10713           10607
 9/30/98              8301            8470

Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y        n/a              (18.36%)




PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
++ Reflects operations of Mentor Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                           SHARES            MARKET VALUE
COMMON STOCKS - 84.17%
CAPITAL GOODS & CONSTRUCTION - 3.67%
Conrad Industries, Inc. *                  225,700         $ 1,495,262
Denali, Inc. *                             180,950           2,442,825
Motivepower Industries, Inc. *             282,500           6,603,437
Pentacon, Inc. *                           159,500           1,016,813
Rental Service Corporation *               237,900           4,282,200
Waste Industries, Inc. *                    95,750           1,986,812
                                                           -----------
                                                            17,827,349
                                                           -----------
CONSUMER CYCLICAL - 14.81%
Cadmus Communications
   Corporation                             192,900           3,761,550
Central Garden & Pet
   Company *                               237,200           4,388,200
Chancellor Media
   Corporation *                           110,950           3,702,956
Chattem, Inc.                              121,100           3,307,544
Clear Channel
   Communications                          113,712           5,401,320
Dollar General Corporation                 105,116           2,798,720
Dollar Tree Stores, Inc. *                 136,575           4,276,505
Fairfield Communities, Inc. *              239,450           2,394,500
Family Dollar Stores                       348,900           5,495,175
Galey & Lord, Inc. *                       171,700           2,049,669
Keystone Automotive
   Industries, Inc. *                      303,300           5,990,175
Lamar Advertising Company *                111,300           3,116,400
Mail Well Holdings, Inc. *                  76,300             653,319
Media Arts Group, Inc. *                   190,300           1,736,487
Metro Networks, Inc. *                      75,600           2,768,850
Outdoor Systems, Inc. *                    469,589           9,156,986
Papa John's
   International, Inc. *                   112,500           3,712,500
SCP Pool Corporation *                     253,075           3,289,975
Suburban Lodges of America *               195,150           1,305,066
Travel Services
   International, Inc. *                   198,250           2,688,766
                                                           -----------
                                                            71,994,663
                                                           -----------
CONSUMER STAPLES - 5.70%
Celestial Seasonings, Inc. *               154,800           2,341,350
Natrol, Inc. *                             171,900           1,525,612
Omega Protein Corporation *                158,000             878,875
Rexall Sundown, Inc. *                     196,700           3,036,556
Richfood Holdings, Inc.                    274,725           4,223,897
Twinlab Corporation *                      117,000           2,998,125
US Foodservice *                           151,100           6,289,537
Wild Oats Markets, Inc. *                  112,300           3,046,137
Whole Foods Market, Inc. *                  80,050           3,372,106
                                                           -----------
                                                            27,712,195
                                                           -----------


                                           SHARES            MARKET VALUE
COMMON STOCKS (CONTINUED)
ENERGY - 2.14%
Core Laboratories N.V. *                   340,500         $ 5,873,625
Global Industries, Limited *               265,850           3,073,891
Unifab International, Inc. *               140,000           1,470,000
                                                           -----------
                                                            10,417,516
                                                           -----------
FINANCIAL - 7.28%
Concord EFS, Inc. *                        351,316           9,068,344
Hibernia Corporation -
   Class A                                 196,000           2,829,750
Markel Corporation *                        66,360          10,119,900
National Commerce
   Bancorporation                          424,834           7,009,761
NOVA Corporation *                         208,423           6,395,965
                                                           -----------
                                                            35,423,720
                                                           -----------
HEALTH - 19.18%
American Dental
   Partners, Inc. *                         68,600             591,675
Assisted Living
   Concepts, Inc. *                        132,600           1,881,262
Brookdale Living
   Communities *                           213,800           4,489,800
Curative Health
   Services, Inc. *                        185,450           5,679,406
Express Scripts, Inc. -
   Class A *                                77,300           6,357,925
Health Management
   Associates, Inc. *                      310,061           5,658,613
Henry Schein, Inc. *                       120,250           4,178,687
Mecon, Inc. *                              184,600           1,384,500
Medquist, Inc. *                           217,050           6,864,206
Molecular Devices
   Corporation *                           232,000           3,973,000
Monarch Dental
   Corporation *                           113,000           1,490,187
NCS Healthcare, Inc. -
   Class A *                               131,350           2,315,044
Omnicare, Inc.                             140,660           4,958,265
Osteotech, Inc. *                          190,450           5,046,925
Pharmaceutical Product
   Development *                           117,450           3,288,600
Priority Healthcare
   Corporation - Class B *                 120,700           2,761,013
Province Healthcare
   Company *                               222,700           7,585,719
QuadraMed Corporation *                    201,400           4,053,175
Serologicals Corporation *                 376,050           9,448,256
Sunrise Assisted Living, Inc. *            175,200           6,011,550
United Payors &
   Providers, Inc. *                       171,450           3,343,275
Wesley Jessen Visioncare, Inc. *            90,000           1,912,500
                                                           -----------
                                                            93,273,583
                                                           -----------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                    SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY - 18.23%
ADE Corporation *                  246,400     $2,402,400
Applied Micro Circuits *           135,100      2,009,612
Aspect Development, Inc. *          54,050      2,128,219
ATMI, Inc. *                       147,950      2,052,806
Benchmark Electronics, Inc. *      289,440      6,602,850
Billing Concepts
   Corporation *                   214,350      3,000,900
Black Box Corporation *            111,350      2,700,237
C&D Technologies, Inc.             150,600      3,595,575
Carrier Access Corporation *        30,100        538,037
Cerprobe Corporation               278,800      3,066,800
CSG Systems
   International, Inc. *           119,600      5,292,300
Cumulus Media - Class A *          220,550      1,791,969
E.spire Communications, Inc. *     196,600      1,769,400
FORE Systems, Inc. *               196,400      3,265,150
Genesis Microchip, Inc. *           25,000        235,937
ICG Communications *               167,500      2,826,562
ITC DeltaCom *                     209,100      4,338,825
Medialink Worldwide, Inc. *        180,000      3,015,000
Network Appliance, Inc. *           37,100      1,878,187
Optek Technology, Inc. *           222,900      3,956,475
Parlex Corporation *               219,950      2,020,791
PCD, Inc. *                        216,200      2,702,500
Powerwave Technologies,
   Inc. *                          158,300      1,345,550
PRI Automation, Inc. *             238,800      2,985,000
RF Micro Devices, Inc. *           163,400      2,961,625
SCB Computer
   Technology, Inc. *              498,150      3,860,663
Segue Software, Inc. *             223,000      3,679,500
Sipex Corporation *                239,500      6,077,313
Speedfam International, Inc. *     236,700      2,544,525
World Access, Inc.                 197,750      4,004,438
                                               ----------
                                               88,649,146
                                               ----------
TRANSPORTATION - 6.05%
Atlantic Coast Airlines, Inc. *    222,750      5,206,781
Carey International, Inc. *        107,850      1,617,750
Coach USA, Inc. *                  180,350      4,452,391
Comair Holdings, Inc.              190,225      5,468,969
Covenant Transport, Inc. -
   Class A *                       217,700      2,476,338
Hunt (JB) Transportation
   Services, Inc.                   86,850      1,259,325
Mesaba Holdings, Inc.              379,775      5,506,738
M.S. Carriers, Inc. *               89,850      1,785,769
US Xpress Enterprises -
   Class A *                       135,650      1,661,713
                                               ----------
                                               29,435,774
                                               ----------


                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
MISCELLANEOUS - 7.11%
ABR Information
   Services, Inc. *                          130,500   $  1,786,219
AccuStaff, Inc. *                            145,635      2,120,810
AHL Services, Inc. *                         261,050      8,549,388
Butler International, Inc. *                 150,600      3,002,588
Gulf Island Fabrication, Inc. *              184,350      3,133,950
Kulicke & Soffa Industries,
   Inc.                                      186,400      2,493,100
Meta Group, Inc. *                            76,750      2,508,766
NFO Worldwide, Inc. *                        188,750      1,875,703
Rock of Ages Corporation *                   129,800      1,444,025
Romac International, Inc. *                  186,667      3,360,006
Select Appointments
   Holding~                                  133,850      2,325,644
StaffMark, Inc. *                            106,850      1,950,013
                                                       ------------
                                                         34,550,212
                                                       ------------
TOTAL COMMON STOCKS
   (COST $392,590,559)                                  409,284,158
                                                       ------------
SHORT-TERM INVESTMENT - 14.75%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $72,638,658 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $73,365,044 (cost
   $71,719,983)                          $71,719,983     71,719,983
                                                       ------------
TOTAL INVESTMENTS
   (COST $464,310,542)-98.92%                           481,004,141
OTHER ASSETS LESS LIABILITIES - 1.08%                     5,256,518
                                                       ------------
NET ASSETS - 100.00%                                   $486,260,659
                                                       ============

     *  Non-income producing.
     ~  American Depository Receipts.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $476,835,969 and $493,255,955, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $465,111,603. Net unrealized appreciation aggregated $15,892,538, of which $88,762,155, related to appreciated investment securities and $72,869,617, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $409,284,158
Repurchase agreements                                71,719,983
                                                   ------------
  Total investments
     (cost $464,310,542)                            481,004,141
Collateral for securities
  loaned (Note 2)                                   115,219,699
Receivables
  Investments sold                                    9,099,966
  Fund shares sold                                      958,924
  Dividends and interest                                 60,844
Other                                                    74,079
                                                   ------------
  TOTAL ASSETS                                      606,417,653
                                                   ------------
LIABILITIES
Payables
  Investments purchased          $ 1,944,829
  Securities loaned (Note 2)     115,219,699
  Fund shares redeemed             2,791,991
Accrued expenses and other
  liabilities                        200,475
                                 -----------
  TOTAL LIABILITIES                                 120,156,994
                                                   ------------
NET ASSETS                                         $486,260,659
                                                   ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $451,922,136
  Accumulated undistributed
     net investment income                                    -
  Accumulated net realized
     gain on investment
     transactions                                    17,644,924
  Net unrealized appreciation
     of investments                                  16,693,599
                                                   ------------
NET ASSETS                                         $486,260,659
                                                   ============
NET ASSET VALUE PER SHARE
Class A Shares                                     $      14.60
Class B Shares                                     $      14.18
Class Y Shares                                     $      14.63
OFFERING PRICE PER SHARE
Class A Shares                                     $      15.49 (a)
Class B Shares                                     $      14.18
Class Y Shares                                     $      14.63
SHARES OUTSTANDING
Class A Shares                                        5,323,225
Class B Shares                                       27,027,617
Class Y Shares                                        1,732,865

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                             $     524,466
Interest                                                  3,725,963
                                                      -------------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      4,250,429
EXPENSES
Management fee (Note 4)           $  4,204,377
Distribution fee (Note 5)            3,638,580
Shareholder service fee
  (Note 5)                           1,489,460
Transfer agent fee                     800,563
Administration fee (Note 4)            600,625
Shareholder reports and
  postage expenses                     142,288
Registration expenses                  130,378
Custodian and accounting fees           84,516
Legal fees                              22,254
Directors' fees and expenses            17,864
Audit fees                              12,320
Organizational expenses                  8,526
Miscellaneous                           61,523
                                  ------------
 Total expenses                                          11,213,274
                                                      -------------
NET INVESTMENT LOSS                                      (6,962,845)
                                                      -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on
  investments (Note 2)              37,565,972
Change in unrealized
  appreciation on investments     (173,567,460)
                                  ------------
NET LOSS ON INVESTMENTS                                (136,001,488)
                                                      -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(142,964,333)
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED       YEAR ENDED
                                                                       9/30/98           9/30/97
NET INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss                                               $   (6,962,845)   $  (6,118,383)
 Net realized gain on investments                                      37,565,972       35,210,825
 Change in unrealized appreciation on investments                    (173,567,460)      90,598,141
                                                                   --------------    -------------
 Increase (decrease) in net assets resulting from operations         (142,964,333)     119,690,583
                                                                   --------------    -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                              (6,599,466)      (5,768,516)
  Class B                                                             (31,307,757)     (52,589,913)
  Class Y                                                                     (10)               -
                                                                   --------------    -------------
  Total distributions to shareholders                                 (37,907,233)     (58,358,429)
                                                                   --------------    -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                         313,753,597      168,560,541
 Reinvested distributions                                              36,935,409       57,233,448
 Cost of shares redeemed                                             (294,819,420)     (87,713,664)
                                                                   --------------    -------------
 Change in net assets resulting from capital share transactions        55,869,586      138,080,325
                                                                   --------------    -------------
 Increase (decrease) in net assets                                   (125,001,980)     199,412,479
Net Assets
 Beginning of year                                                    611,262,639      411,850,160
                                                                   --------------    -------------
 End of year                                                       $  486,260,659    $ 611,262,639
                                                                   ==============    =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 YEAR           YEAR            YEAR               PERIOD
                                                                ENDED           ENDED          ENDED               ENDED
                                                               9/30/98         9/30/97        9/30/96           9/30/95 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 19.94        $ 18.47         $ 16.08           $   13.37
                                                              -------        ---------       -------           ---------
Income from investment operations
 Net investment loss                                            (0.12)        ( 0.17)          (0.10)             ( 0.01)
 Net realized and unrealized gain (loss) on investments         (4.03)          4.19            4.23                2.72
                                                              --------       ---------       --------          ----------
 Total from investment operations                               (4.15)          4.02            4.13                2.71
                                                              --------       ---------       --------          ----------
Less distributions
 From capital gains                                             (1.19)         (2.55)          (1.74)                  -
                                                              --------       ---------       --------          ----------
Net asset value, end of period                                $ 14.60        $ 19.94         $ 18.47           $   16.08
                                                              ========       =========       ========          ==========
TOTAL RETURN*                                                  (22.08%)        25.81%          29.15%              20.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  77,720      $ 105,033       $  40,272          $   20,368
Ratio of expenses to average net assets                          1.26%          1.28%           1.28%               1.36% (a)
Ratio of net investment loss to average net assets              (0.56%)       (0.67%)          (0.39%)             (0.65%)(a)
Portfolio turnover rate                                            88%            77%            105%                 70%
Average commission rate on portfolio transactions           $  0.0658      $  0.0651      $   0.0602

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          YEAR         YEAR         YEAR
                                                         ENDED         ENDED        ENDED
                                                        9/30/98       9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $ 19.53      $ 18.29      $ 16.05
                                                       --------     ---------    ---------
Income from investment operations
 Net investment loss                                     (0.23)       (0.22)       (0.17)
 Net realized and unrealized gain (loss) on
  investments                                            (3.93)        4.01         4.15
                                                       --------     ---------    ---------
 Total from investment operations                        (4.16)        3.79         3.98
                                                       --------     ---------    ---------
Less distributions
 From capital gains                                      (1.19)       (2.55)       (1.74)
                                                       --------     ---------    ---------
Net asset value, end of period                         $ 14.18      $ 19.53      $ 18.29
                                                       ========     =========    =========
TOTAL RETURN*                                           (22.62%)      24.66%       28.18%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $ 383,188    $ 506,230    $ 371,578
Ratio of expenses to average net assets                   2.01%        2.03%        2.03%
Ratio of net investment loss to average net assets       (1.30%)      (1.42%)      (1.13%)
Portfolio turnover rate                                     88%          77%         105%
Average commission rate on portfolio transactions    $  0.0658    $  0.0651    $  0.0602



                                                             PERIOD             YEAR          YEAR
                                                             ENDED             ENDED         ENDED
                                                          9/30/95 (b)         12/31/94      12/31/93
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $    12.15           $ 13.78       $ 12.81
                                                         ----------           -------       -------
Income from investment operations
 Net investment loss                                          (0.13)            (0.15)        (0.08)
 Net realized and unrealized gain (loss) on
  investments                                                  4.03             (0.47)         2.07
                                                         -----------          -------       -------
 Total from investment operations                              3.90             (0.62)         1.99
                                                         -----------          -------       -------
Less distributions
 From capital gains                                              --             (1.01)        (1.02)
                                                         -----------          -------       -------
Net asset value, end of period                           $    16.05           $ 12.15       $ 13.78
                                                         ===========          =======       =======
TOTAL RETURN*                                                 32.10%            (4.48%)       15.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  246,326          $190,126      $186,978
Ratio of expenses to average net assets                        2.08% (a)         2.01%         2.02%
Ratio of net investment loss to average net assets            (1.20%)(a)        (1.20%)       (1.12%)
Portfolio turnover rate                                          70%               77%           64%
Average commission rate on portfolio transactions

CLASS Y SHARES

                                                          PERIOD ENDED
                                                           9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   18.12
                                                         ---------
Income from investment operations
 Net investment loss                                         (0.02)
 Net realized and unrealized loss on investments             (3.28)
                                                         -----------
 Total from investment operations                            (3.30)
                                                         -----------
Less distributions
 From capital gains                                          (0.19)
                                                         -----------
Net asset value, end of period                           $   14.63
                                                         ===========
TOTAL RETURN*                                               (18.36%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  25,353
Ratio of expenses to average net assets                       1.01% (a)
Ratio of net investment loss to average net assets           (0.04%)(a)
Portfolio turnover rate                                         88%
Average commission rate on portfolio transactions        $  0.0658

(a) Annualized.
(b) For the period from January 1, 1995 to September 30, 1995.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

MARKETS REVIEW
The 12-month period ended September 30, 1998 marked a turbulent period for world markets. For the period the Mentor Perpetual Global Portfolio A shares returned (4.97%) while the B shares returned (5.65%), exclusive of sales charges. This compares favorably to the (7.57%) average return for its Lipper Global Funds peer group. This performance placed both share classes in the 2nd quartile of that Lipper category. The Portfolio's Morgan Stanley World Index benchmark returned 0.51% for the period due to its overweighting in Japan as compared to most managers, including Mentor.



UNITED STATES
The year began with the U.S. enjoying healthy economic growth, subdued inflation and rising corporate profits. The market began to run out of steam, however, during the second quarter of 1998 as investors became somewhat nervous about the effect of the Asian economic collapse on U.S. corporate earnings growth and concerns that the strength of the domestic economy might provoke tightening by the Federal Reserve. Mid- and small-cap. stocks fell increasingly out of favor, despite their higher expected growth rates, and significantly trailed their larger counterparts. A significant factor behind this phenomenon was the increasing nervousness of U.S. retail investors who sought reassurance by buying very large, well-known companies. Despite this, we remain reluctant to buy the mega-cap. stocks where valuations bear no rational relationship to current or foreseeable earnings.


The Federal Reserve, through its chairman, has already voiced its concern over the possible effects of international turmoil on financial markets and the U.S. economy. Interest rates have already been cut twice by 25 basis points, liquidity is being injected into U.S. money markets, and there are strong expectations of more rate cuts to come. As always, the question for investors is what exactly has been priced into the market. Intense focus on a very small range of very large companies has largely obscured the fact that most stocks have already experienced a substantial bear market. For much of the U.S. equity market, the gloomy prognostications of economic slowdown and earnings stagnation have largely been discounted. Indeed, relative to the market as a whole, small- and mid-cap. stocks stand at historically low valuations, raising the possibility that sharp reductions in interest rates and massive increases in money supply could herald a rerun of the 1989-1992 bull-run in this sector.



UNITED KINGDOM
In common with equity markets worldwide, the U.K. sharply corrected early in the fourth quarter of 1997. However, in November, despite an unexpected 0.25% rise in interest rates, the market rallied and continued to move forward strongly through the end of the first quarter 1998. In June, the Monetary Policy Committee (MPC) surprised many by raising interest rates a further 0.25% to 7.5%. Almost coincidentally, stronger than expected numbers for inflation, average earnings growth, and retail spending prompted fears of yet another rise in U.K. interest rates. In common with other world equity markets, the U.K. has seen recent indiscriminate declines and opinion appears to have shifted towards expectation of a hard landing -- or technical recession -- later in 1998. The corporate sector today enjoys robust financial strength and any downturn is unlikely to be as severe as the stock market is suggesting. With growing international pressure for cuts in Western interest rates, coupled with weakening domestic economic data and recent downward revisions to wages growth, future interest

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

rate cuts seem likely. With venture capitalists and directors already taking active advantage of current low valuations among small- and mid-cap. stocks, with U.K. interest rates set to fall farther, and with weaker sterling providing support to exports and protection against imports, we find ourselves more positive than the consensus about prospects for the U.K. equity market.



CONTINENTAL EUROPE
Early in the fourth quarter of 1997, Asia's deepening travails provoked corrections to European markets. However, a strong bounce in December 1997 extended into a rally that continued well into the first quarter of 1998. By the end of the first quarter, equity markets, supported by cross-border mergers and acquisitions, corporate restructuring, low interest rates, and strong mutual funds inflows, had reached new record highs. Despite sharp corrections in April and June on concerns over renewed turmoil in Asia and a possible rise in core European interest rates, European equity markets generally continued their strong upward progress throughout the second quarter. However, in the final weeks of the third quarter, European markets, already uneasy over growing signs of a downturn in exports and hesitancy in Germany's economic recovery, fell prey to the same global issues affecting other Western equity markets and corrected sharply.


It seems increasingly likely that the EMU's interest rate will be set at a fairly low level. Lower interest rates among Europe's peripheral countries will provide added support for their economies and equity markets. We expect the recent extreme market volatility to continue as the leverage that has built up in markets unwinds. This outlook is clouded by the as yet unquantifiable effects of international financial turmoil and the credit crunch resulting from extreme risk aversion within international capital markets. The disorderly markets and indiscriminate selling of recent months has introduced a number of significant valuation anomalies, and suggests that investment on the basis of fundamental analysis should be rewarded once order and a measure of calm returns to the market place.



JAPAN
In October 1997, the collapse of Asian currencies and equity markets provoked a sharp correction in the Japanese equity market. In January 1998, the market rallied strongly on hopes of successful action by the government to stimulate the domestic economy. However, as the first quarter of 1998 progressed, optimism gave way to resigned gloom as the government once more proved incapable of revitalizing an economy that was slipping back into recession, and the equity market drifted resignedly downward.


For some time, economic statistics have been universally and unremittingly dire. The manufacturing sector has been shedding labor for the last five years, and this has now spread to the service sector. Production, productivity and real wages are all declining steeply, capacity utilization has fallen off a cliff, and wholesale prices are collapsing. The recent dramatic strengthening of the yen relative to the U.S. dollar, however, coupled with an unexpected political consensus, has provided the government with a window of opportunity. They can create massive new liquidity as part of the vital rehabilitation of a banking system which is suffocating under a mountain of unrepayable loans to failed property companies and bankrupt Asian corporations. Recession is forcing corporate restructuring, and a new focus on shareholder value is sowing the seeds of Japan's next bull market. However, shorter term, this

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

is likely to mean higher unemployment, further depressing consumer confidence and deepening the severity of Japan's economic contraction.



ASIA
Asian markets plunged during October 1997, as currencies throughout the region buckled, revealing extreme levels of government and corporate foreign debt. At the same time, investor confidence was further undermined by ineffective, inappropriate, and occasionally ill-considered responses by regional governments. From mid-January, markets and currencies bounced dramatically from their oversold lows and, despite unhappiness at the austerity involved, South Korea and Thailand made valuable initial progress in implementing IMF reform programs. However, in April 1998, increasing unrest in Indonesia and the prospect of serious political and economic instability sparked renewed region-wide concerns. Regional currencies and equity markets sank throughout the remainder of the second quarter. A rapidly escalating financial crisis in Russia, followed by effective default on its sovereign debt, triggered a massive worldwide flight to quality and profound risk aversion. Investor confidence in emerging markets, already weak, evaporated, and Asia's equity markets sank to new lows.


Little real progress has been made in restructuring the region's commercial, financial, or legal infrastructure. Regionally, any progress in achieving long-lasting and soundly-based economic recovery remains severely hampered by a mountainous burden of foreign debt. Although there appears to be a growing acceptance amongst G-7 banks and politicians that, faced with a choice between forgiveness or default, the former is likely to prove more rewarding, actual implementation is likely to prove both difficult and protracted. In the meantime, the potential for further civil unrest and political uncertainty suggest that markets are likely to remain volatile and that, at present levels, optimism has already been discounted and further upside potential -- at least in the medium term -- is limited.



LATIN AMERICA
In October 1997, the collapse of Asian currencies and equity markets triggered dramatic declines in Latin American equity markets, with investors particularly concerned over possible devaluation of the Brazilian currency. Prompt action by the Brazilian authorities in raising interest rates to punitively high levels, and instituting government spending reforms resulted in a successful defense of the currency. Brazil's privatization program remained on course, and fading concerns over the stability of the currency allowed the government to wind down interest rates gradually, although these remained at high levels. In April 1998, renewed turmoil in Asia triggered affected investor confidence in emerging markets worldwide, and Latin America's equity markets sank throughout the remainder of the second quarter.


A brief rally in Asia fed through to Latin American equity markets but, in the closing months of the period under review, financial disarray in Russia, and fears over worldwide contagion, effectively destroyed the last vestiges of investor confidence in emerging markets. The ensuing `flight to quality' sent Latin American equity markets tumbling past their earlier New Year lows.


The region continues to suffer from investor concern over fiscal imbalances, with deficits in both government expenditure and trade accounts. The latter have, in part, been due to weak commodity prices, but much has been the product of strong

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

domestic growth that has sucked in imports. The re-election of President Cardoso has raised hopes that, together with support from international lending institutions, Brazil's government will be able to institute the fiscal reforms necessary to restore confidence in the country's currency. This could provide something of a role model for other Latin American countries, such as Argentina, Chile and Mexico, also experiencing trade deficits and fiscal imbalances.


November 1998

MENTOR PERPETUAL GLOBAL PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]
               Morgan Stanley      A Shares       B Shares
3/29/94        10000                9425          10000
9/30/94        10546                9982           9487
9/30/95        12125               10655          10587
9/30/96        13846               12501          12677
9/30/97        17256               15200          15668
9/30/98        17344               14445          14580

Average Annual Returns as of 9/30/98
Including Sales Charges

               1-Year         Since Inception++
Class A        (10.44%)       8.50%
Class B         (9.23%)       8.89%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


 ~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B
     Shares from the date of commencement of operations on 3/29/94 through 9/30/98.

MENTOR PERPETUAL GLOBAL PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class Y Share and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]
               MSCI World Inc      Class Y Shares
11/19/97       10000               10000
12/31/97       10278               10304
 3/31/98       11832               11791
 6/30/98       11714               12041
 9/30/98       10187               10608

Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y Shares  n/a             1.60%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                            SHARES             MARKET VALUE
COMMON STOCKS - 88.49%
ARGENTINA - 0.10%
Perez Company SA~                        4,437               $   36,609
Telecom Argentina SA~                    2,100                   62,344
Telefonica de Argentina SA~              2,020                   59,464
                                                             ----------
                                                                158,417
                                                             ----------
AUSTRIA - 0.34%
Bank Austria AG                         14,000                  535,988
                                                             ----------
BELGIUM - 1.18%
Cofinimmo                                7,576                  920,068
Fortis AG                                1,550                  382,327
G.I.B. Group SA                         11,200                  557,400
                                                             ----------
                                                              1,859,795
                                                             ----------
BRAZIL - 0.33%
Cemig CIA Energetic~ (a)                 1,700                   37,593
CIA Brasil Petro Ipiranga            4,900,000                   31,374
Companhia Cervejaria
   Brahma-                               3,500                   27,344
Companhia Vale do Rio Doce~              2,450                   35,140
Compania Paulista de Forca e
   Luz                                 370,000                   30,589
Electrobras - Centrais Eletricas
   Brasileiras SA                        2,930                   32,507
Electropaulo Metropolitana -
   Electricidade de Sao Paulo SA       690,000                   35,443
Pao de Acucar#                       2,630,000                   34,611
Petroleo Brasileiro SA~                  2,520                   25,833
Telecomonicacoes
   Brasileiras SA~                       2,030                  142,988
Telecomunicacoes de Sao
   Paulo SA                            240,000                   34,824
Telecomunicacoes de
   Minas Gerais                      1,130,000                   40,037
Telerj Celular SA*                     240,000                   10,326
                                                             ----------
                                                                518,609
                                                             ----------
CHILE - 0.09%
Chilectra SA~                            3,450                   56,411
Embotelladora Andina SA~*                1,200                   16,500
Enersis SA~                              1,500                   30,563
Telecomunicaciones de Chile~             1,700                   32,513
                                                             ----------
                                                                135,987
                                                             ----------
CHINA - 0.25%
Heilongjiang Electric Power
   Company                             180,000                   66,600
Huaneng Power International,
   Inc. - Class A~*                     15,000                  153,750
Yanzhou Coal Mining
   Company                           1,000,000                  174,216
                                                             ----------
                                                                394,566
                                                             ----------


                                            SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
FINLAND - 1.49%
Huhtamaki                                7,472               $  230,812
Metra Oyj - Class B                     38,220                  744,472
Nokia Oyj - Class A                     17,410                1,383,894
                                                             ----------
                                                              2,359,178
                                                             ----------
FRANCE - 7.04%
Accor SA                                 5,000                1,049,463
Atos SA                                  5,230                  931,443
Axa                                     10,940                1,002,522
Casino Guichard Perrachn                 7,350                  741,814
Compagnie de Saint - Gobain              3,250                  431,352
Colas                                    1,730                  329,121
Comptoirs Modernes                       1,320                  825,280
Elf Aquitaine SA                        10,400                1,283,721
Entrelec                                12,000                  531,609
Genset SA~*                             30,000                  772,500
ISIS                                     5,460                  370,626
SEB SA                                   1,270                   98,821
Serp Recyclage                           3,039                  295,317
Societe Generale D'Enterprises          12,610                  471,909
Total SA - Class B                       8,450                1,065,664
Vivendi                                  4,760                  948,922
                                                             ----------
                                                             11,150,084
                                                             ----------
GERMANY - 5.41%
Allianz AG                               3,785                1,172,150
Ava Allg Handels Der Verbrau             3,400                1,384,887
Porsche AG                                 805                1,408,009
Prosieben Media AG                      12,650                  697,116
Sauer, Inc.                             34,050                  270,272
Siemens AG                              13,850                  757,438
Veba AG                                 35,920                1,864,742
Viag AG                                  1,550                1,014,331
                                                             ----------
                                                              8,568,945
                                                             ----------
GREAT BRITAIN - 10.50%
Abbey National PLC                      31,250                  538,886
Allied Zurich PLC*                      28,500                  291,247
Arcadia Group                           55,700                  228,062
Arriva PLC                              35,000                  223,582
Asda Group                             108,000                  313,762
BAA PLC                                 32,250                  327,925
Barclays PLC                            26,000                  422,733
Bass PLC                                23,571                  285,127
BAT Industries PLC                      32,500                  244,054
Britannic Assurance PLC                 15,000                  322,885
British Aerospace PLC                   81,000                  488,189
British Airways PLC                     34,500                  213,208
British Biotech PLC*                   150,000                   89,832

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
British Petroleum
   Company PLC                             24,000          $  366,565
Burmah Castrol PLC                         25,000             353,806
Celltech PLC*                              25,000             112,555
Centrica PLC*                             149,500             288,282
Debenhams PLC                              40,000             226,640
Dixons Group                               16,000             163,507
Emap PLC                                   25,000             397,554
Enterprise Oil PLC                         75,000             506,499
Glaxo Wellcome PLC                         31,000             912,727
Granada Group PLC                          36,000             470,032
Great Universal Stores PLC                 22,000             245,379
Greenalls Group PLC                        40,000             197,078
House of Fraser                            50,000              70,506
Iceland Group PLC                          31,250             101,169
III Group PLC                              30,000             257,136
Imperial Chemical
   Industries PLC                          30,000             236,239
Inchcape PLC                               90,000             177,370
Lloyds TSB Group PLC                       54,000             603,212
Medeva PLC                                 80,000             125,043
Meggitt PLC                                50,000             113,830
National Westminster Bank                  28,250             377,963
Northern Foods PLC                         73,400             223,218
PowerGen PLC                               44,000             653,348
Prudential Corporation PLC                 33,000             479,639
Rank Group PLC                             61,750             251,784
Reckitt & Colman PLC                       13,300             198,506
Reuters Group PLC                          32,000             268,298
Rolls-Royce PLC                           138,000             478,875
Sainsbury (J.) PLC                         51,000             489,119
Scotia Holdings *                          30,000              50,968
Signet Group                              312,500             136,712
Smith (H.W.) Group PLC                     33,750             280,104
SmithKline Beecham PLC                     47,000             518,630
Spirax-Sarco Engineering PLC               30,000             221,203
Stakis PLC                                260,000             375,468
Standard Chartered                         51,500             366,389
Tate & Lyle PLC                            35,282             195,412
Tesco PLC                                 112,400             332,274
Trinity PLC                                35,000             241,421
United Assurance Group PLC                 23,000             229,180
United News & Media PLC                    35,000             331,210
                                                           ----------
                                                           16,614,342
                                                           ----------
GREECE - 0.00%
Heilenic Telecommunication
   organization SA                            122               2,926
                                                           ----------


                                          SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
HONG KONG - 1.84%
Cheung Kong                                20,000          $   92,657
China Foods Holdings,
   Limited *                              575,000             143,954
China Telecom *                            40,000              62,976
Citic Pacific, Limited                     70,000             122,855
Elec & Eltek International
   Company, Limited                       735,000             132,791
First Tractor Company                     305,000              78,720
GZI Transport, Limited -
   Warrants                                60,000                  77
GZI Transport, Limited                    484,000             101,185
HKR International, Limited                840,000             260,163
Hong Kong Electric                         35,000             120,370
Hong Kong & China Gas                     100,000             122,596
HSBC Holdings PLC                          33,454             613,683
Hung Hing Printing Group                  238,000              79,088
Hutchison Whampoa, Limited                 48,000             252,729
National Mutual Asia, Limited             280,000             136,405
New World Development                     130,951             175,750
Road King Infrastructure,
   Limited                                464,544             254,783
Swire Pacific,
   Limited - Class A                       50,000             157,440
                                                           ----------
                                                            2,908,222
                                                           ----------
INDIA - 0.34%
BSES, Limited #*                            8,000             103,000
Hindalco Industries, Limited #              5,000              54,500
Indian Opportunity Fund,
   Limited*                                11,000              93,390
Mahanagar Telephone Nigam,
   Limited #*                               2,000              22,700
Tata Electric #                             1,500             262,500
                                                           ----------
                                                              536,090
                                                           ----------
INDONESIA - 0.06%
Bat Indonesia                              36,000              50,131
Gudang Garam                               80,000              42,804
                                                           ----------
                                                               92,935
                                                           ----------
IRELAND - 2.05%
Bank of Ireland                            72,465           1,289,008
CRH PLC                                    80,000           1,007,138
Elan Corporation PLC~ *                    13,250             954,828
                                                           ----------
                                                            3,250,974
                                                           ----------
ITALY - 4.77%
Assicurazioni Generali                     15,020             488,729
ENI SPA                                   192,000           1,177,350
Finmeccanica SPA                          192,030             159,526
Grupo Editoriale L'Espresso               174,000           1,370,618
Ina SPA                                   185,000             470,809

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
ITALY (CONTINUED)
Istituto Mobiliare Italiano              76,000          $1,003,908
Rinascente SPA                           90,850             797,108
Telecom Italia Mobile                   105,500             614,966
Telecom Italia SPA                      185,000           1,275,108
Telecom Moblit                           61,000             196,267
                                                         ----------
                                                          7,554,389
                                                         ----------
JAPAN - 8.87%
Asahi Glass Company, Limited            275,000           1,327,239
Daiwa House Industry
   Company, Limited                     170,000           1,541,499
Kirin Brewery Company,
   Limited                              160,000           1,277,660
Kokusai Securities Company,
   Limited                              200,000           1,396,709
Mitsui Chemicals, Inc.                  500,000           1,429,616
Nippon Steel Corporation                880,000           1,261,280
Sony Music Entertainment,
   Inc.                                  40,000           1,310,420
Sumitomo Warehouse                      360,000           1,376,819
Tokyo Electric Power
   Company                               75,000           1,431,444
Tokio Marine & Fire
   Insurance                            190,000           1,695,064
                                                         ----------
                                                         14,047,750
                                                         ----------
KOREA - 0.08%
Atlantis Korean Smaller
   Companies *                           20,000             100,200
CITC Seoul Excel *                            2               3,700
LG Electronics #                          6,400               8,000
Samsung Electronics # (a)                   475               7,030
                                                         ----------
                                                            118,930
                                                         ----------
MALAYSIA - 0.08%
Boustead Holdings Berhad (c)             84,000              46,802
IOI Corporation (c)                     100,000              37,319
Nanyang Press Berhad (c)                 60,000              48,568
                                                         ----------
                                                            132,689
                                                         ----------
MEXICO - 0.31%
Cemex SA~*                                5,600              27,368
Cifra SA                                 34,500              41,982
Coca-Cola Femsa SA~                       2,900              35,344
Corporacion Geo SA*                       9,600              17,881
DESC SA~                                  2,002              27,528
Empresas La Moderna SA~                   1,800              43,030
Grupo Carso SA~                           7,800              46,539
Grupo Televisa #*                         1,400              26,928
Kimberly-Clark de Mexico SA~              2,680              35,845
Panamerican
   Beverages - Class A *                  2,000              35,625


                                        SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
MEXICO (CONTINUED)
Telefonos de Mexico SA                    3,500          $  154,875
                                                         ----------
                                                            492,945
                                                         ----------
NETHERLANDS - 1.14%
Baan Company NV *                        23,000             595,117
Royal Dutch Petroleum                    12,748             633,285
Vendex International NV                  15,325             569,960
Vendex International NV -
   Coupon                                15,325               2,036
                                                         ----------
                                                          1,800,398
                                                         ----------
PERU - 0.01%
Telefonica del Peru SA~                   2,500              30,625
                                                         ----------
PHILIPPINES - 0.13%
Benpres Holdings #*                      68,000             187,000
Benpres Holdings - Rights                27,200              27,336
                                                         ----------
                                                            214,336
                                                         ----------
PORTUGAL - 1.38%
BPI SGPS SA                              28,060             773,990
Cimpor Cimentos de Portugal              15,000             418,391
Elec de Portugal                         29,600             681,196
Jeronimo Martins                          9,050             306,623
                                                         ----------
                                                          2,180,200
                                                         ----------
SINGAPORE - 0.72%
City Developments, Limited               30,000              65,700
GP Batteries International,
   Limited                              190,000             245,161
Marco Polo Developments,
   Limited                              120,000              62,504
Overseas Chinese Bank *                  80,287             201,490
Overseas Union Bank, Limited             80,000             114,117
Singapore Airlines, Limited              20,000             109,500
Singapore Press Holdings                 10,000              82,865
United Overseas Bank                     87,000             253,353
                                                         ----------
                                                          1,134,690
                                                         ----------
SPAIN - 6.22%
Acciona SA                                5,000           1,252,952
Argentaria Corp Bancaria de
   Espana SA                             45,143             898,946
Baron de Ley*                            30,000           1,015,050
Centros Comerciales
   Continente, SA                        50,560           1,286,587
Gas Natural SDG SA                       11,600             821,767
Prosegur CIA de Seguridad SA            116,895           1,450,218
Tabacalera SA                            64,000           1,405,280
Telefonica SA                            24,745             903,529
Viscofan Envolturas
   Celulosicas SA                        29,960             779,279

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                         SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
SPAIN (CONTINUED)
Viscofan Envolturas
   Celulosicas SA - Warrants              29,960          $  38,647
                                                          ---------
                                                          9,852,255
                                                          ---------
SWEDEN - 1.88%
BPA AB                                   265,000            673,829
Celsius AB - Class B                      56,360          1,060,489
ForeningsSparbanken AB                    54,040          1,236,692
                                                          ---------
                                                          2,971,010
                                                          ---------
SWITZERLAND - 4.19%
Jelmoli Holding AG                           880          1,026,295
Nestle SA                                    790          1,575,994
Novartis AG                                1,056          1,697,402
Roche Holding
   AG - Genussshein                          152          1,640,565
UBS AG*                                    3,525            689,424
                                                          ---------
                                                          6,629,680
                                                          ---------
TAIWAN - 0.20%
Formosa Growth Fund *                      5,000             88,125
Taipei Fund *                                 20            161,000
Taiwan Semiconductor~                      5,900             75,228
                                                          ---------
                                                            324,353
                                                          ---------
THAILAND - 0.08%
Cogenaration PLC                          67,000             30,493
Electricity Generating Public
   Company                                40,000             95,575
                                                          ---------
                                                            126,068
                                                          ---------
UNITED STATES - 27.41%
AccuStaff, Inc. *                         25,000            364,063
American Home Products
   Company                                14,000            733,250
American Tower
   Corporation *                          10,000            255,000
Anadarko Petroleum
   Corporation                            12,000            471,750
Anheuser-Busch Companies,
   Inc.                                   11,000            594,000
Associates First Capital                  19,100          1,246,275
Aurora Foods, Inc.*                        9,800            134,750
BankBoston Corporation*                   10,800            356,400
Baxter International, Inc.                14,500            862,750
Bell Atlantic Corporation                 18,900            915,469
Borders Group, Inc. *                     18,000            400,500
Bristol-Myers Squibb
   Company*                                9,700          1,007,588
Burlington Northern                       16,500            528,000
Cardinal Health, Inc.                      5,800            598,850
Chase Manhattan Corporation               11,700            506,025
Chevron Corporation                       10,000            840,625


                                         SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Columbia/HCA Healthcare
   Corporation                            27,900          $ 559,744
Comcast Corporation - Class A             15,000            704,063
Compaq Computer
   Corporation                            24,500            774,813
CompUSA, Inc.                              7,600            131,576
Conseco, Inc.                             20,600            629,588
Consolidated Stores
   Corporation*                           15,000            294,375
Duke Energy Corporation                    7,700            509,644
El Paso Energy Corporation                20,000            648,750
EMC Corporation*                          15,000            857,813
Federal National Mortgage
   Association                             6,300            404,775
HealthSouth Corporation *                 50,000            528,125
Intel Corporation                         19,600          1,680,700
International Business
   Machines, Inc.                         11,000          1,408,000
Lilly (Eli) & Company                      9,000            704,813
Lockheed Martin Corporation                6,100            614,956
Mail-Well Holdings*                       19,600            167,825
MBNA Corporation                          29,200            835,850
McDonald's Corporation                     9,000            537,188
MCI WorldCom, Inc.                        29,000          1,417,375
Medicis Pharmaceutical*                   22,000            871,750
Meditrust Corporation                     27,654            471,846
Microsoft Corporation *                    5,000            550,313
NationsBank Corporation                   15,500            829,250
Newbridge Networks
   Corporation                            24,500            439,469
Newcourt Credit Group, Inc.               11,000            287,375
Nextel Communications, Inc.               11,000            222,063
Ocular Sciences *                          5,000            105,000
Omnicare, Inc.                            15,000            528,750
Pfizer, Inc.                               8,200            868,688
Philip Morris Companies, Inc.             15,000            690,938
Phillips Petroleum Company                 7,100            320,388
Provident Companies, Inc.                 20,000            675,000
Ralston-Purina Group                      12,400            362,700
Republic Services, Inc.*                   9,000            175,500
SBC Communications, Inc.                  28,800          1,279,800
Staples, Inc.*                            53,150          1,561,281
Stewart Enterprises                       22,000            368,500
Sun Microsystems, Inc.*                    9,000            448,313
Sybron International
   Corporation *                          25,000            478,125
Tele-Communications
   International *                        16,000            626,000
Texaco, Inc.                              15,000            940,313
Texas Instruments, Inc.                    7,500            395,625

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
3Com Corporation*                      10,000      $   300,625
Time Warner, Inc.                      17,500        1,532,340
Travelers Group, Inc.                  12,500          468,750
Travelers Property and
   Casualty Corporation                18,000          574,875
Tyco International, Ltd.               10,000          552,500
U.S. Foodservice*                      29,600        1,232,100
Viacom Industries,
   Inc. - Class A                      20,000        1,150,000
Westpoint Stevens,
   Inc. - Class A *                    16,000          488,000
Williams Companies, Inc.               12,500          359,375
                                                   -----------
                                                    43,380,820
                                                   -----------
TOTAL COMMON STOCKS
   (COST $148,319,820)                             140,078,196
                                                   -----------
CORPORATE BONDS - 0.29%
GREAT BRITIAN
Scotia Holdings, 8.50%,
   3/26/02                         $   19,000           23,403
                                                   -----------
KOREA
Republic of Korea, 8.88%,
   4/15/08                            208,000          177,450
                                                   -----------
MALAYSIA
Telekom Malaysia Berhad,
   4.00%, 10/03/04 ~ (9/22/94,
   $70,000) (a) (b)                    70,000           37,800
                                                   -----------
THAILAND
PTTEP International, Limited,
   7.63%, 10/01/06                    300,000          223,500
                                                   -----------
TOTAL CORPORATE BONDS
   (COST $461,458)                                     462,153
                                                   -----------
                                                   140,540,349
                                                   -----------
SHORT-TERM
   INVESTMENT - 10.07%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   Federal National Mortgage
   Association, $16,141,372
   6.00%, 8/01/13, market
   value $16,302,785
   (cost $15,936,519)              15,936,519       15,936,519
                                                   -----------




                                    MARKET VALUE
TOTAL INVESTMENTS
   (COST $164,717,797)-98.85%     $156,476,868
OTHER ASSETS LESS
   LIABILITIES - 1.15%               1,812,839
                                  ------------
NET ASSETS - 100.00%              $158,289,707
                                  ============

     * Non-income producing.
     # Global Depository Receipts.
     ~ American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.
(c) These securities are considered illiquid due to a one year moratorium on the repatriation of assets from Malaysia.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $248,291,695 and $235,288,192, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $165,477,184. Net unrealized depreciation aggregated $9,000,316, of which $11,442,631, related to appreciated investment securities and $20,442,947, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                $ 140,540,349
Repurchase agreements                                   15,936,519
                                                     -------------
  Total investments
     (cost $164,717,797)                               156,476,868
Receivables
  Collateral for securities
     loaned (Note 2)                                    12,707,641
  Investments sold                                       6,315,010
  Fund shares sold                                         354,472
  Dividends and interest                                   443,615
Unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 6)                                  617
Deferred expenses (Note 2)                                   5,424
                                                     -------------
  TOTAL ASSETS                                         176,303,647
                                                     -------------
LIABILITIES
Payables
  Investments purchased            $ 2,697,553
  Securities loaned (Note 2)        12,707,641
  Fund shares redeemed               2,446,454
  Unrealized depreciation on
     forward foreign currency
     exchange contracts
     (Note 6)                           35,060
Accrued expenses and other
  liabilities                          127,232
                                   -----------
  TOTAL LIABILITIES                                     18,013,940
                                                     -------------
NET ASSETS                                           $ 158,289,707
                                                     =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $ 153,975,854
  Accumulated undistributed
     net investment income                                   3,616
  Accumulated net realized
     gain on investment
     transactions                                       12,574,725
  Net unrealized depreciation
     of investments and foreign
     currency related
     transactions                                       (8,264,488)
                                                     -------------
NET ASSETS                                           $ 158,289,707
                                                     =============
NET ASSET VALUE PER SHARE
Class A Shares                                       $       18.92
Class B Shares                                       $       18.21
Class Y Shares                                       $       18.96
OFFERING PRICE PER SHARE
Class A Shares                                       $       20.07(a)
Class B Shares                                       $       18.21
Class Y Shares                                       $       18.96
SHARES OUTSTANDING
Class A Shares                                           3,118,915
Class B Shares                                           5,452,526
Class Y Shares                                                  53

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                           $  2,176,556
Interest                                                     499,605
                                                        ------------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                       2,676,161
EXPENSES
Management fee (Note 4)              $ 1,612,495
Distribution fee (Note 5)                734,020
Shareholder service fee (Note 5)         384,373
Transfer agent fee                       220,815
Custodian and accounting fees            188,561
Administration fee (Note 4)              153,750
Registration expenses                     67,081
Shareholder reports and postage
  expenses                                36,249
Organizational expenses                   11,067
Legal fees                                 4,542
Directors' fees and expenses               3,591
Audit fees                                 3,143
Miscellaneous                             14,317
                                     -----------
 Total expenses                                            3,434,004
                                                        ------------
NET INVESTMENT LOSS                                         (757,843)
                                                        ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS
Net realized gain on investments
  and foreign currency related
  transactions (Note 2)               14,799,387
Change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency related transactions      (25,459,714)
                                     -----------
NET LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS                                           (10,660,327)
                                                        ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                             $(11,418,170)
                                                        ============

(b) Net of withholding taxes of $206,565.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           YEAR ENDED
                                                                                      9/30/98             9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                              $   (757,843)        $    (416,666)
 Net realized gain on investments and foreign currency related transactions         14,799,387             6,084,166
 Change in unrealized appreciation (depreciation) on investments                   (25,459,714)           13,678,454
                                                                                  -------------        -------------
 Increase (decrease) in net assets resulting from operations                       (11,418,170)           19,345,954
                                                                                  -------------        -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                           (2,382,830)             (476,590)
  Class B                                                                           (4,553,653)           (1,576,577)
  Class Y                                                                                   (8)                   --
                                                                                  ---------------      -------------
  Total distributions to shareholders                                               (6,936,491)           (2,053,167)
                                                                                  --------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                       78,893,773            74,523,622
 Reinvested distributions                                                            6,732,722             2,007,927
 Shares redeemed                                                                   (44,567,723)          (13,467,704)
                                                                                  --------------       -------------
 Change in net assets resulting from capital share transactions                     41,058,772            63,063,845
                                                                                  --------------       -------------
 Increase in net assets                                                             22,704,111            80,356,632
Net Assets
 Beginning of year                                                                 135,585,596            55,228,964
                                                                                  --------------       -------------
 End of year (including accumulated undistributed net investment
  income (loss) of $3,616 and ($97,957), respectively)                            $158,289,707         $ 135,585,596
                                                                                  ==============       =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                   YEAR         YEAR
                                                                  ENDED         ENDED
                                                                 9/30/98       9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  20.94     $  17.86
                                                               ---------    ---------
Income from investment operations
 Net investment income (loss)                                     (0.03)        0.04
 Net realized and unrealized gain (loss) on investments           (0.97)        3.67
                                                               ---------    ---------
 Total from investment operations                                 (1.00)        3.71
                                                               ---------    ---------
Less distributions
 From capital gains                                               (1.02)       (0.63)
                                                               ---------    ----------
Net asset value, end of period                                 $  18.92     $  20.94
                                                               =========    ==========
TOTAL RETURN*                                                     (4.97%)      21.59%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $  59,012    $  46,556
Ratio of expenses to average net assets                            1.75%        1.89%
Ratio of expenses to average net assets excluding waiver           1.75%        1.89%
Ratio of net investment income (loss) to average net assets       (0.01%)       0.07%
Portfolio turnover rate                                             162%         128%
Average commission rate on portfolio transactions             $  0.0188    $  0.0319



                                                                   YEAR          YEAR              YEAR
                                                                   ENDED         ENDED             ENDED
                                                                  9/30/96       9/30/95         9/30/94 (C)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  15.88      $  14.23        $     14.18
                                                                --------      --------        -----------
Income from investment operations
 Net investment income (loss)                                      (0.04)         0.05              (0.01)
 Net realized and unrealized gain (loss) on investments             2.82          1.60               0.06
                                                                ---------     --------        ------------
 Total from investment operations                                   2.78          1.65               0.05
                                                                ---------     --------        ------------
Less distributions
 From capital gains                                                (0.80)           --                 --
                                                                ---------     ---------       ------------
Net asset value, end of period                                  $  17.86      $  15.88        $     14.23
                                                                =========     =========       ============
TOTAL RETURN*                                                      18.40%        11.60%              0.35%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $  13,098     $   6,854       $      8,882
Ratio of expenses to average net assets                             1.95%         2.06%              2.09% (a)
Ratio of expenses to average net assets excluding waiver            1.95%         2.11%              3.18% (a)
Ratio of net investment income (loss) to average net assets        (0.21%)        0.26%             (0.10%)(a)
Portfolio turnover rate                                              130%          155%                 2%
Average commission rate on portfolio transactions             $   0.0320

(a) Annualized.
(c) For the period from March 29, 1994 (commencement of operations), to September 30, 1994.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                YEAR          YEAR
                                                               ENDED          ENDED
                                                              9/30/98        9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  20.32       $  17.46
                                                            ---------      --------
Income from investment operations
 Net investment loss                                           (0.12)         (0.02)
 Net realized and unrealized gain (loss) on investments        (0.97)          3.51
                                                            ---------      ---------
 Total from investment operations                              (1.09)          3.49
                                                            ---------      ---------
Less distributions
 From capital gains                                            (1.02)         (0.63)
                                                            ---------      ---------
Net asset value, end of period                              $  18.21       $  20.32
                                                            =========      =========
TOTAL RETURN*                                                  (5.65%)        20.74%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $  99,277     $   89,030
Ratio of expenses to average net assets                         2.50%          2.64%
Ratio of expenses to average net assets excluding waiver        2.51%          2.64%
Ratio of net investment loss to average net assets             (0.77%)        (0.68%)
Portfolio turnover rate                                          162%           128%
Average commission rate on portfolio transactions          $  0.0188    $    0.0319



                                                                YEAR          YEAR             PERIOD
                                                                ENDED         ENDED             ENDED
                                                               9/30/96       9/30/95         9/30/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  15.67       $  14.15       $     14.18
                                                             --------       --------       -----------
Income from investment operations
 Net investment loss                                            (0.05)         (0.05)            (0.04)
 Net realized and unrealized gain (loss) on investments          2.64           1.57              0.01
                                                             ---------      --------       ------------
 Total from investment operations                                2.59           1.52             (0.03)
                                                             ---------      --------       ------------
Less distributions
 From capital gains                                             (0.80)            --                --
                                                             ---------      --------       ------------
Net asset value, end of period                               $  17.46       $  15.67       $     14.15
                                                             =========      ========       ============
TOTAL RETURN*                                                   17.39%         10.74%            (0.21%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  42,131      $  12,667       $     7,987
Ratio of expenses to average net assets                          2.70%          2.72%             2.79% (a)
Ratio of expenses to average net assets excluding waiver         2.70%          2.79%             3.93% (a)
Ratio of net investment loss to average net assets              (0.91%)        (0.40%)           (0.82%)(a)
Portfolio turnover rate                                           130%           155%                2%
Average commission rate on portfolio transactions          $   0.0320

CLASS Y SHARES


                                                             PERIOD
                                                              ENDED
                                                           9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   18.81
                                                         ---------
Income from investment operations
 Net investment income                                        0.00   (f)
 Net realized and unrealized gain on investments              0.30
                                                         ---------
 Total from investment operations                             0.30
                                                         ---------
Less distributions
 From capital gains                                          (0.15)
                                                         -----------
Net asset value, end of period                           $   18.96
                                                         ===========
TOTAL RETURN*                                                 1.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $       1
Ratio of expenses to average net assets                       1.50% (a)
Ratio of net investment loss to average net assets           (0.02%)(a)
Portfolio turnover rate                                        162%
Average commission rate on portfolio transactions       $   0.0188

(a) Annualized.
(d) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.
(e) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(f) Income is less than $0.005 per share.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION QUALITY GROWTH MANAGEMENT TEAM SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The S&P 500 declined approximately 10% in the third quarter of 1998 after a remarkable string of 14 consecutive quarterly gains that began in the first quarter of 1995. This year we have been more emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Clearly this scenario is unfolding in full force. Over the past 12 months the market has been extremely volatile while the total return on the S&P 500 has been just 9%. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will decline in the second half of this year and in 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. Supply and demand forces will always cycle around each other at uneven rates with their crisscross progressions being amplified by credit expansions and contractions. The 16% compound annual earnings growth of the S&P 500 between 1991 and 1997 was certainly not sustainable, particularly in an economy showing only 4-5% nominal growth. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures. The most obvious target of blame for current concerns is the Asian crisis and its ripples. However, we would still be facing some type of similar macro-pressures even if Asia's problems had never surfaced. There will always be countervailing forces to slow abnormally high growth.


The current retrenchment may be different from other recent ones as a matter of degree. The prolonged expansion seems to have created an unusually high level of complacency regarding the expected returns from risky assets - stocks, venture capital, high-yield bonds, etc. Now this extreme complacency is coming home to roost. Less certain investors are increasingly disengaging from riskier assets. The resulting price declines are trapping traders who left themselves too little room to maneuver. The incredibly telling recent downfall of a large hedge fund illustrates the depth of this problem. Hordes of so-called sophisticated investors and institutions blindly poured money into this highly leveraged speculative scheme. Of course, we all know about the initial disastrous consequences. Amazingly, it involved some of the financial markets' most respected participants. It is a very ominous event that appears far from being resolved. There is an undeterminably large amount of unstable money in the global financial markets beyond the case of this large hedge fund. These players are being squeezed out one after another as liquidity in almost all risky asset classes contracts. This ongoing purging should keep volatility historically high with the possibility of inflicting more serious damage to the global economy than already seen.


Reacting to these developments the stock market is taking on more and more of a panicked feel. There is now a strong preference for the apparently "safest" sectors such as electric utility, regional

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION QUALITY GROWTH MANAGEMENT TEAM SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

telephone, large integrated energy, and domestic food stocks. These "defensive" stocks have meaningfully outperformed the broader market. Our relative performance has suffered because we have almost no exposure to these sectors, since they do not meet our requirements of above average, consistent earnings growth. This flight-to-safety is typical at this point in the cycle and its primary motivation is fear. And why not? The Asian problems are developing into a full-blown global crisis. Global financial liquidity has all but evaporated. Analysts are repeatedly slashing earnings projections. Many companies that were once considered infallible such as Coca-Cola, Disney, Gillette, and Procter & Gamble have issued earnings warnings. Imagine what could happen if individual investors start bailing out of mutual funds. And at a time when the world needs strong leadership, the political situations in several key nations are a mess. Obviously there is a lot to fear.


Fear and greed are a long-term investor's best asset and worst threat. These emotions are an asset when they belong to others and a threat when they are your own. Anyone operating in the stock market should know this truism well. But the majority cannot adhere to it. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We are well aware that current conditions in the economy and stock market could worsen. You need to be too. There is no way to predict the ultimate extent of the pressures now unfolding, and we will not pretend to try. We approach our portfolio no differently today than we did a year ago. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course we expect to be right more often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term cyclical swings wash out and business fundamentals prevail.


November 1998

MENTOR CAPITAL GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~ [GRAPH]
               A Shares       B Shares       S&P 500
4/29/92         9450          10000          10000
9/30/92         9524          10061          10215
9/30/93        10306          10818          11543
9/30/94        10165          10601          11965
9/30/95        12216          12443          15521
9/30/96        15185          15532          18680
9/30/97        20467          20928          26236
9/30/98        22660          22767          28608

Average Annual Returns as of 9/30/98
Including Sales Charges

               1-Year         5-Year    Since Inception+++
Class A        4.34%          15.75%         13.57%
Class B        5.86%          16.17%         13.84%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth
     Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B
      Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class Y Shares and the S&P 500.~
[GRAPH]
               Y Shares       S&P 500
11/19/97       10000          10000
12/31/97       10300          10643
 3/31/98       11835          12127
 6/30/98       12285          12528
 9/30/98       10895          11281
Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y Shares   n/a               10.56%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Capital Growth Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                      SHARES       MARKET VALUE
COMMON STOCKS - 97.19%
BASIC MATERIALS - 2.72%
Bemis Company, Inc.                  265,400      $9,305,587
                                                  ----------
CAPITAL GOODS &
   CONSTRUCTION - 9.68%
Emerson Electric Company             191,000      11,889,750
Illinois Tool Works                  223,700      12,191,650
W.W. Grainger, Inc.                  214,300       9,027,387
                                                  ----------
                                                  33,108,787
                                                  ----------
CONSUMER CYCLICAL - 14.08%
Chancellor Media Corporation *       213,000       7,108,875
Clear Channel Communications         157,750       7,493,125
Gannett, Inc.                        194,000      10,391,125
Interpublic Group Companies          210,800      11,370,025
Newell Company                       255,650      11,775,878
                                                  ----------
                                                  48,139,028
                                                  ----------
CONSUMER STAPLES - 10.75%
Philip Morris Companies, Inc.        260,000      11,976,250
Sherwin-Williams Company             546,600      11,820,225
Sysco Corporation                    549,500      12,947,594
                                                  ----------
                                                  36,744,069
                                                  ----------
FINANCIAL - 20.44%
Ahmanson HF & Company                210,500      11,682,750
American Express Company             139,500      10,828,687
Federal National Mortgage
   Association                       171,600      11,025,300
NationsBank Corporation              199,150      10,654,525
Norwest Corporation                  346,200      12,398,288
SouthTrust Corporation                32,700       1,142,456
UNUM Corporation                     244,100      12,128,719
                                                  ----------
                                                  69,860,725
                                                  ----------
HEALTH - 14.79%
Bristol-Myers Squibb Company         128,250      13,321,969
HealthSouth Corporation            1,281,000      13,530,563
Johnson & Johnson                    153,600      12,019,200
Tenet Healthcare Corporation         407,000      11,701,250
                                                  ----------
                                                  50,572,982
                                                  ----------
TECHNOLOGY - 18.41%
Automatic Data Processing            162,750      12,165,563
Computer Associates
   International, Inc.               362,300      13,405,100
Computer Sciences Corporation        226,900      12,366,050
MCI WorldCom, Inc.                   254,750      12,450,906
Sun Microsystems, Inc. *             251,850      12,545,278
                                                  ----------
                                                  62,932,897
                                                  ----------



                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT        MARKET VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION & SERVICES - 2.04%
Werner Enterprises, Inc.                443,312     $   6,982,164
                                                    -------------
MISCELLANEOUS - 4.28%
Tyco International Limited              264,600        14,619,150
                                                    -------------
TOTAL COMMON STOCKS
   (COST $325,801,368)                                332,265,389
                                                    -------------
SHORT-TERM INVESTMENT - 5.06%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $17,523,355 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $17,698,589
   (cost $17,301,645)              $ 17,301,645        17,301,645
                                                    -------------
TOTAL INVESTMENTS
   (COST $343,103,013)-102.25%                        349,567,034
OTHER ASSETS LESS
   LIABILITIES - (2.25%)                               (7,698,090)
                                                    -------------
NET ASSETS - 100.00%                                $ 341,868,944
                                                    =============

     * Non-income producing.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $411,684,003 and $263,413,957, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $343,119,643. Net unrealized appreciation aggregated $6,447,391, of which $28,966,561, related to appreciated investment securities and $22,519,170, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                $332,265,389
Repurchase agreements                                  17,301,645
                                                     ------------
  Total investments
     (cost $343,103,013)                              349,567,034
Collateral for securities loaned
  (Note 2)                                             15,562,984
Receivables
  Fund shares sold                                      3,633,968
  Dividends and interest                                  315,098
                                                     ------------
  TOTAL ASSETS                                        369,079,084
                                                     ------------
LIABILITIES
Payables
  Investments purchased             $10,840,843
  Securities loaned (Note 2)         15,562,984
  Fund shares redeemed                  755,755
Accrued expenses and other
  liabilities                            50,558
                                    -----------
     TOTAL LIABILITIES                                 27,210,140
                                                     ------------
NET ASSETS                                           $341,868,944
                                                     ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $298,264,898
  Accumulated undistributed
     net investment income                                   -
  Accumulated net realized
     gain on investment
     transactions                                      37,140,025
  Net unrealized appreciation
     of investments                                     6,464,021
                                                     ------------
NET ASSETS                                           $341,868,944
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                         $    22.71
Class B Shares                                         $    21.72
Class Y Shares                                         $    22.74
OFFERING PRICE PER SHARE
Class A Shares                                          $   24.09 (a)
Class B Shares                                         $    21.72
Class Y Shares                                         $    22.74
SHARES OUTSTANDING
Class A Shares                                          6,391,508
Class B Shares                                          9,059,483
Class Y Shares                                                 49

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                $  2,936,795
Interest                                                      804,494
                                                         ------------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                               3,741,289
EXPENSES
Management fee (Note 4)              $ 2,153,467
Distribution fee (Note 5)              1,227,717
Shareholder service fee (Note 5)         672,957
Transfer agent fee                       324,574
Administration fee (Note 4)              269,183
Shareholder reports and postage
  expenses                                57,979
Registration expenses                     52,663
Custodian and accounting fees             37,488
Legal fees                                 8,462
Directors' fees and expenses               6,830
Audit fees                                 4,556
Miscellaneous                             25,373
                                     -----------
  Total expenses                                            4,841,249
                                                         ------------
NET INVESTMENT LOSS                                        (1,099,960)
                                                         ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on investments
  (Note 2)                            45,438,253
Change in unrealized
  appreciation on investments        (32,273,002)
                                     -----------
NET GAIN ON INVESTMENTS                                    13,165,251
                                                         ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ 12,065,291
                                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS



                                                                        YEAR ENDED          YEAR ENDED
                                                                         9/30/98             9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income (loss)                                         $  (1,099,960)      $      55,807
 Net realized gain on investments                                        45,438,253          14,469,617
 Change in unrealized appreciation on investments                       (32,273,002)         24,877,344
                                                                      -------------       -------------
 Increase in net assets resulting from operations                        12,065,291          39,402,768
                                                                      -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A                                                                   (29,728)                  -
  Class B                                                                   (52,910)                  -
 From net realized gain on investments
  Class A                                                                (5,934,313)         (4,657,749)
  Class B                                                               (10,484,517)        (10,198,967)
  Class Y                                                                       (12)                  -
                                                                      -------------       -------------
  Total distributions to shareholders                                   (16,501,480)        (14,856,716)
                                                                      -------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                           220,347,637          61,493,267
 Reinvested distributions                                                16,089,732          14,535,885
 Shares redeemed                                                        (69,421,744)        (21,387,389)
                                                                      -------------       -------------
 Change in net assets resulting from capital share transactions         167,015,625          54,641,763
                                                                      -------------       -------------
 Increase in net assets                                                 162,579,436          79,187,815
Net Assets
 Beginning of year                                                      179,289,508         100,101,693
                                                                      -------------       -------------
 End of year (including accumulated undistributed net investment
  income of $0 and $59,668, respectively)                             $ 341,868,944       $ 179,289,508
                                                                      =============       =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                           YEAR         YEAR         YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED        ENDED        ENDED
                                                          9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                     $  22.42     $  19.36     $  16.02       $ 14.88      $ 15.26
                                                       ---------    ---------    ---------      --------     --------
Income from investment operations
 Net investment income (loss)                             (0.10)       (0.02)        0.11          0.02         0.09
 Net realized and unrealized gain (loss) on
  investments                                              2.34         5.87         3.73          2.91        (0.30)
                                                       ----------   ----------   ---------      --------     --------
 Total from investment operations                          2.24         5.85         3.84          2.93        (0.21)
                                                       ----------   ----------   ---------      --------     --------
Less distributions
 From net investment income                               (0.01)           -            -            -         (0.04)
 From capital gains                                       (1.94)       (2.79)       (0.50)        (1.79)       (0.13)
                                                       ----------   ----------   ----------     --------     --------
 Total distributions                                      (1.95)       (2.79)       (0.50)        (1.79)       (0.17)
                                                       ----------   ----------   ----------     --------     --------
Net asset value, end of year                           $  22.71     $  22.42     $  19.36      $  16.02     $  14.88
                                                       ==========   ==========   ==========     ========     ========
TOTAL RETURN*                                             10.72%       34.78%       24.63%        20.18%       (1.37%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                 $145,117     $ 65,703     $ 31,889      $ 29,582     $ 21,181
Ratio of expenses to average net assets                    1.34%        1.41%        1.43%         1.87%        1.70%
Ratio of net investment income to average net assets       0.06%        0.53%        0.51%         0.27%        0.53%
Portfolio turnover rate                                     104%          64%          98%          157%         149%
Average commission rate on portfolio transactions      $ 0.0692   $   0.0697   $   0.0688

*  Total return does not reflect sales commissions and is not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

CLASS B SHARES

                                                               YEAR          YEAR          YEAR          YEAR         YEAR
                                                              ENDED         ENDED          ENDED         ENDED        ENDED
                                                             9/30/98       9/30/97        9/30/96       9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                         $  21.68      $  18.92       $  15.79       $  14.80     $  15.23
                                                           ----------    ----------     --------       --------     --------
Income from investment operations
 Net investment income (loss)                                 (0.08)            -          (0.04)          0.25        (0.04)
 Net realized and unrealized gain (loss) on investments        2.07          5.55           3.67           2.53        (0.26)
                                                           ----------    ----------     ---------      --------     --------
 Total from investment operations                              1.99          5.55           3.63           2.78        (0.30)
                                                           ----------    ----------     ---------      --------     --------
Less distributions
 From net investment income                                   (0.01)            -              -             -            -
 From capital gains                                           (1.94)        (2.79)         (0.50)         (1.79)       (0.13)
                                                           ----------    ----------     ---------      --------     --------
Total distributions                                           (1.95)        (2.79)         (0.50)         (1.79)       (0.13)
                                                           ----------    ----------     ---------      --------     --------
Net asset value, end of year                               $  21.72      $  21.68       $  18.92       $  15.79     $  14.80
                                                           ==========    ==========     =========      ========     ========
TOTAL RETURN*                                                  9.86%        33.88%         23.64%         19.26%       (2.00%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                    $ 196,751    $  113,587     $   68,213       $ 57,648     $ 41,106
Ratio of expenses to average net assets                        2.09%         2.16%          2.18%          2.56%        2.46%
Ratio of net investment loss to average net assets            (0.70%)       (0.22%)        (0.24%)        (0.41%)      (0.22%)
Portfolio turnover rate                                         104%           64%            98%           157%         149%
Average commission rate on portfolio transactions         $  0.0692    $   0.0697    $    0.0688

CLASS Y SHARES


                                                              PERIOD
                                                              ENDED
                                                           9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  20.81
                                                          --------
Income from investment operations
 Net investment income                                        0.02
 Net realized and unrealized gain on investments              2.16
                                                          --------
 Total from investment operations                             2.18
                                                          --------
Less distributions
 From capital gains                                          (0.25)
                                                          ----------
Net asset value, end of period                            $  22.74
                                                          ==========
TOTAL RETURN*                                                10.56%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.09% (a)
Ratio of net investment income to average net assets          0.38% (a)
Portfolio turnover rate                                        104%
Average commission rate on portfolio transactions       $   0.0692

(a) Annualized.
(b) Reflects operations for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
MANAGERS' COMMENTARY: THE MENTOR STRATEGY TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Strategy Portfolio has historically been managed according to a top-down tactical asset allocation investment methodology that relies on periodic and sometimes aggressive asset allocation shifts between stocks, bonds, and cash. During the 12-month period ended September 30, 1998 there were a number of significant changes affecting the Strategy Portfolio. Don Hays, the chief investment manager of the Portfolio, announced that he would be reducing his workload and would consequently have less time available to devote to the Strategy Portfolio. While Don continued to maintain involvement in asset allocation decision making, responsibility for stock and bond selection within the Portfolio was assumed by Mentor's Large Capitalization Quality Growth Equity and Active Fixed-Income teams.


At the November 12, 1998 Mentor Strategy Portfolio Shareholders Meeting a Plan of Reorganization was adopted by shareholders vote under which the Mentor Strategy Portfolio was merged into the Mentor Balanced Portfolio. The Mentor Balanced Portfolio is a mutual fund managed by the same Mentor Large Capitalization Quality Growth Equity and Active Fixed-Income teams that currently manage the Strategy Portfolio. The Mentor Balanced Portfolio employs the same stock and bond selection criteria currently used in the Strategy Portfolio. It does, however, maintain relatively stable asset allocation blends rather than employ significant tactical allocation shifts among asset classes.



MARKET OVERVIEW
The first three quarters of the fiscal year ended September 30, 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will decline in the second half of this year and in 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.

MENTOR STRATEGY PORTFOLIO
MANAGERS' COMMENTARY: THE MENTOR STRATEGY TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course we expect to be right more often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.



CURRENT PORTFOLIO POSITIONING
At year end the asset allocation mix in the Mentor Strategy Portfolio was 52% stocks, 42% bonds, and 6% cash. This compares to 62% stocks, 23% bonds, and 15% cash on September 30, 1997. This time a year ago the equity holdings were largely small capitalization whereas today they are large capitalization growth companies. The fixed-income portfolio today targets the Lehman Brothers Aggregate Bond Index as its benchmark. This is a more conservative posture than the fixed-income investments at the beginning of the fiscal year which were primarily in long-term, and hence more volatile, treasury securities. We believe that each of these changes positions us appropriately for what we anticipate to be continued market volatility in the months ahead.


November 1998

MENTOR STRATEGY PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500.~

                                    [GRAPH]
               Class A        S&P 500
 6/5/95         9425          10000
9/30/95        10554          10890
9/30/96        12747          13291
9/30/97        14273          18668
9/30/98        14318          20356

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                            1-Year    Since Inception**
Class A                     (5.47%)        11.41%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 9/30/98.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500.~

                                    [GRAPH]
               Class B        S&P 500
10/29/93       10000          10000
12/31/94        9798          10157
 9/30/95       12175          13180
 9/30/96       14125          15860
 9/30/97       15838          22275
 9/30/98       15864          24290

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

               1-Year    Since Inception+
Class B        (3.74%)        9.81%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



*** Represents a hypothetical investment of $10,000 in Mentor Strategy
      Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


  + Reflects operations of Mentor Strategy Portfolio Class B from the date of commencement of operations on 10/29/93 through 9/30/98.

MENTOR STRATEGY PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class Y Shares and the S&P 500.~

                                    [GRAPH]
               Class Y        S&P 500
11/19/97       10000          10000
12/31/97       10060          10760
 3/31/98       10707          12249
 6/30/98       11027          12394
 9/30/98       10294          11281

                          Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            2.87%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                    SHARES       MARKET VALUE
COMMON STOCKS - 52.08%
CAPITAL GOODS &
   CONSTRUCTION - 5.59%
Emerson Electric Company            75,100     $  4,674,975
Illinois Tool Works                 78,000        4,251,000
W.W. Grainger, Inc.                 86,900        3,660,662
                                               ------------
                                                 12,586,637
                                               ------------
COMMERCIAL SERVICES - 0.88%
Omnicom Group                       43,800        1,971,000
                                               ------------
CONSUMER CYCLICAL - 8.43%
Chancellor Media
   Corporation *                    47,000        1,568,625
Clear Channel
   Communications                   41,600        1,976,000
Gannett, Inc.                       42,600        2,281,763
General Motors Corporation          19,100        1,044,531
Interpublic Group Company           54,600        2,944,987
Newell Company                      90,200        4,154,837
Time Warner                         25,800        2,259,113
Tribune Company                     35,300        1,776,031
Walt Disney Company                 39,000          987,188
                                               ------------
                                                 18,993,075
                                               ------------
CONSUMER STAPLES - 4.38%
Philip Morris Companies, Inc.       61,400        2,828,238
Sherwin-Williams Company           133,200        2,880,450
Sysco Corporation                  176,000        4,147,000
                                               ------------
                                                  9,855,688
                                               ------------
ENERGY - 0.43%
Williams Companies                  33,500          963,125
                                               ------------
FINANCIAL - 11.48%
Ahmanson HF & Company               25,500        1,415,250
Charter One Financial, Inc.         97,873        2,410,113
Dime Bancorp, Inc.                  61,700        1,561,781
M & T Bank Corporation               2,901        1,337,361
Marsh & McLennan
   Companies, Inc.                  14,700          731,325
North Fork Bancorp                 111,750        2,235,000
Northern Trust Corporation          35,200        2,402,400
Old Republic International
   Corporation                      92,550        2,082,375
Price (T. Rowe) & Associates,
   Inc.                             70,000        2,056,250
Torchmark Corporation               52,000        1,868,750
Travelers Group, Inc.               45,300        1,698,750
UNUM Corporation                    77,000        3,825,937
U S Bancorp                         62,700        2,229,769
                                               ------------
                                                 25,855,061
                                               ------------
HEALTH - 6.81%
Bristol-Myers Squibb Company        37,600        3,905,700
HealthSouth Corporation *          188,700        1,993,144
Johnson & Johnson                   62,600        4,898,450
Tenet Healthcare Corporation       158,000        4,542,500
                                               ------------
                                                 15,339,794
                                               ------------


                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
RETAIL - 1.27%
Safeway, Inc. *                       61,600   $  2,856,700
                                               ------------
TECHNOLOGY - 10.42%
Automatic Data Processing             60,100      4,492,475
Computer Associates
   International, Inc.                22,600        836,200
Computer Sciences
   Corporation                        69,500      3,787,750
GTE Corporation                       31,400      1,727,000
MCI WorldCom, Inc.                    90,000      4,398,750
Sprint Corporation                    23,900      1,720,800
Sun Microsystems, Inc. *             103,500      5,155,594
U S West, Inc.                        25,905      1,358,393
                                               ------------
                                                 23,476,962
                                               ------------
TRANSPORTATION - 0.70%
Werner Enterprises, Inc.             100,000      1,575,000
                                               ------------
MISCELLANEOUS - 1.69%
Tyco International Limited            69,100      3,817,775
                                               ------------
TOTAL COMMON STOCKS
   (COST $119,416,670)                          117,290,817
                                               ------------
U.S. GOVERNMENT SECURITIES - 41.72%
U.S. Treasury Bond, 5.50%,
   1/31/03 (a)                   $12,000,000     12,531,120
U.S. Treasury Bond, 6.50%,
   11/15/26                       68,323,000     81,437,600
                                               ------------
TOTAL U.S. GOVERNMENT
   SECURITIES
   (COST $78,253,007)                            93,968,720
                                               ------------
                                                211,259,537
                                               ------------
SHORT-TERM INVESTMENT - 6.03%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $13,769,132 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $13,906,823,
   (cost $13,594,355)             13,594,355     13,594,355
                                               ------------
TOTAL INVESTMENTS
   (COST $211,264,032)-99.83%                   224,853,892
OTHER ASSETS LESS
   LIABILITIES - 0.17%                              379,555
                                               ------------
NET ASSETS - 100.00%                           $225,233,447
                                               ============

     * Non-income producing.
(a) A portion of this security is pledged as collateral for open futures contracts.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $196,774,571 and $286,670,918, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $211,280,993. Net unrealized appreciation aggregated $13,572,899, of which $25,354,232, related to appreciated investment securities and $11,781,333, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $ 211,259,537
Repurchase agreements                                 13,594,355
                                                   -------------
  Total investments
     (cost $211,264,032)                             224,853,892
  Collateral for securities
     loaned (Note 2)                                  60,165,776
Receivables
  Fund shares sold                                        61,401
  Dividends and interest                               1,908,750
Deferred expenses (Note 2)                                 5,034
                                                   -------------
     TOTAL ASSETS                                    286,994,853
                                                   -------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $ 60,165,776
  Fund shares redeemed                502,685
  Variation margin                  1,032,188
Accrued expenses and other
  liabilities                          60,757
                                 ------------
     TOTAL LIABILITIES                                61,761,406
                                                   -------------
NET ASSETS                                         $ 225,233,447
                                                   =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $ 192,886,301
  Accumulated undistributed
     net investment income                             2,163,583
  Accumulated net realized
     gain on investment
     transactions                                     20,465,541
  Net unrealized appreciation
     of investments and open
     futures contracts                                 9,718,022
                                                   -------------
NET ASSETS                                         $ 225,233,447
                                                   =============
NET ASSET VALUE PER SHARE
Class A Shares                                     $       15.41
Class B Shares                                     $       14.97
Class Y Shares                                     $       15.43
OFFERING PRICE PER SHARE
Class A Shares                                     $       16.35(a)
Class B Shares                                     $       14.97
Class Y Shares                                     $       15.43
SHARES OUTSTANDING
Class A Shares                                         1,602,162
Class B Shares                                        13,393,973
Class Y Shares                                                67

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                              $ 1,264,309
Interest                                                     7,295,963
                                                           -----------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                                8,560,272
EXPENSES
Management fee (Note 4)                 $ 2,420,122
Distribution fee (Note 5)                 1,875,172
Shareholder service fee (Note 5)            711,799
Transfer agent fee                          375,675
Administration fee (Note 4)                 284,720
Shareholder reports and postage
  expenses                                   67,926
Custodian and accounting fees                64,615
Registration expenses                        47,295
Organizational expenses                      20,152
Legal fees                                   10,523
Directors' fees and expenses                  8,296
Audit fees                                    5,661
Miscellaneous                                29,147
                                        -----------
  Total expenses                                             5,921,103
                                                           -----------
NET INVESTMENT INCOME                                        2,639,169
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on
  investments (Note 2)                   24,557,938
Change in unrealized appreciation
  on investments and futures
  contracts                             (26,287,481)
                                        -----------
NET LOSS ON INVESTMENTS                                     (1,729,543)
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $   909,626
                                                           ===========

(b) Net of foreign withholding taxes of $8,800.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED       YEAR ENDED
                                                                               9/30/98          9/30/97
NET INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income                                                     $    2,639,169   $   5,345,384
 Net realized gain on investments                                              24,557,938      54,534,179
 Change in unrealized appreciation on investments and futures contracts       (26,287,481)    (24,297,952)
                                                                           --------------   -------------
 Increase in net assets resulting from operations                                 909,626      35,581,611
                                                                           --------------   -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                        (617,602)              -
  Class B                                                                      (4,725,533)              -
 From net realized gain on investments
  Class A                                                                      (6,308,309)     (1,531,137)
  Class B                                                                     (48,272,257)    (21,767,428)
                                                                           --------------   -------------
  Total distributions to shareholders                                         (59,923,701)    (23,298,565)
                                                                           --------------   -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  16,612,646      71,646,650
 Reinvested distributions                                                      58,353,501      22,750,654
 Shares redeemed                                                             (133,155,402)    (73,109,779)
                                                                           --------------   -------------
 Change in net assets resulting from capital share transactions               (58,189,255)     21,287,525
                                                                           --------------   -------------
 Increase (decrease) in net assets                                           (117,203,330)     33,570,571
Net Assets
 Beginning of year                                                            342,436,777     308,866,206
                                                                           --------------   -------------
 End of year (including accumulated undistributed net investment
  income of $2,163,583 and $5,365,536, respectively)                       $  225,233,447   $ 342,436,777
                                                                           ==============   =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED       PERIOD ENDED
                                                                 9/30/98      9/30/97      9/30/96         9/30/95 (B)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  18.61     $  17.96     $  15.24         $    13.45
                                                              ---------    ---------    ---------        ----------
Income from investment operations
 Net investment income                                            0.40         0.31         0.08                  -
 Net realized and unrealized gain (loss) on investments          (0.35)        1.68         2.86               1.79
                                                              ----------   ---------    ---------        -----------
 Total from investment operations                                 0.05         1.99         2.94               1.79
                                                              ----------   ---------    ---------        -----------
Less distributions
 From net investment income                                      (0.29)           -            -                  -
 From capital gains                                              (2.96)       (1.34)       (0.22)                 -
                                                              ----------   ----------   ----------       -----------
 Total distributions                                             (3.25)       (1.34)       (0.22)                 -
                                                              ----------   ----------   ----------       -----------
Net asset value, end of period                                $  15.41     $  18.61     $  17.96         $    15.24
                                                              ==========   ==========   ==========       ===========
TOTAL RETURN*                                                     0.32%       11.97%       19.36%             13.31%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $ 24,685    $  40,552    $  20,372         $   10,503
Ratio of expenses to average net assets                           1.42%        1.45%        1.42%              1.65% (a)
Ratio of net investment income (loss) to average net assets       1.59%        2.29%        0.62%             (0.06%)(a)
Portfolio turnover rate                                             77%         192%         125%               122%
Average commission rate on portfolio transactions             $ 0.0708   $   0.0644   $   0.0669

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                        9/30/98       9/30/97       9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $  18.29      $  17.79      $  15.21
                                                      --------      ---------     ----------
Income from investment operations
 Net investment income (loss)                             0.16          0.26         (0.03)
 Net realized and unrealized gain (loss) on
  investments                                            (0.23)         1.58          2.83
                                                      ---------     ---------     ----------
 Total from investment operations                        (0.07)         1.84          2.80
                                                      ---------     ---------     ----------
Less distributions
 From net investment income                              (0.29)            -             -
 From capital gains                                      (2.96)        (1.34)        (0.22)
                                                      ---------     ----------    ----------
 Total distributions                                     (3.25)        (1.34)        (0.22)
                                                      ---------     ----------    ----------
Net asset value, end of period                        $  14.97      $  18.29      $  17.79
                                                      =========     ==========    ==========
TOTAL RETURN*                                            (0.46%)       11.19%        18.48%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $  200,547     $ 301,885   $   288,494
Ratio of expenses to average net assets                   2.17%         2.20%         2.19%
Ratio of net investment income (loss) to average
 net assets                                               0.84%         1.54%        (0.19%)
Portfolio turnover rate                                     77%          192%          125%
Average commission rate on portfolio transactions   $   0.0708    $   0.0644    $   0.0669



                                                                                          PERIOD
                                                       PERIOD ENDED     YEAR ENDED         ENDED
                                                       9/30/95 (c)       12/31/94      12/31/93 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $    12.24        $  12.70       $   12.50
                                                       ----------        --------       ---------
Income from investment operations
 Net investment income (loss)                                   -         (  0.06)              -
 Net realized and unrealized gain (loss) on
  investments                                                2.97         (  0.40)           0.20
                                                       ----------        --------       ---------
 Total from investment operations                            2.97         (  0.46)           0.20
                                                       ----------        --------       ---------
Less distributions
 From net investment income                                     -               -               -
 From capital gains                                             -               -               -
                                                       ----------        --------       ---------
 Total distributions                                            -               -               -
                                                       ----------        --------       ---------
Net asset value, end of period                         $    15.21        $  12.24       $   12.70
                                                       ==========        ========       =========
TOTAL RETURN*                                               24.26%          (3.61%)          1.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $  224,643        $179,274       $ 122,177
Ratio of expenses to average net assets                      2.31%(a)        2.19%           2.06%(a)
Ratio of net investment income (loss) to average
 net assets                                                  0.02%(a)       (0.54%)          0.08%(a)
Portfolio turnover rate                                       122%            143%              0%
Average commission rate on portfolio transactions

CLASS Y SHARES


                                                             PERIOD
                                                        ENDED 9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.01
                                                          --------
Income from investment operations
 Net investment income                                        0.25
 Net realized and unrealized gain on investments              0.18
                                                          --------
 Total from investment operations                             0.43
                                                          --------
Less distributions
 From capital gains                                          (0.01)
                                                          ----------
Net asset value, end of period                            $  15.43
                                                          ==========
TOTAL RETURN*                                                 2.87%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.17% (a)
Ratio of net investment income to average net assets          2.18% (a)
Portfolio turnover rate                                         77%
Average commission rate on portfolio transactions       $   0.0708

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995.
(d) For the period from October 29, 1993 (commencement of operations) to December 31, 1993.
(e) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

REVIEW OF MARKETS
Investors who had come to expect double-digit positive returns were brought back to earth over the last 12 months -- and most especially in the quarter just ended. The S&P 500 rose 9% in the 12 month period ending September 30, 1998, but that positive return masks two factors: the pain inflicted by a (9.9%) result in the third calendar quarter and the performance dominance of the largest stocks in that index. Over the year, we have experienced a significant disparity throughout sectors of the market: large-capitalization growth stocks rose 11.1%, while their large-cap. value brethren returned a meager 3.6%. In marked contrast, small stocks returned (19%) during the past 12 months. Bond investors, on the other hand, were well rewarded during the period, due in large part to stunning declines in longer-term yields. For the period the Lehman Brothers Aggregate Index returned 11.5%.



PORTFOLIO PERFORMANCE
For the 12 month period ended September 30, 1998, the Mentor Income and Growth Portfolio returned 5.81% for the A shares and 5.01% for the B shares, exclusive of sales charges, compared to 3.26% for the Lipper Balanced Average. The Portfolio's performance over all relevant time periods places it in the first or second quartile of its competitive peer group as ranked by Lipper Analytical Services.



MARKET OUTLOOK
Perhaps the most important question at present is whether the U.S. economy will continue to grow, or if the economic problems in many of the emerging markets and Japan will result in a domestic recession. We believe the odds still favor expansion. Importantly, the Federal Reserve has taken note of world events and very low levels of domestic inflation and has chosen to ease monetary policy. Given the benign rate of inflation, there is plenty of room for the Fed to lower rates further. Also, with the Federal government running a large budget surplus, there is some room to adopt a more stimulative fiscal policy. Finally, the consumer normally leads the economy either into or out of a recession, and at present, the fundamentals for consumer spending remain quite healthy. Nevertheless, the risk of a recession is certainly higher than it was at any time in the last twelve months. Declines in exports and corporate profit pressures could lead to layoffs, and significantly impinge on consumer confidence and spending plans.



PORTFOLIO STRATEGY
As of September 30, 1998, the Portfolio's asset allocation was 59% equity, 41% bonds and 0% cash. Our concerns about equity valuations, and consequently, our underweighting of stocks in the Portfolio, proved painful for most of the last 12 months, but provided "shelter from the storm" for shareholders in the quarter just ended. We are considering increasing the Portfolio's equity weighting slightly over the next several months due to attractive buying opportunities in a number of stocks.



EQUITY STRATEGY
The market correction we have experienced is painful, but holds a silver lining. We are beginning to see a growing list of stocks selling at valuation levels that would have attracted our attention anytime in the last 10 years. These valuations become even more attractive in light of the lowest levels of inflation and interest rates since the first half of the 1960's. In the present environment, we

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

will be focusing on attractively valued stocks of companies that have strong industry positions, healthy cash flows, and sound balance sheets. We will prefer, but not limit ourselves to, companies with a below-average exposure to foreign markets.



FIXED INCOME STRATEGY
The 30-year Treasury bond is rapidly achieving the lowest yield levels since the government began issuing these securities in 1977. Short- and intermediate-term yields have not fallen to their 1993 lows, but are getting close. There is little question that the Treasury market is assuming a substantially weaker U.S. economy and a period of monetary ease from the Federal Reserve. In our view, both of these are likely to come to pass.


Based upon this outlook, we are retaining a portfolio duration longer than benchmark, because we believe that interest rates can fall modestly from current levels, although long-term rates are unlikely to fall much from here. During the prior year, we have gradually increased the Portfolio's modest exposure to corporate bonds and have been noticeably underweight in mortgage-backed securities. We anticipate adding to our holdings of high quality non-Treasury sectors over the coming months.


November 1998

MENTOR INCOME AND GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

                Class         Class
               A Shares      B Shares       LAGG/S&P 500
5/24/93         9425          10133          10000
9/30/93         9909          10506          10353
9/30/94        10578          11239          10446
9/30/95        12402          12614          12879
9/30/96        14802          15140          14686
9/30/97        18076          18499          18723
9/30/98        19126          19302          20692

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                     1-Year     5-Year    Since Inception++
Class A              (0.29%)    12.62%         12.84%
Class B               1.22%     12.67%         14.70%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
      Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class
     B Shares from the date of commencement of operations on 5/24/93 through 9/30/98.

MENTOR INCOME AND GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

           Class
          Y Shares       LAGG/S&P 500
11/19/97  10000          10000
12/31/97  10217          10435
 3/31/98  10860          11374
 6/30/98  10796          11706
 9/30/98  10660          11211

                          Total Returns as of 9/30/98

                         1-Year    Since Inception++
Class Y                   n/a            7.29%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
      Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          SHARES          MARKET VALUE
COMMON STOCKS - 58.78%
BASIC MATERIALS - 4.46%
AlliedSignal, Inc.                   92,300             $ 3,265,113
Aluminum Company of America          24,000               1,704,000
British Steel PLC~                  137,000               2,491,687
Westvaco Corporation                 68,300               1,639,200
Willamette Industries, Inc.          60,000               1,721,250
                                                        -----------
                                                         10,821,250
                                                        -----------
CAPITAL GOODS & CONSTRUCTION - 4.46%
Caterpillar, Inc.                    50,000               2,228,125
Cooper Industries, Inc.              47,500               1,935,625
Cooper Tire & Rubber                125,000               2,250,000
Hubbell, Inc.                        65,000               2,307,500
Thomas & Betts Corporation           55,000               2,093,438
                                                        -----------
                                                         10,814,688
                                                        -----------
COMMERCIAL SERVICES - 3.17%
Foster Wheeler Corporation          111,200               1,529,000
Supervalu, Inc.                      91,300               2,128,431
Wallace Computer Services, Inc.     225,300               4,041,319
                                                        -----------
                                                          7,698,750
                                                        -----------
CONSUMER CYCLICAL - 3.99%
American Stores Company              58,900               1,895,844
Ford Motor Company                   75,500               3,543,781
Maytag Corporation                   28,900               1,379,975
Sears Roebuck & Company              65,000               2,872,188
                                                        -----------
                                                          9,691,788
                                                        -----------
CONSUMER STAPLES - 7.94%
American Home Products
   Corporation                       53,200               2,786,350
Baxter International, Inc.           62,000               3,689,000
Dimon Incorporated                  280,000               2,957,500
Hormel Foods Corporation            136,400               3,691,325
Kimberly-Clark Corporation           72,000               2,916,000
Philip Morris Companies, Inc.        70,000               3,224,375
                                                        -----------
                                                         19,264,550
                                                        -----------
ENERGY - 6.52%
Amoco Corporation                    23,200               1,249,900
Baker Hughes, Inc.                   89,800               1,880,187
Chevron Corporation                  26,400               2,219,250
Phillips Petroleum Company           22,000                 992,750
Repsol SA~                           50,000               2,109,375
Total SA~                            37,700               2,368,031
Unocal Corporation                   65,800               2,385,250
USX-Marathon Group, Inc.             74,000               2,622,375
                                                        -----------
                                                         15,827,118
                                                        -----------


                                          SHARES          MARKET VALUE
COMMON STOCKS (CONTINUED)
FINANCIAL - 10.96%
Ace Limited                          73,700             $ 2,211,000
Citicorp                             36,600               3,401,513
Federal National Mortgage
   Association                       78,600               5,050,050
First Union Corporation (b)          43,200               2,211,300
Jefferson-Pilot Corporation          33,750               2,041,875
Spieker Properties, Inc.             65,000               2,388,750
US Bancorp                           99,000               3,520,687
Wachovia Corporation                 39,000               3,324,750
Wilmington Trust Corporation         46,900               2,438,800
                                                        -----------
                                                         26,588,725
                                                        -----------
HEALTH - 4.61%
Abbott Laboratories                  43,900               1,906,906
Columbia HCA Healthcare
   Corporation                      150,000               3,009,375
Johnson & Johnson                    41,000               3,208,250
Pharmacia & UpJohn                   61,000               3,061,438
                                                        -----------
                                                         11,185,969
                                                        -----------
TECHNOLOGY - 4.63%
Amp, Inc.                            45,700               1,633,775
International Business Machines
   Corporation                       32,700               4,185,600
Lockheed Martin Corporation          21,700               2,187,631
Xerox Corporation                    38,000               3,220,500
                                                        -----------
                                                         11,227,506
                                                        -----------
TRANSPORTATION &
   SERVICES - 1.58%
KLM Royal Dutch Air *                43,428               1,074,826
Union Pacific Corporation            65,000               2,770,625
                                                        -----------
                                                          3,845,451
                                                        -----------
UTILITIES - 6.46%
Bell Atlantic Corporation            78,900               3,821,719
BellSouth Corporation                33,000               2,483,250
DPL, Inc.                            95,000               1,864,375
DQE, Inc.                            43,000               1,660,875
Pinnacle West Capital                41,700               1,868,681
SBC Communications, Inc.             89,200               3,963,825
                                                        -----------
                                                         15,662,725
                                                        -----------
TOTAL COMMON STOCKS
   (COST $137,623,841)                                  142,628,520
                                                        -----------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS - 13.43%
INDUSTRIAL - 6.03%
Aluminum Company of
   America, 5.75%, 2/01/01         $   250,000   $   254,350
Archer-Daniels-Midland, 6.75%,
   12/15/27                          2,000,000     2,078,040
Computer Associates
   International, 6.50%,
   4/15/08 (a)                       1,000,000       997,900
Gap, Inc., 6.90%, 9/15/07            1,000,000     1,114,180
Gillette Company, 5.75%,
   10/15/05                            250,000       260,167
Hershey Foods Corporation,
   7.20%, 8/15/27                    1,000,000     1,119,310
ICI Wilmington, Inc., 6.95%,
   9/15/04                           1,000,000     1,065,060
Mead Corporation, 7.35%,
   3/01/17                             750,000       814,223
Praxair, Inc., 6.15%, 4/15/03        1,000,000     1,027,020
Rockwell International
   Corporation, 6.70%, 1/15/28       1,500,000     1,589,775
Scripps (E.W.) Company,
   6.38%, 10/15/02                   1,000,000     1,037,830
Tenneco, Inc., 7.50%, 4/15/07          500,000       548,365
Williams Company, Inc., 6.50%,
   11/15/02                          1,000,000     1,032,510
Zeneca Wilmington, 7.00%,
   11/15/23                          1,500,000     1,688,745
                                                 -----------
                                                  14,627,475
                                                 -----------
FINANCIAL - 5.08%
Allmerica Financial Corporation,
   7.63%, 10/15/25                   1,130,000     1,252,729
Allstate Corporation, 6.75%,
   5/15/18                           1,000,000     1,028,290
American General Finance.,
   5.88%, 7/01/00                      250,000       252,987
Associates Corporation of North
   America, 5.25%, 3/30/00             250,000       250,645
BankAmerica Corporation,
   7.88%, 12/01/02                   1,000,000     1,092,980
Bank One Texas, 6.25%,
   2/15/08                           1,000,000     1,043,010
Chase Manhattan Corporation,
   7.75%, 11/01/99                     250,000       255,697
Comerica Bank, 7.13%,
   12/01/13                            250,000       267,703
Finova Capital Corporation,
   6.39%, 10/08/02                   1,000,000     1,036,390
First National Bank of Boston,
   8.00%, 9/15/04                      250,000       277,367
Fleet Financial Group, 6.88%,
   1/15/28                           1,000,000     1,029,320


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
FINANCIAL (CONTINUED)
Great Western Financial,
   6.38%, 7/01/00                  $   250,000   $   254,623
Heller Financial, 6.38%,
   11/10/00                          1,000,000     1,026,960
Home Savings of Americas,
   6.00%, 11/01/00                     250,000       253,330
MBIA, Inc., 7.00%, 12/15/25          1,000,000     1,063,240
NationsBank Corporation,
   7.80%, 9/15/16                    1,000,000     1,134,400
Security Benefits Life Company,
   8.75%, 5/15/16 (a)                  500,000       549,375
Toronto Dominion Bank,
   6.13%, 11/01/08                     250,000       260,930
                                                 -----------
                                                  12,329,976
                                                 -----------
UTILITIES - 2.32%
Florida Power & Light
   Company, 5.38%, 4/01/00             250,000       251,090
New York Telephone, 6.00%,
   4/15/08                           1,000,000     1,052,340
Northern Natural Gas, 6.75%,
   9/15/08                           2,000,000     2,096,000
Pacific Gas & Electric Company,
   5.93%, 10/08/03                     250,000       262,700
Philadelphia Electric Company,
   7.50%, 1/15/99                      100,000       100,835
Southwestern Public Service
   Company, 6.88%, 12/01/99            250,000       255,188
System Energy Resources,
   7.71%, 8/01/01                      500,000       525,535
Union Electric Company,
   6.75%, 10/15/99                     250,000       254,688
US West Capital Funding Inc.,
   6.88%, 7/15/28                      785,000       833,489
                                                 -----------
                                                   5,631,865
                                                 -----------
TOTAL CORPORATE BONDS
   (COST $31,414,967)                             32,589,316
                                                 -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 27.27%
Government National Mortgage
   Association 6.50% - 7.00%,
   1/15/24 - 6/15/28                 8,509,957     8,721,623
U.S. Treasury Bonds, 7.25%,
   5/15/16                           4,110,000     5,103,469
U.S. Treasury Notes, 5.63% -
   7.50%, 11/15/99 - 10/15/06       48,550,000    52,331,514
                                                 -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $61,636,227)                             66,156,606
                                                 -----------
                                                 241,374,442
                                                 -----------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                  PRINCIPAL
                                   AMOUNT     MARKET VALUE
SHORT-TERM INVESTMENT - 0.18%
REPURCHASE AGREEMENT
Paribas Corporation
   Dated 9/30/98, 5.54%, due
   10/01/98, collateralized by
   $368,000 U.S. Treasury Note,
   7.88%, 11/13/04, market
   value $435,735
   (cost $435,000)               $435,000   $    435,000
                                            ------------
TOTAL INVESTMENTS
   (COST $231,110,035)-99.66%                241,809,442
OTHER ASSETS LESS
   LIABILITIES - 0.34%                           831,534
                                            ------------
NET ASSETS - 100.00%                        $242,640,976
                                            ============

*   Non-income producing.
~   American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.
(b) At September 30, 1998, the Portfolio owned 43,200 shares of common stock of First Union Corporation at a cost of $1,599,696 and market value of $2,211,300. These shares were purchased by the Portfolio prior to the acquisition of Wheat First Union by First Union.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $159,489,535 and $86,643,249, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $231,143,009. Net unrealized appreciation aggregated $10,666,433, of which $24,490,485, related to appreciated investment securities and $13,824,052, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                            $ 241,374,442
Repurchase agreements                                  435,000
                                                 -------------
  Total investments
     (cost $231,110,035)                           241,809,442
Collateral for securities
  loaned (Note 2)                                   40,344,784
Receivables
  Fund shares sold                                     290,524
  Dividends and interest                             1,702,285
Other                                                      500
                                                 -------------
     TOTAL ASSETS                                  284,147,535
                                                 -------------
LIABILITIES
Payables
  Investments purchased          $  662,932
  Securities loaned (Note 2)     40,344,784
  Fund shares redeemed              426,881
Accrued expenses and other
  liabilities                        71,962
                                 ----------
  TOTAL LIABILITIES                                 41,506,559
                                                 -------------
NET ASSETS                                       $ 242,640,976
                                                 =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                     $ 221,635,180
  Accumulated undistributed
     net investment income                              91,952
  Accumulated net realized
     gain on investment
     transactions                                   10,214,437
  Net unrealized appreciation
     of investments                                 10,699,407
                                                 -------------
NET ASSETS                                       $ 242,640,976
                                                 =============
NET ASSET VALUE PER SHARE
Class A Shares                                   $       19.54
Class B Shares                                   $       19.53
Class Y Shares                                   $       19.54
OFFERING PRICE PER SHARE
Class A Shares                                   $       20.73(a)
Class B Shares                                   $       19.53
Class Y Shares                                   $       19.54
SHARES OUTSTANDING
Class A Shares                                       5,055,017
Class B Shares                                       7,364,927
Class Y Shares                                              55

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                     $  2,856,521
Interest                                             5,943,480
                                                  ------------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                        8,800,001
EXPENSES
Management fee (Note 4)          $1,638,729
Distribution fee (Note 5)           986,604
Shareholder service fee
  (Note 5)                          546,242
Transfer agent fee                  292,933
Administration fee (Note 4)         218,497
Registration expenses                50,615
Custodian and accounting
  fees                               48,726
Shareholder reports and
  postage expenses                   43,522
Legal fees                            7,495
Directors' fees and expenses          5,917
Audit fees                            4,195
Miscellaneous                        26,008
                                 -----------
  Total expenses                                     3,869,483
                                                  ------------
NET INVESTMENT INCOME                                4,930,518
                                                  ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on
  investments (Note 2)           10,845,766
Change in unrealized
  appreciation on
  investments                    (5,423,416)
                                 -----------
NET GAIN ON INVESTMENTS                              5,422,350
                                                  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 10,352,868
                                                  ============

(b) Net of foreign withholding taxes of $50,731.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED          YEAR ENDED
                                                                          9/30/98              9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                 $  4,930,518        $   2,672,361
 Net realized gain on investments                                        10,845,766           15,016,540
 Change in unrealized appreciation on investments                        (5,423,416)           6,704,657
                                                                       ------------        -------------
 Increase in net assets resulting from operations                        10,352,868           24,393,558
                                                                       ------------        -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                (2,350,498)          (1,097,197)
  Class B                                                                (2,488,039)          (1,691,306)
  Class Y                                                                       (29)                   -
 From net realized gain on investments
  Class A                                                                (5,325,307)          (2,474,556)
  Class B                                                                (8,807,307)          (6,846,186)
  Class Y                                                                        (1)                   -
                                                                       --------------      -------------
  Total distributions to shareholders                                   (18,971,181)         (12,109,245)
                                                                       --------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                           101,090,596           74,239,398
 Reinvested distributions                                                17,902,342           11,495,496
 Shares redeemed                                                        (39,059,107)         (17,451,330)
                                                                       --------------      -------------
 Change in net assets resulting from capital share transactions          79,933,831           68,283,564
                                                                       --------------      -------------
 Increase in net assets                                                  71,315,518           80,567,877
Net Assets
 Beginning of year                                                      171,325,458           90,757,581
                                                                       --------------      -------------
 End of year (including accumulated undistributed net investment
  income of $91,952 and $0, respectively)                              $242,640,976        $ 171,325,458
                                                                       ==============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            9/30/98        9/30/97        9/30/96        9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  20.60       $  19.16       $  17.13         $  15.27      $  14.88
                                                         ---------      ---------      ---------        --------      --------
Income from investment operations
 Net investment income                                       0.51           0.44           0.37             0.40          0.31
 Net realized and unrealized gain on investments             0.60           3.39           2.75             2.14          0.64
                                                         ---------      ---------      ---------        --------      --------
 Total from investment operations                            1.11           3.83           3.12             2.54          0.95
                                                         ---------      ---------      ---------        --------      --------
Less distributions
 From net investment income                                 (0.51)         (0.47)         (0.35)           (0.43)        (0.30)
 From capital gains                                         (1.66)         (1.92)         (0.74)           (0.25)        (0.26)
                                                         ----------     ----------     ----------       --------      --------
 Total distributions                                        (2.17)         (2.39)         (1.09)           (0.68)        (0.56)
                                                         ----------     ----------     ----------       --------      --------
Net asset value, end of year                             $  19.54       $  20.60       $  19.16         $  17.13      $  15.27
                                                         ==========     ==========     ==========       ========      ========
TOTAL RETURN*                                                5.81%         22.11%         19.13%           17.24%         6.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 98,794     $   63,509     $   24,210         $ 19,888      $ 17,773
Ratio of expenses to average net assets                      1.32%          1.35%          1.36%            1.69%         1.75%
Ratio of net investment income to average net assets         2.70%          2.63%          2.08%            2.53%         2.20%
Portfolio turnover rate                                        40%            75%            72%              62%           78%
Average commission rate on portfolio transactions        $ 0.0540     $   0.0515     $   0.0492

     * Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                         YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/98       9/30/97       9/30/96      9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                      $  20.59      $  19.18     $  17.14       $  15.28    $  14.91
                                                        ---------     ---------    ---------      --------    --------
Income from investment operations
 Net investment income                                      0.37          0.34         0.23           0.28        0.21
 Net realized and unrealized gain on investments            0.59          3.35         2.76           2.14        0.61
                                                        ---------     ---------    ---------      --------    --------
 Total from investment operations                           0.96          3.69         2.99           2.42        0.82
                                                        ---------     ---------    ---------      --------    --------
Less distributions
 From net investment income                                (0.36)        (0.36)       (0.21)         (0.31)      (0.19)
 From capital gains                                        (1.66)        (1.92)       (0.74)         (0.25)      (0.26)
                                                        ----------    ----------   ----------     --------    --------
 Total distributions                                       (2.02)        (2.28)       (0.95)         (0.56)      (0.45)
                                                        ----------    ----------   ----------     --------    --------
Net asset value, end of year                            $  19.53      $  20.59     $  19.18       $  17.14    $  15.28
                                                        ==========    ==========   ==========     ========    ========
TOTAL RETURN*                                               5.01%        21.24%       18.26%         16.32%       5.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                  $143,846    $  107,816   $   66,548       $ 46,678    $ 43,219
Ratio of expenses to average net assets                     2.07%         2.10%        2.13%          2.43%       2.44%
Ratio of net investment income to average net assets        1.95%         1.87%        1.32%          1.78%       1.51%
Portfolio turnover rate                                       40%           75%          72%            62%         78%
Average commission rate on portfolio transactions       $ 0.0540    $   0.0515   $   0.0492

CLASS Y SHARES


                                                           PERIOD ENDED
                                                           9/30/98 (C)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  18.75
                                                          --------
Income from investment operations
 Net investment income                                        0.54
 Net realized and unrealized gain on investments              0.82
                                                          --------
 Total from investment operations                             1.36
                                                          --------
Less distributions
 From net investment income                                  (0.54)
 From capital gains                                          (0.03)
                                                          ----------
 Total distributions                                         (0.57)
                                                          ----------
Net asset value, end of period                            $  19.54
                                                          ==========
TOTAL RETURN*                                                 7.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.07% (a)
Ratio of net investment income to average net assets          3.15% (a)
Portfolio turnover rate                                         40%
Average commission rate on portfolio transactions       $   0.0540

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Balanced Portfolio, which has been in existence since 1994, became available to investors in multiple retail mutual fund share classes for the first time in September. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to many of our new shareholders.


At quarter end the asset allocation mix in the Mentor Balanced Portfolio was 58% stocks, 41% bonds, and 1% cash.



MARKET OVERVIEW
The first three quarters of 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact, the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally, this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will continue to decline during the remainder of this year and 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.


Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course, we expect to be right more

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term, cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy, we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

               9/16/98        9/30/98
Class A         9,422           9,433
LAGG/S&P 500   10,000          10,464

               Total Returns as of 9/30/98

              1-Year    Since Inception++
Class          n/a          (5.78%)



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Balanced Portfolio Class A Shares from the date of issuance on 9/16/98 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

[GRAPH]
                    9/16/98        9/30/98
Class Y             10,000         10,000
LAGG/S&P 500        10,000         10,464

Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            0.00%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ** Represents a hypothetical investment of $10,000 in Mentor Balanced
     Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Balanced Portfolio Class Y Shares from the date of issuance on 9/16/98 through 9/30/98.

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]
                                           S&P 500 and
          Class B        Class B*       Lehman Brothers
                                     Aggregate Bond Index
 6/21/94  10000          10000               10000
12/31/94  10108           9610               10336
 6/30/95  11561          11161               12054
 9/30/95  12085          11685               12723
 9/30/96  14260          13960               14506
 9/30/97  18042          17842               18496
 9/30/98  20181          19760               20446

Average Annual Return as of 9/30/98     Average Annual Return as of 9/30/98
      Without Sales Charges                   Including Sales Charges

          1-Year    Since Inception++             1-Year    Since Inception++
Class B   11.86%         17.83%         Class B   8.75%          17.69%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


++ Reflects operations of Mentor Balanced Portfolio Class B Shares from the date of commencement of operations on 6/21/94 through 9/30/98.


* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                             SHARES     MARKET VALUE
COMMON STOCKS - 51.46%
BASIC MATERIALS - 1.89%
Emerson Electric Company                     3,890     $ 242,152
                                                       ---------
CAPITAL GOODS & CONSTRUCTION - 5.56%
Bemis Company                                6,245       218,966
Illinois Tool Works                          4,635       252,607
W. W. Grainger, Inc.                         5,730       241,377
                                                       ---------
                                                         712,950
                                                       ---------
CONSUMER CYCLICAL - 8.42%
Chancellor Media Corporation -
   Class A *                                 5,245       175,052
Clear Channel Communications *               4,445       211,137
Gannett Company                              4,105       219,874
Interpublic Group Companies, Inc.            4,335       233,819
Newell Company                               5,220       240,446
                                                       ---------
                                                       1,080,328
                                                       ---------
CONSUMER STAPLES - 5.52%
Philip Morris Companies, Inc.                4,840       222,942
Sherwin-Williams Company                    11,285       244,038
Sysco Corporation                           10,235       241,162
                                                       ---------
                                                         708,142
                                                       ---------
FINANCIAL - 10.84%
Ahmanson (HF) & Company                      3,950       219,225
American Express Company                     2,860       222,007
Federal National Mortgage Association        3,510       225,517
NationsBank Corporation                      2,990       159,965
Norwest Corporation                          4,495       160,977
UNUM Corporation                             4,720       234,525
SouthTrust Corporation                       4,800       167,700
                                                       ---------
                                                       1,389,916
                                                       ---------
HEALTH - 6.95%
Bristol-Myers Squibb Company                 2,345       243,587
HealthSouth Corporation *                   18,340       193,716
Johnson & Johnson                            2,805       219,492
Tenet Healthcare Corporation *               8,170       234,888
                                                       ---------
                                                         891,683
                                                       ---------
TECHNOLOGY - 9.20%
Automatic Data Processing                    3,190       238,452
Computer Associates International, Inc.      6,770       250,490
Computer Sciences Corporation                4,145       225,903
MCI WorldCom, Inc. *                         4,685       228,980
Sun Microsystems, Inc. *                     4,725       235,364
                                                       ---------
                                                       1,179,189
                                                       ---------
TRANSPORTATION & SERVICES - 1.16%
Werner Enterprises, Inc.                     9,472       149,184
                                                       ---------
MISCELLANEOUS - 1.92%
Tyco International, Inc.                     4,445       245,586
                                                       ---------
TOTAL COMMON STOCKS
   (COST $6,531,760)                                   6,599,130
                                                       ---------


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
FIXED INCOME SECURITIES - 36.99%
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 34.26%
Federal National Mortgage
   Association, MTN, 6.64%,
   7/02/07                         $ 130,000      $ 145,240
Government National
   Mortgage Association, MBS,
   6.50%, 5/15/09                    102,065        104,453
 7.00%, 8/15/28 ARM                   84,047         86,674
Government National
   Mortgage Association II,
   ARM,
   6.88%, 4/20/22                     71,868         73,307
 7.00%, 11/20/22 - 8/15/28            78,240         79,458
U.S. Treasury Bonds, 6.00% -
   7.50%, 2/15/23 - 2/15/26          725,000        910,182
U.S. Treasury Notes, 5.63% -
   6.75%, 4/30/00 - 5/15/08        2,790,000      2,995,171
                                                  ---------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $4,274,484)                              4,394,485
                                                  ---------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 1.22%
AFG Receivables Trust, 6.65%,
   10/15/02                           32,527         32,782
CS First Boston, 7.18%,
   2/25/18                            25,000         26,800
Key Auto Finance Trust Series
   1997-2 Class A3, 6.10%,
   11/15/00                           50,000         50,172
Union Acceptance Corporation,
   6.48%, 5/10/04                     45,000         46,240
                                                  ---------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $152,201)                      155,994
                                                  ---------
CORPORATE BONDS - 1.51%
Ford Motor Credit Company,
   7.20%, 6/15/07                     45,000         50,256
Norwest Corporation, 6.80%,
   5/15/02                            60,000         63,625
PNC Student Loan Trust I,
   6.73%, 1/25/07, ARM                75,000         79,726
                                                  ---------
TOTAL CORPORATE BONDS
   (COST $181,746)                                  193,607
                                                  ---------
TOTAL FIXED INCOME SECURITIES
   (COST $4,608,431)                              4,744,086
                                                  ---------

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT      MARKET VALUE
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT - 0.98%
Goldman Sachs & Company
   Dated 09/30/98, 5.60%, due
   10/01/98, collateralized by
   $127,262 Federal National
   Mortgage Association,
   6.00%, 08/01/13, market
   value $128,534
   (cost $125,344)                $125,344     $   125,344
                                               -----------
TOTAL INVESTMENTS
   (COST $11,265,535)-89.43%                    11,468,560
OTHER ASSETS LESS
   LIABILITIES - 10.57%                          1,352,413
                                               -----------
NET ASSETS - 100.00%                           $12,820,973
                                               ===========

     * Non-income producing.
ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
MTN - Medium Term Note

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $11,028,839 and $3,760,750, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $11,265,535. Net unrealized appreciation aggregated $203,025, of which $449,651, related to appreciated investment securities and $246,626, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value
   (Note 2)
Investment securities                                $ 11,343,216
Repurchase agreements                                     125,344
                                                     ------------
  Total investments
     (cost $11,265,535)                                11,468,560
Collateral for securities loaned
  (Note 2)                                              2,639,420
Cash                                                      477,253
Receivables
  Investments sold                                         90,763
  Fund shares sold                                      3,356,473
  Dividends and interest                                   68,997
                                                     ------------
     TOTAL ASSETS                                      18,101,466
                                                     ------------
LIABILITIES
  Investments purchased             $ 2,537,038
  Securities loaned (Note 2)          2,639,420
  Fund shares redeemed                  100,000
Accrued expenses and other
  liabilities                             4,035
                                    -----------
     TOTAL LIABILITIES                                  5,280,493
                                                     ------------
NET ASSETS                                            $12,820,973
                                                     ============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                         $ 12,530,663
  Accumulated undistributed net
     investment income                                     18,259
  Accumulated net realized gain
     on investment transactions                            69,026
  Net unrealized appreciation of
     investments                                          203,025
                                                     ------------
NET ASSETS                                           $ 12,820,973
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      13.69
Class B Shares                                       $      13.69
Class Y Shares                                       $      13.69
OFFERING PRICE PER SHARE
Class A Shares                                       $      14.53(a)
Class B Shares                                       $      13.69
Class Y Shares                                       $      13.69
SHARES OUTSTANDING
Class A Shares                                            258,246
Class B Shares                                            412,394
Class Y Shares                                            266,111

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                               $ 29,221
Interest                                                 104,135
                                                        --------
  Total investment income
     (Note 2)                                            133,356
                                                        --------
EXPENSES
Management fee (Note 4)                 $ 31,721
Distribution fee (Note 5)                 30,319
Shareholder service fee (Note 5)          10,212
Administration fee (Note 4)                4,219
Custodian and accounting fees              5,842
Registration expenses                      2,363
Shareholder reports and postage
  expenses                                 2,043
Legal fees                                   115
Directors' fees and expenses                  60
Audit fees                                    59
Miscellaneous                                465
                                        --------
  Total expenses                                          87,418
Deduct
Waiver of distribution fee (Note 5)                      (29,451)
Waiver of management fee
  (Note 4)                                               (20,856)
Waiver of shareholder servicing
  fee (Note 5)                                            (9,738)
Waiver of administration fee
  (Note 4)                                                (4,219)
                                                        --------
NET EXPENSES                                              23,154
                                                        --------
NET INVESTMENT INCOME                                    110,202
                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                               822,291
Change in unrealized appreciation
  on investments                        (583,942)
                                        --------
NET GAIN ON INVESTMENTS                                  238,349
                                                        --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $348,551
                                                        ========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED        YEAR ENDED
                                                                           9/30/98           9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $    110,202       $   107,324
 Net realized gain on investments                                            822,291           408,111
 Change in unrealized appreciation on investments                           (583,942)          397,175
                                                                        ------------       -----------
 Increase in net assets resulting from operations                            348,551           912,610
                                                                        ------------       -----------
Distributions to Shareholders
 From net investment income                                                 (159,807)         (108,705)
 From net realized gain on investments                                    (1,140,442)         (449,369)
                                                                        ------------       -----------
  Total distributions to shareholders                                     (1,300,249)         (558,074)
                                                                        ------------       -----------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                              9,280,672           108,705
 Reinvested distributions                                                  1,300,249           449,370
 Shares redeemed                                                            (910,125)         (636,137)
                                                                        ------------       -----------
 Change in net assets resulting from capital share transactions            9,670,796           (78,062)
                                                                        ------------       -----------
 Increase in net assets                                                    8,719,098           276,474
Net Assets
 Beginning of period                                                       4,101,875         3,825,401
                                                                        ------------       -----------
 End of period (including accumulated undistributed net investement
  income of $18,259 and $67,864, respectively)                          $ 12,820,973       $ 4,101,875
                                                                        ============       ===========

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                   PERIOD ENDED
                                                   9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  13.69
                                                  --------
Income from investment operations
 Net investment income                                0.00**
 Net realized and unrealized gain (loss) on
  investments                                         0.00**
                                                  ----------
 Total from investment operations                     0.00**
                                                  ----------
Net asset value, end of period                    $  13.69
                                                  ==========
TOTAL RETURN*                                         0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $  3,534
Ratio of expenses to average net assets               1.35% (a)
Ratio of net investment income to average net
 assets                                               1.52% (a)
Portfolio turnover rate                                 89%
Average commission rate on portfolio
 transactions                                   $   0.0687

(a) Annualized.
(b) For the period from September 16, 1998 (initial offering of Class A) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.
** Income for the period was less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES (F)

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/98      9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  17.61     $  16.28     $  14.85
                                                       ---------    ---------    ---------
Income from investment operations
 Net investment income                                     0.45         0.43         0.42
 Net realized and unrealized gain (loss) on
  investments                                              1.43         3.35         2.09
                                                       ---------    ---------    ---------
 Total from investment operations                          1.88         3.78         2.51
                                                       ---------    ---------    ---------
Less distributions
 From net investment income                               (0.71)       (0.43)       (0.48)
 From net realized capital gain                           (5.09)       (2.02)       (0.60)
                                                       ----------   ----------   ----------
 Total distributions                                      (5.80)       (2.45)       (1.08)
                                                       ----------   ----------   ----------
Net asset value, end of period                         $  13.69     $  17.61     $  16.28
                                                       ==========   ==========   ==========
TOTAL RETURN*                                             11.86%       26.09%       18.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $  5,645   $    4,102   $    3,825
Ratio of expenses to average net assets                    0.52%        0.50%        0.50%
Ratio of expenses to average net assets excluding
 waiver                                                    2.12%        2.13%        2.06%
Ratio of net investment income to average net assets       2.63%        2.78%        2.83%
Portfolio turnover rate                                      89%          80%         103%
Average commission rate on portfolio transactions      $ 0.0687   $   0.0696   $   0.0694



                                                           PERIOD ENDED        PERIOD ENDED
                                                           9/30/95 (c)         12/31/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $     12.44         $     12.50
                                                          -----------         -----------
Income from investment operations
 Net investment income                                           0.36                0.22
 Net realized and unrealized gain (loss) on
  investments                                                    2.08               (0.09)
                                                          -----------         -----------
 Total from investment operations                                2.44                0.13
                                                          -----------         -----------
Less distributions
 From net investment income                                     (0.03)              (0.19)
 From net realized capital gain                                    --                  --
                                                          -----------         -----------
 Total distributions                                            (0.03)              (0.19)
                                                          -----------         -----------
Net asset value, end of period                            $     14.85         $     12.44
                                                          ===========         ===========
TOTAL RETURN*                                                   19.28%               1.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $     3,210         $     2,911
Ratio of expenses to average net assets                          0.50% (a)           0.50% (a)
Ratio of expenses to average net assets excluding
 waiver                                                          2.12% (a)           2.72% (a)
Ratio of net investment income to average net assets             3.26% (a)           3.32% (a)
Portfolio turnover rate                                            65%                 71%
Average commission rate on portfolio transactions

CLASS Y SHARES (f)


                                                             PERIOD
                                                        ENDED 9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $ 13.69
                                                           --------
Income from investment operations
 Net investment income                                        0.01
 Net realized and unrealized loss on investments             (0.01)
                                                           ---------
 Total from investment operations                             0.00
                                                           ---------
Net asset value, end of period                             $ 13.69
                                                           =========
TOTAL RETURN*                                                 0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $ 3,642
Ratio of expenses to average net assets                       1.10%(a)
Ratio of net investment income to average net assets          2.31%(a)
Portfolio turnover rate                                         89%
Average commission rate on portfolio transactions       $   0.0687

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995.
(d) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
(e) For the period from September 16, 1998 (initial offering of Class Y) to September 30, 1998.
(f) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class B shareholders. On September 16, 1998, shares of Class B were converted to Class Y shares.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE TAX-EXEMPT MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ECONOMIC FACTORS
Unlike many countries in the world, the U.S. economy was strong throughout the reporting period, characterized by record low unemployment, good growth and low inflation. Driving economic growth in recent months has been the strength in the housing market, which benefited from strong employment and low interest rates. Housing starts in July 1998 reached an all-time high, 17% above the same period a year ago. While the housing market has been largely insulated from the overseas financial crises, the manufacturing sector has begun to show signs of a slowdown. In April, the National Association of Purchasing Management Index slipped from 54.8 to 52.9. This Index, which compares the changes in various market areas on a month to month basis, is a widely recognized measure of manufacturing activity. By June, the Index fell to 49.6, below the 50% level that marks the difference between growth and contraction.


The news that manufacturing activity was slowing down was welcomed by the Federal Reserve. In part, this eliminated the need for the Fed to raise interest rates to head off inflation, which was the market's concern through the July meeting. In early August, the Fed concluded that the risks of inflation were evenly balanced against the risks of recession. By September, however, it appeared that recession was more of a concern given the declines in the Japanese stock market, the financial collapse of Russia, and the large drops in the U.S. stock market. As a result the Fed lowered the Fed Funds target by 25 basis points to 5.25% in late September.


The Fed is in the difficult position of having to set U.S. policy based on international factors. With the prices of gold and oil recovering from their lows, the disinflationary effects of declining commodity prices may be coming to an end. Continued low inflation appears to be fostering higher wage demands. If world financial markets can be stabilized, the Fed could find that the balance of risks might shift just as quickly back toward inflation.



MARKET REVIEW
While we saw several periods of volatility during the past 12 months, overall the market rallied, with U.S. Treasuries strongly outperforming the municipal market. The 30-year Treasury, which began the reporting period yielding 6.40%, ended 143 basis point lower at 4.97%. 30-year AAA-rated general obligation municipals yielded 5.17% one year ago, dropping to 4.78% one year later.


The divergent paths taken by the treasury and municipal markets can be primarily attributed to the impact of the Asian financial crisis. As problems in Asia have continued and the U.S. dollar has risen relative to Asian currencies, demand for treasuries has increased. This "flight to quality" has driven the yield on the long bond down to the lowest levels seen since the government began issuing the 30-year bond in 1977. At the same time, surpluses of the federal government have caused a reduction in issuance resulting in fewer bonds to meet strong demand.


Technical conditions have been exactly the opposite in the tax-exempt market, with lukewarm retail demand due to low absolute yields and a strong increase in supply from a year ago. Although new issue volume has slowed somewhat in the past couple of months, year-to-date issuance is 37% over the comparable period a year ago. In addition to encouraging the number of refunding issues (up

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE TAX-EXEMPT MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

59%), the low interest rate environment has also boosted new money issues which are up 20% year to date. As has been the trend in recent years, over 51% of new securities were issued with bond insurance, and yield spreads between quality and lower rated bonds remained tight.


Since municipal prices did not rise as sharply as taxable securities during the period, tax-exempt yields are now very attractive relative to treasuries. At the end of the reporting period, the Bond Buyer Revenue Bond Index yielded 5.17% or 104% of 30-year treasuries, even before taking into consideration any tax advantage. The Revenue Bond Index consists of 25 revenue bonds with a 30-year maturity and an average rating of A1. The bonds that comprise this index are very similar to those we purchase for your Portfolio.



MANAGEMENT STRATEGY
Our outlook during most of the reporting period was positive, and we maintained duration slightly long relative to our benchmark to allow the fund to take full advantage of the rally. At the end of the fiscal year, the duration of the portfolio was 7.82 years compared to the Lehman Municipal Bond Index duration of 7.55 years.


The high percentage of new issues that came to market insured continued to create a scarcity of lower-rated higher-yielding offerings. This resulted in continued tight yield spreads between AAA-rated and lower quality paper. While we did add a number of non-rated or lower-rated securities to the portfolio, we concentrated more on insured offerings as we felt they offered more attractive relative yields. The lower quality securities we selectively added helped maximize the portfolio's dividend paying ability.

We kept the portfolio well diversified by industry, increasing our positions in the healthcare and industrial revenue sectors, which traditionally have performed slightly stronger than other sectors in the Revenue Bond Index. At the end of the reporting period, our exposure to healthcare stood at 21% of assets, with industrial revenue the second largest sector at 13% of assets. Our research expertise in these two areas allows us to find value in individual issues.



OUTLOOK
The Federal Reserve's recent 25 basis point interest rate cut and the slowing down of the U.S. economy are likely to sustain the low interest rate environment, which is favorable for the bond markets. It appears that we will see a record year of municipal issuance as the low absolute yields spark further refundings as well as new money issues.


We are satisfied with the current structure of the portfolio and do not expect to make any major changes over the next few months unless credit spreads widen between AAA-rated and lower-rated issues. If that occurs, we would redeploy some assets toward higher-yielding securities to strengthen the portfolio's dividend. We also continue to closely monitor those securities that are vulnerable to calls and to extend the call protection of the portfolio. Combined with the recent declines in the equity market, the very attractive ratio of municipal yields to taxable yields could turn investor focus from stocks to the fixed-income market.


November 1998

MENTOR MUNICIPAL INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.~

                                    [GRAPH]

                         A Shares            B Shares           Lehman Municipal
                                                                   Bond Index
4/29/92                    9525              10000                10000
9/30/92                   10034              10528                10561
9/30/93                   11637              12134                11906
9/30/94                   11101              11511                11616
9/30/95                   12151              12348                12916
9/30/96                   12935              13184                13818
9/30/97                   14085              14291                14933
9/30/98                   15245              15289                16232


                      Average Annual Returns as of 9/30/98
                            Including Sales Charges
                    1-Year              5-Year              Since Inception*
Class A             3.12%               4.53%                    6.79%
Class B             3.70%               4.85%                    6.90%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
  * Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class Y Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                         Y Shares      Lehman Municipal
                                         Bond Index
11/19/97                   10000          10000
12/31/97                   10147          10206
3/31/98                    10263          10323
6/30/98                    10410          10480
9/30/98                    10689          10802

                          Total Returns as of 9/30/98

                             1-Year               Since Inception**
Class Y                       n/a                      7.51%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
+++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
      Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
 ** Reflects operations of Mentor Municipal Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                            PRINCIPAL
                                             AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES - 99.42%
ARIZONA - 1.56%
Pima County Arizona IDA,
   7.25%, 7/15/10 (c)                 $1,550,000             $   1,733,830
                                                             -------------
ARKANSAS - 1.12%
Pulaski County Health
   Facilities, 5.00%, 12/01/28         1,250,000                 1,248,950
                                                             -------------
CALIFORNIA - 10.51%
California State Water Reserve
   Center, 4.75%, 12/01/29             3,500,000                 3,427,270
California Statewide
   Community Development
   Authority, 5.63%, 10/01/34          2,070,000                 2,132,514
Carson Improvement Board Act
   1915, Special Assessment
   District 92, 7.38%, 9/02/22           700,000                   770,392
East Bay Municipal Utility
   District, 4.75%, 6/01/21            1,915,000                 1,887,424
Orange County Community
   Facilities District, Series A,
   7.35%, 8/15/18 (c)                    300,000                   346,779
San Francisco City & County
   Airport, 6.30%, 5/01/25             1,000,000                 1,101,250
University of California
   Revenues, 4.75%, 9/01/16            2,000,000                 2,012,240
                                                             -------------
                                                                11,677,869
                                                             -------------
COLORADO - 3.36%
Colorado Housing Authority,
   7.00%, 11/01/24                       525,000                   560,873
Denver City & County Airport
   Revenue, 7.75% - 8.50%,
   11/15/13 - 11/15/23                 2,700,000                 3,167,089
                                                             -------------
                                                                 3,727,962
                                                             -------------
CONNECTICUT - 0.99%
Connecticut State Development
   Authority, 6.15%, 4/01/35           1,000,000                 1,104,860
                                                             -------------
DISTRICT OF COLUMBIA - 0.80%
Metropolitan Washington,
   General Airport Revenue,
   Series A, 6.63%, 10/01/19 (c)         800,000                   884,496
                                                             -------------
FLORIDA - 2.54%
Hillsborough County, 6.25%,
   12/01/34                            1,250,000                 1,396,750
Sarasota County Health
   Facilities Authority Revenue,
   10.00%, 7/01/22                     1,160,000                 1,418,831
                                                             -------------
                                                                 2,815,581
                                                             -------------


                                            PRINCIPAL
                                             AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
GEORGIA - 2.92%
Fulton County Georgia
   Housing Authority
   Multifamily, Housing
   Revenue, 6.38%, 2/01/08            $  520,000             $     528,346
George Smith World Congress
   Center, 5.50%, 7/01/20              1,500,000                 1,509,345
Monroe County Development
   Authority PCRB, 6.75%,
   1/01/10                             1,000,000                 1,205,240
                                                             -------------
                                                                 3,242,931
                                                             -------------
ILLINOIS - 9.53%
Broadview Tax Increment
   Revenue, 8.25%, 7/01/13             1,000,000                 1,145,030
Chicago Capital Appreciation,
   (effective yield-1.99%) (a),
   7/01/16                             2,000,000                   718,080
Chicago Heights Residential
   Mortgage, (effective
   yield-3.29%) (a), 6/01/09           3,465,000                 1,655,300
Illinois Health Facilities
   Authority Revenue, 5.50% -
   9.50%, 11/15/19 - 10/01/22          2,250,000                 2,527,477
Illinois Educational Facilities
   Authority Revenue, 6.00%,
   10/01/24                            1,000,000                 1,042,200
Kane County School District
   No. 129, 5.50%, 2/01/11             2,000,000                 2,167,620
Metropolitan Pier &
   Exposition, (effective
   yield-1.39%) (a), 6/15/21           1,950,000                   644,962
Saint Clair County Public
   Building, (effective
   yield-1.99%) (a), 12/01/16          1,650,000                   690,789
                                                             -------------
                                                                10,591,458
                                                             -------------
INDIANA - 0.36%
Indiana Transportation Finance
   Authority, Series A, (effective
   yield-1.92%) (a), 6/01/17           1,000,000                   403,560
                                                             -------------
IOWA - 0.61%
Student Loan Liquidity
   Corporation, Student Loan
   Revenue, Series C, 6.95%,
   3/01/06 (c)                           625,000                   674,525
                                                             -------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
KENTUCKY - 4.58%
Jefferson County Hospital
   Revenue, 8.70%,
   10/01/08 (b)                     $ 500,000              $  599,375
Kenton County Airport Board
   Revenue, OID, 7.50%,
   2/01/20                          1,400,000               1,546,342
Warren County Hospital
   Facility Revenue Bowling
   4.88%, 4/01/27                   3,000,000               2,945,580
                                                           ----------
                                                            5,091,297
                                                           ----------
LOUISIANA - 3.38%
Louisiana Public Facilities
   Authority Revenue, Dillard
   University-Louisiana, 5.00%,
   2/01/28                          2,750,000               2,755,720
Louisiana State University &
   Agriculture and Mechanical
   College, University Revenues,
   5.00%, 10/01/30                  1,000,000               1,001,340
                                                           ----------
                                                            3,757,060
                                                           ----------
MAINE - 0.86%
Maine State Housing Authority,
   Series C, 6.88%, 11/15/23          885,000                 956,030
                                                           ----------
MASSACHUSETTS - 1.92%
Massachusetts State Health and
   Education, 6.00%, 10/01/23       1,000,000               1,018,850
Massachusetts State Health and
   Educational Facilities
   Authority, OID Revenue
   Bonds, Series A, 6.88%,
   4/01/22                          1,000,000               1,119,950
                                                           ----------
                                                            2,138,800
                                                           ----------
MICHIGAN - 4.93%
Detroit Michigan Water Supply
   Systems, 5.00%, 7/01/27          1,000,000               1,000,310
Grand Traverse County
   Hospital, 5.00%, 7/01/28         2,500,000               2,486,375
Michigan State Hospital
   Financial Authority Revenue,
   5.00%, 5/15/28                   2,000,000               1,995,280
                                                           ----------
                                                            5,481,965
                                                           ----------


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NEBRASKA - 1.22%
Nebraska Investment Finance
   Authority, SFM, 9.42%,
   9/15/24 (b)                      $ 300,000              $  339,375
Nebraska Public Gas Agency
   Gas supply System, 5.00%,
   4/01/00                          1,000,000               1,017,810
                                                           ----------
                                                            1,357,185
                                                           ----------
NEVADA - 2.26%
Clark County, 5.90%, 10/01/30       2,000,000               2,050,800
Henderson Local Improvement
   District, Special Assessment,
   Series A, 8.50%, 11/01/12          440,000                 458,876
                                                           ----------
                                                            2,509,676
                                                           ----------
NEW JERSEY - 2.10%
East Orange County Board of
   Education, Participation
   Notes, (effective
   yield-1.67%) (a), 2/01/20        1,000,000                 365,000
New Jersey State Housing &
   Mortgage Finance, 5.40%,
   11/01/28                         1,170,000               1,209,406
Union Utilities Authority,
   5.00%, 6/15/28                     750,000                 757,568
                                                           ----------
                                                            2,331,974
                                                           ----------
NEW MEXICO - 0.92%
Santa Fe Educational Facilities
   Revenue Bonds, 5.50%
   3/01/24                          1,000,000               1,020,210
                                                           ----------
NEW YORK - 4.93%
Clifton Springs Hospital
   Refunding & Improvement,
   8.00%, 1/01/20                     700,000                 786,947
Metropolitan Transportation
   Authority, 4.75%, 7/01/19        1,000,000                 962,240
New York City Municipal
   Water Facility, 5.13%,
   6/15/21                          1,000,000               1,008,300
New York, Series H, 7.20%,
   2/01/13                          1,500,000               1,680,946
New York State Dormitory
   Authority Revenue Hospital,
   5.20%, 2/15/14                   1,000,000               1,034,250
                                                           ----------
                                                            5,472,683
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NORTH CAROLINA - 2.12%
Cumberland County, 5.00%,
   12/01/24                         $1,250,000             $1,253,875
North Carolina Eastern
   Municipal Power Agency
   Systems Revenue, 5.70%,
   1/01/13                           1,000,000              1,097,700
                                                           ----------
                                                            2,351,575
                                                           ----------
NORTH DAKOTA - 0.91%
Devils Lake Health Care,
   6.10%, 10/01/23                   1,000,000              1,012,690
                                                           ----------
OHIO - 1.91%
Batavia Local School District
   Reference, 5.63%,12/01/22         1,000,000              1,121,040
Cuyahoga County Health Care
   Facilities, 5.50%, 12/01/28       1,000,000              1,001,990
                                                           ----------
                                                            2,123,030
                                                           ----------
OKLAHOMA - 0.50%
Oklahoma City, Industrial and
   Cultural Facilities Trust,
   6.75%, 9/15/17                      540,000                551,993
                                                           ----------
PENNSYLVANIA - 6.39%
Beaver County Hospital
   Authority Revenue, 5.00%,
   5/15/28                           1,000,000                997,640
Delaware IDA, 6.20%, 7/01/19         2,000,000              2,191,040
Pennsylvania Economic
   Development, 6.40%,
   1/01/09                             500,000                534,620
Philadelphia Gas Works
   Revenue, 5.00%, 7/01/28           2,250,000              2,250,698
Philadelphia Hospital and
   Higher Education Facilities,
   6.50%, 11/15/08                   1,000,000              1,121,430
                                                           ----------
                                                            7,095,428
                                                           ----------
RHODE ISLAND - 0.31%
West Warwick, Series A, GO
   Bonds, 7.30%, 7/15/08               310,000                348,372
                                                           ----------
SOUTH CAROLINA - 1.81%
Cayce South Carolina
   Waterworks & Sewage
   Revenue, 5.00%, 7/01/20           2,000,000              2,006,740
                                                           ----------


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
TENNESSEE - 3.73%
Memphis Shelby County
   Airport Authority Special
   Facilities Revenue Refunding,
   7.88%, 9/01/09                   $1,500,000             $1,675,485
Metropolitan Government
   Nashville & Davidson
   County, 4.75% - 5.00%,
   1/01/22 - 10/01/28                2,500,000              2,472,795
                                                           ----------
                                                            4,148,280
                                                           ----------
TEXAS - 9.94%
Abilene Health Facilities
   Development Corporation,
   5.90%, 11/15/25                   1,000,000              1,002,500
Alliance Airport Authority,
   6.38%, 4/01/21                    2,000,000              2,192,620
Brazos Higher Education
   Authority Student Loan
   Revenue, 7.10%, 11/01/04            416,000                472,410
Brazos River Authority
   Revenue, 4.90%, 10/01/15          2,000,000              2,054,760
Dallas Fort Worth International
   Airport Facility Revenue
   Bonds, 7.25%, 11/01/30            1,000,000              1,112,260
Edinburg Consolidated School
   District Public Facilities,
   5.00%, 8/15/19                    1,500,000              1,516,815
Lufkin Health Memorial East
   Texas, 5.70%, 2/15/28             1,000,000              1,025,010
Rockwall Independent School
   District, OID, 5.55%,
   8/15/22                           2,450,000                689,822
Texas State Department of
   Housing and Community
   Affairs Refunding, Series C,
   9.74%, 7/02/24 (b)                  750,000                973,125
                                                           ----------
                                                           11,039,322
                                                           ----------
UTAH - 3.40%
Bountiful Hospital Revenue,
   9.50%, 12/15/18                     230,000                281,237
Intermountain Power Agency
   Power Supply, 5.00%,
   7/01/19                           2,500,000              2,472,225
Utah State Housing Finance
   Agency, SFM, 7.20%,
   1/01/27                             945,000              1,025,108
                                                           ----------
                                                            3,778,570
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                             PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
WEST VIRGINIA - 3.61%
Harrison County, 6.75%,
   8/01/24                             $2,000,000             $  2,271,020
West Virginia State Hospital
   Finance Authority Revenue,
   8.80%, 1/01/18 (b)                   1,500,000                1,742,445
                                                              ------------
                                                                 4,013,465
                                                              ------------
WISCONSIN - 3.39%
Southeast Wisconsin
   Professional Baseball, 5.50%,
   12/15/26                             2,000,000                2,229,960
Wisconsin State Health &
   Educational Facility
   Authority Revenues, 5.50%,
   2/15/28                              1,500,000                1,537,530
                                                              ------------
                                                                 3,767,490
                                                              ------------
TOTAL LONG-TERM MUNICIPAL
   SECURITIES
   (COST $102,611,970)                                         110,459,857
                                                              ------------
SHORT-TERM MUNICIPAL
   SECURITIES - 2.16%
CALIFORNIA - 0.45%
California PCRB Series A,
   VRDN, 3.65%, 2/28/08                   500,000                  500,000
                                                              ------------
NEVADA - 0.54%
Reno Nevada Hospital
   Revenue, VRDN, 4.10%,
   5/15/23                                600,000                  600,000
                                                              ------------
NEW YORK - 0.54%
City of New York VRDN,
   4.25%, 8/01/16                         200,000                  200,000
New York City GO Bonds,
   VRDN, 3.95%, 8/15/19                   200,000                  200,000
New York State Energy
   Residential Housing &
   Development, VRDN,
   4.10%, 7/01/15                         200,000                  200,000
                                                              ------------
                                                                   600,000
                                                              ------------
TEXAS - 0.45%
North Central Texas Health
   Facility, Presbyterian Medical
   Center, VRDN, 4.10%,
   12/01/15                               500,000                  500,000
                                                              ------------


                                             PRINCIPAL
                                              AMOUNT            MARKET VALUE
SHORT-TERM MUNICIPAL
   SECURITIES (CONTINUED)
WASHINGTON - 0.18%
Washington Health Care,
   Sisters of Providence, Series I,
   VRDN, 4.05%, 10/01/05               $  200,000             $    200,000
                                                              ------------
TOTAL SHORT-TERM MUNICIPAL
   SECURITIES (COST $2,400,000)                                  2,400,000
                                                              ------------
TOTAL INVESTMENTS
   (COST $105,011,970)-101.58%                                 112,859,857
OTHER ASSETS LESS
   LIABILITIES - (1.58%)                                        (1,750,720)
                                                              ------------
NET ASSETS - 100.00%                                          $111,109,137
                                                              ============

INVESTMENT ABBREVIATIONS


GO - General Obligation
IDA - Industrial Development Authority
OID - Original Issue Discount
PCRB - Pollution Control Revenue Bond
SFM - Single Family Mortgage
VRDN - Variable Rate Demand Note
(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.
(b) Represents inverse floating rate securities.
(c) A portion of this security is held as collateral for open futures contracts.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $91,099,135 and $56,728,625, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $105,011,970. Net unrealized appreciation aggregated $7,847,887, of which $7,847,887 is related to appreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments, at market value
   (cost $105,011,970) (Note 2)                        $112,859,857
Cash                                                         84,254
Receivables
  Investments sold                                          985,674
  Fund shares sold                                          870,855
  Interest                                                1,685,891
                                                       -------------
     TOTAL ASSETS                                       116,486,531
                                                       -------------
LIABILITIES
Payables
  Investments purchased              $4,840,799
  Fund shares redeemed                   60,067
  Dividends                             349,921
  Variation margin (Note 2)              90,000
Accrued expenses and other
  liabilities                            36,607
                                     ----------
  TOTAL LIABILITIES                                       5,377,394
                                                       -------------
NET ASSETS                                             $111,109,137
                                                       =============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                           $105,840,947
  Accumulated distributions in
     excess of net investment
     income                                                (349,922)
  Accumulated net realized loss
     on investment transactions                          (2,004,046)
  Net unrealized appreciation of
     investments and open futures
     contracts                                            7,622,158
                                                       -------------
NET ASSETS                                             $111,109,137
                                                       =============
NET ASSET VALUE PER SHARE
Class A Shares                                         $      15.99
Class B Shares                                         $      15.94
Class Y Shares                                         $      16.00
OFFERING PRICE PER SHARE
Class A Shares                                         $      16.79(a)
Class B Shares                                         $      15.94
Class Y Shares                                         $      16.00
SHARES OUTSTANDING
Class A Shares                                            3,237,676
Class B Shares                                            3,722,547
Class Y Shares                                                   67

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (Note 2)                                      $ 5,400,238
EXPENSES
Management fee (Note 4)                 $ 557,332
Distribution fee (Note 5)                 257,381
Shareholder service fee (Note 5)          232,220
Transfer agent fee                        102,171
Administration fee (Note 4)                92,888
Registration expenses                      53,355
Custodian and accounting fees              26,161
Shareholder reports and postage
   expenses                                 8,237
Legal fees                                  2,878
Directors' fees and expenses                2,275
Audit fees                                  1,991
Miscellaneous                               9,070
                                        ---------
 Total expenses                                          1,345,959
                                                       -----------
NET INVESTMENT INCOME                                    4,054,279
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES AND
   OPTIONS CONTRACTS
Net realized loss on investments,
   futures and options contracts
   (Note 2)                               (41,138)
Change in unrealized appreciation
   on investments                       3,077,428
                                        ---------
NET GAIN ON INVESTMENTS, FUTURES
   AND OPTIONS CONTRACTS                                 3,036,290
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $ 7,090,569
                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED         YEAR ENDED
                                                                                 9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                       $   4,054,279      $   2,950,727
 Net realized gain (loss) on investments, futures and options contracts            (41,138)           548,498
 Change in unrealized appreciation on investments                                3,077,428          1,603,630
                                                                             -------------      -------------
 Increase in net assets resulting from operations                                7,090,569          5,102,855
                                                                             -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                       (1,979,908)        (1,179,998)
  Class B                                                                       (2,308,071)        (1,981,316)
  Class Y                                                                              (43)                --
 From net realized gain on investments
  Class A                                                                               --            (39,820)
  Class B                                                                               --            (66,849)
                                                                             -------------      -------------
  Total distributions to shareholders                                           (4,288,022)        (3,267,983)
                                                                             -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                   45,477,369         25,738,018
 Reinvested distributions                                                        2,625,084          1,904,347
 Shares redeemed                                                               (13,461,719)       (10,560,419)
                                                                             -------------      -------------
 Change in net assets resulting from capital share transactions                 34,640,734         17,081,946
                                                                             -------------      -------------
 Increase in net assets                                                         37,443,281         18,916,818
Net Assets
 Beginning of year                                                              73,665,856         54,749,038
                                                                             -------------      -------------
 End of year (including accumulated distributions in excess of net
  investment income of ($349,922) and ($300,191), respectively)              $ 111,109,137      $  73,665,856
                                                                             =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               9/30/98       9/30/97       9/30/96       9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 15.50       $ 15.04       $ 14.92       $ 14.42       $ 16.05
                                                               -------       -------       -------       -------       -------
Income from investment operations
 Net investment income                                            0.66          0.81          0.82          0.81           0.82
 Net realized and unrealized gain
  (loss) on investments                                           0.59          0.49          0.12          0.51         (1.54)
                                                               -------       -------       -------       -------       -------
 Total from investment operations                                 1.25          1.30          0.94          1.32         (0.72)
                                                               -------       -------       -------       -------       -------
Less distributions
 From net investment income                                      (0.76)        (0.81)        (0.82)        (0.82)        (0.81)
 From capital gains                                                 --         (0.03)           --             -         (0.10)
                                                               -------       -------       -------       -------       -------
 Total distributions                                             (0.76)        (0.84)        (0.82)        (0.82)        (0.91)
                                                               -------       -------       -------       -------       -------
Net asset value, end of year                                   $ 15.99       $ 15.50       $ 15.04       $ 14.92       $ 14.42
                                                               =======       =======       =======       =======       =======
TOTAL RETURN*                                                     8.24%         8.89%         6.46%         9.46%        (4.83%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                         $51,757       $29,394       $17,558       $20,460       $25,056
Ratio of expenses to average net assets                           1.17%         1.22%         1.24%         1.43%         1.24%
Ratio of expenses to average net assets excluding waiver          1.17%         1.22%         1.24%         1.43%         1.33%
Ratio of net investment income to average net assets              4.63%         5.09%         5.47%         5.56%         5.43%
Portfolio turnover rate                                             62%           59%           46%           43%           87%

* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               9/30/98       9/30/97       9/30/96       9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 15.49       $ 15.05       $ 14.95       $ 14.43       $ 16.06
                                                               -------       -------       -------       -------       -------
Income from investment operations
 Net investment income                                            1.30          0.71          0.75          0.74          0.74
 Net realized and unrealized gain
  (loss) on investments                                         ( 0.14)         0.52          0.11          0.52        ( 1.54)
                                                               -------       -------       -------       -------       -------
 Total from investment operations                                 1.16          1.23          0.86          1.26        ( 0.80)
                                                               -------       -------       -------       -------       -------
Less distributions
 From net investment income                                     ( 0.71)       ( 0.71)       ( 0.76)       ( 0.74)       ( 0.73)
 From capital gains                                                 --        ( 0.08)           --                      ( 0.10)
                                                               -------       -------       -------                     -------
 Total distributions                                            ( 0.71)       ( 0.79)       ( 0.76)       ( 0.74)       ( 0.83)
                                                               -------       -------       -------       -------       -------
Net asset value, end of year                                   $ 15.94       $ 15.49       $ 15.05       $ 14.95       $ 14.43
                                                               =======       =======       =======       =======       =======
TOTAL RETURN*                                                     7.70%         8.33%         5.87%         9.01%       ( 5.34%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                         $59,351       $44,272       $37,191       $39,493       $46,157
Ratio of expenses to average net assets                           1.67%         1.72%         1.74%         1.92%         1.74%
Ratio of expenses to average net assets excluding waiver          1.67%         1.72%         1.74%         1.92%         1.86%
Ratio of net investment income to average net assets              4.13%         4.60%         4.95%         5.07%         4.93%
Portfolio turnover rate                                             62%           59%           46%           43%           87%

CLASS Y SHARES

                                                         PERIOD ENDED
                                                          9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.51
                                                          --------
Income from investment operations
 Net investment income                                        1.39
 Net realized and unrealized loss on investments             (0.23)
                                                          --------
 Total from investment operations                             1.16
                                                          --------
Less distributions
 From net investment income                                  (0.67)
                                                          --------
Net asset value, end of period                            $  16.00
                                                          ========
TOTAL RETURN*                                                 7.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       0.92%(a)
Ratio of net investment income to average net assets          5.66%(a)
Portfolio turnover rate                                         62%

(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

MARKET CONDITIONS
The 12-month period ending September 30, 1998 saw a dramatic decline in the level of interest rates across the yield curve. At quarter end, long-term interest rates were at levels not seen since the 1960s. The 30-year Treasury ended the quarter yielding under 5%, at 4.97%, a full 1.44% below its level at the beginning of the period. Two-year Treasury yields saw an even more substantial decline, falling 1.51% to 4.27% over the course of the period.


On September 29th, the Federal Reserve initiated its first monetary intervention in over two years, a 0.25% reduction in the Federal Funds rate. And at the end of September, the short-to-intermediate portion of the yield curve was actually inverted, as 6-month Treasury Bills were yielding more than 5-year Treasury Bonds. This implied market expectations of future monetary easing by the Federal Reserve, continued benign domestic inflation, and a slowing economy.


In the past few months the market has grown increasingly concerned that a global deflationary spiral could unfold. The IMF policy prescription of currency devaluation coupled with tight monetary and fiscal policies appears to be making economic conditions even worse for Korea, Indonesia, Russia, etc. The large debt burdens and faltering growth rates of the economies under IMF supervision have raised the specter of wide scale defaults despite IMF intervention. Russia's August announcement that it would simultaneously devalue the ruble and unilaterally reschedule the repayment terms of its debt brought this fear home to many global investors. As the implicit guarantee of the IMF loses its credibility, the emerging markets that had been relatively healthy are being put under increasing pressure. Concerns about the credit quality of these nations have elevated interest rates in these economies to the point where a slowdown in economic growth is becoming inevitable. Such a global slowdown cannot help but put significant downward pressure on U.S. growth and inflation rates.


The U.S. has not been immune to global credit quality anxiety. The yield spread between treasury rates and high-quality corporate bonds, a traditional measure of credit concerns within the economy, ballooned toward quarter end to levels not seen since the last recession. The high-yield market has come under even more stress as investors abandon markets with any hint of credit risk. The underperformance of spread sectors has caused leveraged investors, such as hedge funds and real estate investment trusts, to come under severe funding pressure. As lenders call their loans or demand more collateral, these leveraged investors are left with few alternatives but to sell assets into an already depressed market. These forced asset liquidations have further depressed prices in corporate bonds and mortgage-backed securities, and in many instances trading activity has all but ceased in many market sectors.



PERFORMANCE
For the 12-month period ending September 30, 1998, the Mentor Quality Income Portfolio A shares returned 9.95% and the B shares 9.46%, compared to 8.30% for its Lipper U.S. Mortgage peer group. The Mentor Short-Duration Income Portfolio A and B shares returned 6.87% and 6.68%, respectively, exclusive of sales charges for the 12-month period, compared to 8.04% for its Lipper Short-Intermediate Investment Grade peer group. The period saw massive outperformance of treasury markets as compared to corporate bonds,

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

mortgage-backed, asset-backed, and all other spread product securities. This resulted in our trailing the Merrill Lynch 7-year Treasury and 3-year Treasury Index benchmarks, which returned 15.78% and 10.03% respectively for the 12-month period.



MARKET OUTLOOK
Economic growth is almost certain to slow in the upcoming year, as the impact of slower growth overseas and distressed domestic credit markets takes effect. We do not, however, anticipate a recession for 1999. The United States has ample policy alternatives to fight any slowing in the domestic economy. As inflation has fallen, real interest rates (the nominal interest rate minus inflation) implied by the Fed Funds rate has risen appreciably. Assuming that the turmoil overseas will place continued downward pressure on inflation rates, the Fed could lower Fed Funds by over 150 basis points (1.50%) and still maintain a real interest rate higher than the historical average. Unlike Japan, the U.S. has a healthy, well-capitalized banking system and therefore any easing in monetary conditions will help stimulate demand. For the first time in many decades, the current budget surplus means that an expansionary fiscal policy could be implemented without necessarily driving up real interest rates and therefore crowding out private investment.


Given sufficient aggressive action on the part of the Fed, a recession can be avoided. With an easing Fed and declining inflation, the backdrop for bonds remains positive. The market could see rates last observed in the 1950s. Furthermore, as the Fed provides liquidity to the currently distressed credit markets, corporate bonds and mortgage-backed securities have the potential for significant outperformance in the upcoming year.

THE PORTFOLIOS
Our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as weighting sector allocations more heavily toward treasury securities. Given our long-term confidence in the U.S. economy we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR QUALITY INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.~

                                    [GRAPH]
                         A Shares            B Shares            Merrill Lynch
                                                                7-Year Treasury
                                                                    Index
4/29/92                   9525               10000                 10000
9/30/92                   9846               10324                 11041
9/30/93                  10378               10827                 12345
9/30/94                  10036               10406                 11721
9/30/95                  11222               11585                 13533
9/30/96                  11681               11999                 14043
9/30/97                  12833               13113                 15388
9/30/98                  14110               14071                 17815


                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                    1-Year    5-Year         Since Inception+++
Class A              4.71%    5.31%               5.51%
Class B              5.46%    5.65%               7.14%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Quality Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Quality Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B
      Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class Y Shares and the Merrill Lynch 7-Year Treasury Index.~

                                    [GRAPH]

                         Y Shares                  Merrill Lynch
                                                  7-Year Treasury
                                                      Index
11/19/97                   10000                      10000
12/31/97                   10038                      10142
3/31/98                    10144                      10311
6/30/98                    10378                      10562
9/30/98                    10869                      11364

Total Returns as of 9/30/98
                    1-Year              Since Inception**
Class Y             n/a                      8.94%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
** Reflects operations of Mentor Quality Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR SHORT-DURATION INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury.~


                                    [GRAPH]

                         Class A                3-Year Treasury
6/16/95                  9900                     10000
9/30/95                  9931                     10139
9/30/96                 10532                     11038
9/30/97                 11304                     11571
9/30/98                 12093                     12732

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                   1-Year      Since Inception**
Class A             5.89%          5.94%





Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury.~



                                     [GRAPH]

                    Class B                  3-Year Treasury
 4/29/94              10000                       10000
12/31/94              10093                       10075
 9/30/95              10623   `                   11051
 9/30/96              11225                       11709
 9/30/97              12125                       12600
 9/30/98              12945                       13053




                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                    1-Year         Since Inception++
Class B             2.68%               5.52%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 9/30/98.

 + Represents a hypothetical investment of $10,000 in Mentor Short-Duration
    Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 9/30/98.

MENTOR SHORT-DURATION INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class Y Shares and the Merrill Lynch 3-Year Treasury.~

                                    [GRAPH]

                              Class Y             3-Year Treasury
11/19/97                      10000                   10000
12/31/97                      10032                   10081
3/31/98                       10167                   10239
6/30/98                       10317                   10413
9/30/98                       10638                   10875

                           Total Returns as of 9/30/98
                                   1-Year              Since Inception**
Class Y                             n/a                   6.64%




 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

 * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        PRINCIPAL
                                          AMOUNT            MARKET VALUE
LONG-TERM INVESTMENTS - 143.47%
PREFERRED STOCK - 2.11%
Home Ownership Funding
   Corporation (cost
   $3,939,796)                    $4,350,000              $ 4,373,725
                                                          -----------
ASSET-BACKED SECURITIES - 7.61%
Advanta Mortgage Loan
   Trust, Series 1993-4,
   5.55%, 3/25/10 - 1/25/25        1,960,695                1,985,118
AFG Receivables Trust,
   7.00%, 2/15/03 (a)              1,250,918                1,260,091
CS First Boston, Series
   1996-2 A6, 7.18%, 2/25/18       6,500,000                6,968,124
Equifax Credit Corporation,
   Series 1994-1 B, 5.75%,
   3/15/09                         1,504,448                1,509,739
Fifth Third Bank Auto
   Grantor Trust, 6.20%,
   9/15/01                           702,998                  706,572
NASCOR, Series 1997-18,
   6.75%, 12/25/27                 2,587,927                2,697,132
Old Stone Credit Corporation
   Home Equity Trust, Series
   1993-1 B1, 6.00%, 3/15/08         624,707                  630,054
                                                          -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $14,997,748)                                      15,756,830
                                                          -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 102.27%
Federal Home Loan
   Mortgage Corporation
   6.50%, Series 1647B,
   11/15/08, REMIC                 3,263,696                3,263,696
 6.00%, Series 1693Z,
   3/15/09, REMIC                  6,116,037                6,218,120
 6.50%, Series 26C, 7/25/18        7,000,000                7,241,864
Federal National Mortgage
   Association 6.50%,
   5/18/28                         2,992,041                2,977,081
 6.00% - 6.50%, 9/25/08 -
   8/01/28                        68,855,587               69,140,559
Government National
   Mortgage Association
   7.00%, 12/15/08                 2,974,460                3,094,571
 6.00% - 7.00%, 3/15/28 -
   8/15/28                        44,411,497               45,459,522
Government National
   Mortgage Association II
   4.50% - 7.00%, 4/20/22 -
   1/20/28                         7,152,832                7,209,007
U.S. Treasury Bonds, 6.13%,
   11/15/27                        8,600,000                9,909,178
U.S. Treasury Notes, 5.38% -
   5.63% 7/31/00 - 5/15/08        53,650,000               57,369,396
                                                          -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $205,742,125)                                    211,882,994
                                                          -----------


                                        PRINCIPAL
                                          AMOUNT            MARKET VALUE
CORPORATE BONDS - 11.63%
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06       $4,750,000              $ 4,948,018
Ford Capital, 9.88%, 5/15/02       2,525,000                2,929,000
Lehman Brothers Holdings,
   8.50%, 5/01/07                  3,000,000                3,345,159
Lehman Brothers, Inc.,
   7.50%, 8/01/26                  3,500,000                3,635,943
ReliaStar Financial
   Corporation, 6.63%,
   9/15/03                         5,000,000                5,259,300
Salomon, Inc., 7.30%,
   5/15/02                         2,000,000                2,140,834
United Dominion Realty,
   7.07%, 11/15/06                 1,700,000                1,827,512
                                                          -----------
TOTAL CORPORATE BONDS
   (COST $23,143,699)                                      24,085,766
                                                          -----------
MISCELLANEOUS - 0.97%
CSC Holdings, Inc., 7.25%,
   7/15/08                         1,000,000                1,007,239
Playtex Family Production
   Corporation, 9.00%,
   12/15/03                        1,000,000                1,007,685
                                                          -----------
TOTAL MISCELLANEOUS
   (COST $2,024,403)                                        2,014,924
                                                          -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 14.75%
Chase Mortgage Finance
   Corporation, Series
   1993-L2 M, 7.00%,
   10/25/24                        2,958,977                3,113,602
Equifax Credit Corporation,
   Series 1998-2, 6.16%,
   4/15/08                         2,370,000                2,407,761
General Electric Capital
   Mortgage Services, Inc.,
   Series 1993-18 B1, 6.00%,
   2/25/09                         1,924,384                1,946,511
General Electric Capital
   Mortgage Services, Inc.,
   Series 1998-11, 6.50% -
   7.00%, 1/25/13 - 1/25/28        4,607,307                4,786,961
Key Auto Finance Trust,
   6.15%, 10/15/01                 1,500,000                1,513,112
NASCOR, Series 1996-2
   Class M, 7.00%, 9/25/11         1,751,689                1,855,812
Prudential Home, Series
   1995-5 B1, 7.25%,
   9/25/25 (a)                     1,453,140                1,515,504
Prudential Home, Series
   1995-5 M, 7.25%, 9/25/25        2,562,369                2,667,547
Prudential Home, Series
   1995-7 M, 7.00%,
   11/25/25                        2,813,484                2,959,016

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                         PRINCIPAL
                                           AMOUNT            MARKET VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Prudential Home, Series
   1996-4 M, 6.50%, 4/25/26        $5,172,223              $  5,342,964
Prudential Home, Series
   1996-8 M, 6.75%, 6/25/26         2,340,523                 2,448,236
                                                           ------------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $28,983,412)                                        30,557,026
                                                           ------------
RESIDUAL INTERESTS (A) - 4.13%
Capital Mortgage Funding I,
   Inc., 1998-1, 1/22/27               43,831                   689,073
General Mortgage Securities
   II, Inc., 1995-1, 1998,
   6/25/20                             14,918                   419,119
General Mortgage Securities
   II, Inc., 1995-4, 1998,
   6/25/23                              8,768                   397,338
General Mortgage Securities
   II, Inc., 1997-4, 1998,
   5/20/22                             11,724                   506,284
General Mortgage Securities
   II, Inc., 1997-5, 1998,
   7/20/23                             23,164                   735,034
National Mortgage Funding I,
   Inc., 1995-4, 1998, 3/20/21          7,182                   127,547
National Mortgage Funding I,
   Inc., 1997-6, 9/20/21               32,943                   640,712
National Mortgage Funding I,
   Inc., 1997-7, 7/20/22               35,133                   648,314
National Mortgage Funding I,
   Inc., 1997-9, 10/20/24              25,739                   632,940
National Mortgage Funding I,
   Inc., 1997-10, 10/20/24             34,246                   475,067
National Mortgage Funding I,
   Inc., 1998-1, 10/20/22              17,335                   440,254
National Mortgage Funding I,
   Inc., 1998-2, 10/20/23              19,397                   462,999
National Mortgage Funding I,
   Inc., 1998-3, 11/20/23              19,847                   469,598
National Mortgage Funding I,
   Inc., 1998-5, 11/25/22               7,274                   381,156
National Mortgage Funding I,
   Inc., 1998-8, 5/20/24               34,593                   498,670
National Mortgage Funding I,
   Inc., 1998-9, 11/20/22              28,893                   502,352
National Mortgage Funding I,
   Inc., 1998-10, 1/20/23              17,413                   540,932
                                                           ------------
TOTAL RESIDUAL INTERESTS
   (COST $9,933,404)                                          8,567,389
                                                           ------------
                                                            297,238,654
                                                           ------------


                                         PRINCIPAL
                                           AMOUNT            MARKET VALUE
SHORT-TERM INVESTMENT - 0.67%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $1,417,776 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $1,431,511
   (cost $1,399,604)               $1,399,604              $  1,399,604
                                   ----------              ------------
TOTAL INVESTMENTS
   (COST $290,164,191) -144.14%
                                                           $298,638,258
OTHER ASSETS LESS
   LIABILITIES - (44.14%)                                   (91,456,993)
                                                           ------------
NET ASSETS - 100.00%                                       $207,181,265
                                                           ============

INVESTMENT ABBREVIATIONS


ARM - Adjustable Rate Mortgage
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $426,685,104 and $225,275,749, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $290,164,191. Net unrealized appreciation aggregated $8,474,067, of which $9,931,057, related to appreciated investment securities and $1,456,990, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $297,238,654
Repurchase agreements                                 1,399,604
                                                   ------------
  Total investments
     (cost $290,164,191)                            298,638,258
Collateral for securities
  loaned (Note 2)                                     1,605,500
Cash                                                    118,918
Receivables
  Fund shares sold                                    1,324,653
  Dividends and interest                              2,790,157
Other assets                                             35,189
                                                   ------------
     TOTAL ASSETS                                   304,512,675
                                                   ------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $ 1,605,500
  Reverse repurchase
     agreement                    94,533,000
  Fund shares redeemed               101,673
  Dividends                          923,573
Accrued expenses and other
  liabilities                        167,664
                                 -----------
     TOTAL LIABILITIES                               97,331,410
                                                   ------------
NET ASSETS                                         $207,181,265
                                                   ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $213,925,048
  Accumulated distributions
     in excess of net
     investment income                                 (923,573)
  Accumulated net realized
     loss on investment
     transactions                                   (14,294,277)
  Net unrealized appreciation
     of investments                                   8,474,067
                                                   ------------
NET ASSETS                                         $207,181,265
                                                   ============
NET ASSET VALUE PER SHARE
Class A Shares                                     $      13.61
Class B Shares                                     $      13.61
Class Y Shares                                     $      13.69
OFFERING PRICE PER SHARE
Class A Shares                                     $      14.29(a)
Class B Shares                                     $      13.61
Class Y Shares                                     $      13.69
SHARES OUTSTANDING
Class A Shares                                        6,927,132
Class B Shares                                        8,297,359
Class Y Shares                                               80

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (b) (Note 2)                                $ 11,610,166
EXPENSES
Management fee (Note 4)            $ 1,025,941
Distribution fee (Note 5)              467,042
Shareholder service fee
   (Note 5)                            427,474
Transfer agent fee                     212,090
Administration fee (Note 4)            174,343
Registration expenses                   84,362
Custodian and accounting fees           34,008
Shareholder reports and
   postage expenses                     24,577
Legal fees                               5,369
Directors' fees and expenses             4,244
Audit fees                               3,715
Miscellaneous                           16,925
                                   -----------
  Total expenses                                        2,480,090
Deduct
Waiver of management fee
  (Note 4)                                               (204,530)
                                                     ------------
NET INVESTMENT INCOME                                   9,334,606
                                                     ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND
  INTEREST-RATE SWAP CONTRACTS
Net realized gain on
  investments and
  interest-rate swap contracts
  (Note 2)                             713,191
Change in unrealized
  appreciation on investments        6,558,180
                                   -----------
NET GAIN ON INVESTMENTS AND
  INTEREST-RATE SWAP CONTRACTS                          7,271,371
                                                     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 16,605,977
                                                     ============

     (b) Net of interest expense of $1,961,350 ($921,496 related to interest-rate swaps and $1,039,854 related to borrowings).


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED         YEAR ENDED
                                                                            9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $   9,334,606      $   6,390,445
 Net realized gain on investments and interest-rate swap contracts            713,191            222,072
 Change in unrealized appreciation on investments                           6,558,180          2,224,113
                                                                        -------------      -------------
 Increase in net assets resulting from operations                          16,605,977          8,836,630
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                  (4,831,082)        (2,180,277)
  Class B                                                                  (5,431,749)        (4,210,168)
  Class Y                                                                         (51)                 -
 In excess of net investment income
  Class A                                                                           -           (150,441)
  Class B                                                                           -           (212,242)
                                                                        -------------      -------------
  Total distributions to shareholders                                     (10,262,882)        (6,753,128)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                             106,644,051         63,942,122
 Reinvested distributions                                                   6,677,759          4,044,282
 Shares redeemed                                                          (40,705,601)       (21,179,174)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            72,616,209         46,807,230
                                                                        -------------      -------------
 Increase in net assets                                                    78,959,304         48,890,732
Net Assets
 Beginning of year                                                        128,221,961         79,331,229
                                                                        -------------      -------------
 End of year (including accumulated distributions in excess of net
  investment income of ($923,573) and ($390,590), respectively)         $ 207,181,265      $ 128,221,961
                                                                        =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  13.18     $  12.91     $  13.29     $  12.75     $  14.04
                                                         --------     --------     --------     --------     --------
Income from investment operations
 Net investment income                                       0.79         0.97         0.89         0.84         0.84
 Net realized and unrealized gain (loss) on
  investments                                                0.47         0.26        (0.37)        0.61        (1.30)
                                                         --------     --------     --------     --------     --------
 Total from investment operations                            1.26         1.23         0.52         1.45        (0.46)
                                                         --------     --------     --------     --------     --------
Less distributions
 From net investment income                                 (0.83)       (0.96)       (0.90)       (0.91)       (0.83)
                                                         --------     --------     --------     --------     --------
Net asset value, end of year                             $  13.61     $  13.18     $  12.91     $  13.29     $  12.75
                                                         ========     ========     ========     ========     ========
TOTAL RETURN*                                                9.95%        9.86%        4.09%       11.82%      (3.39%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 94,279     $ 53,176     $ 21,092     $ 24,472     $ 30,142
Ratio of expenses to average net assets                      1.05%        1.05%        1.05%        1.32%        1.38%
Ratio of expenses to average net assets excluding
 waiver                                                      1.18%        1.18%        1.31%        1.36%        1.39%
Ratio of net investment income to average net assets         5.73%        7.01%        6.84%        6.73%        6.33%
Portfolio turnover rate                                       114%         100%         254%         368%         455%

* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          9/30/98       9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  13.18      $ 12.93     $  13.31     $  12.76     $  14.06
                                                         --------      --------     --------     --------     --------
Income from investment operations
 Net investment income                                       0.72         0.86         0.84         0.79         0.82
 Net realized and unrealized gain (loss) on
  investments                                                0.48         0.30        (0.38)        0.61        (1.37)
                                                         --------      --------     --------     --------     --------
 Total from investment operations                            1.20         1.16         0.46         1.40        (0.55)
                                                         --------      --------     --------     --------     --------
Less distributions
 From net investment income                                 (0.77)       (0.91)       (0.84)       (0.85)       (0.75)
                                                         ---------     --------     --------     --------     --------
Net asset value, end of year                             $  13.61      $ 13.18     $  12.93     $  13.31     $  12.76
                                                         =========     ========     ========     ========     ========
TOTAL RETURN*                                                9.46%        9.29%        3.57%       11.33%       (3.97%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 112,901     $75,046     $ 58,239     $ 62,155     $ 77,888
Ratio of expenses to average net assets                      1.55%        1.55%        1.55%        1.74%        1.88%
Ratio of expenses to average net assets excluding
 waiver                                                      1.67%        1.68%        1.81%        1.79%        1.90%
Ratio of net investment income to average net assets         5.22%        6.51%        6.36%        6.24%        6.21%
Portfolio turnover rate                                       114%         100%         254%         368%         455%

CLASS Y SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    13.20
                                                             ----------
Income from investment operations
 Net investment income                                             0.78
 Net realized and unrealized gain on investments                   0.39
                                                             ----------
 Total from investment operations                                  1.17
                                                             ----------
Less distributions
 From net investment income                                       (0.68)
                                                             ----------
Net asset value, end of period                               $    13.69
                                                             ==========
TOTAL RETURN*                                                      8.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $        1
Ratio of expenses to average net assets                            0.80% (a)
Ratio of expenses to average net assets exluding waiver            0.93% (a)
Ratio of net investment income to average net assets               7.09% (a)
Portfolio turnover rate                                             114%

(a) Annualized.
(b) for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        PRINCIPAL
                                         AMOUNT             MARKET VALUE
ASSET-BACKED SECURITIES - 12.18%
Advanta Home Equity Loan,
   6.15%, 10/25/09               $  766,206               $   780,265
Advanta Mortgage Loan
   Trust 1993-3 A3, 4.75% -
   5.55%, 2/25/10 - 3/25/10         948,868                   947,007
AFC Home Equity Loan
   Trust, 6.60%, 2/25/27          1,499,955                 1,514,193
AFG Receivables Trust,
   6.20% - 7.05%, 9/15/00 -
   2/15/03 (a)                    3,098,596                 3,116,978
CS First Boston 1996-2,
   6.32% - 7.18%, 2/25/18         5,428,834                 5,722,852
Equifax Credit Corporation
   1994-1B, 5.75%, 3/15/09          478,313                   479,995
Fifth Third Auto Grantor
   Trust, 6.20%, 9/15/01            351,859                   353,648
Old Stone Credit
   Corporation, 6.20%,
   6/15/08                          274,327                   277,455
Olympic Automobiles
   Receivables Trust, 6.85% -
   7.35%, 6/15/01 - 10/15/01      1,431,929                 1,440,041
Union Acceptance
   Corporation, 6.45% -
   6.70%, 6/08/03 - 5/10/04       3,211,430                 3,274,164
                                                          -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $17,569,230)                                      17,906,598
                                                          -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 74.00%
Federal National Mortgage
   Association
   6.00%, 5/01/13, ARM           13,278,924                13,415,870
 10.00%, 6/01/05, MBS               188,066                   197,098
Government National
   Mortgage Association
   7.00%, 12/15/08                1,123,686                 1,169,061
 6.50%, 3/15/28                   2,940,243                 3,003,643
 7.00%, 8/15/28                   9,991,943                10,304,191
Government National
   Mortgage Association II
   4.50%, 10/20/27 - 1/20/28      6,599,445                 6,581,813


                                        PRINCIPAL
                                         AMOUNT             MARKET VALUE
U.S. GOVERNMENT SECURITIES
   AND AGENCIES (CONTINUED)
Government National
   Mortgage Association II
   7.00%, 7/20/22 - 9/20/23      $9,244,030               $ 9,411,333
U.S. Treasury Notes,
   5.38% - 6.63%, 7/31/00 -
   5/15/08                       61,950,000                64,731,078
                                                          -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $107,576,668)                                    108,814,087
                                                          -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 3.68%
Equifax Credit Corporation,
   6.16%, 4/15/08                 1,362,750                 1,384,463
Key Auto Finance Trust,
   6.15%, 10/15/01                4,000,000                 4,034,964
                                                          -----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $5,359,496)                                        5,419,427
                                                          -----------
CORPORATE BONDS - 16.63%
Association Corporation NA,
   7.88%, 9/30/01                 1,000,000                 1,077,892
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06       2,500,000                 2,577,034
Dayton Hudson Company,
   6.63%, 3/01/03                 2,000,000                 2,121,698
Ford Capital, 9.88%,
   5/15/02                        2,525,000                 2,929,000
General Motors Acceptance
   Corporation, 5.63% -
   6.88%, 2/01/99 - 7/15/01       2,750,000                 2,854,932
Lehman Brothers, 6.20% -
   6.63%, 11/15/00 - 1/15/02      3,750,000                 3,799,689
Playtex Family Production
   Corporation, 9.00%,
   12/15/03                       1,000,000                 1,007,685
Salomon Incorporated,
   5.50% - 7.30%, 1/15/99 -
   5/15/02                        3,750,000                 3,935,117
The Money Store, 6.28%,
   12/15/22                       4,000,000                 4,143,804
                                                          -----------
TOTAL CORPORATE BONDS
   (COST $23,808,616)                                      24,446,851
                                                          -----------

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                              PRINCIPAL
                                               AMOUNT        MARKET VALUE
RESIDUAL INTERESTS (A) - 1.57%
General Mortgage Securities
   II, Inc., 1997-4, 1998,
      5/20/22                               $   3,908      $    167,785
National Mortgage Funding,
   Inc., 1998-7, 7/20/23                       49,685           674,478
National Mortgage Funding,
   Inc., 1998-6, 1/20/23                       53,627           706,457
National Mortgage Funding,
   Inc., 1998-8, 5/20/24                       23,062           332,447
National Mortgage Funding,
   Inc., 1997-9, 11/20/24                      17,159           421,960
                                                           ------------
TOTAL RESIDUAL INTERESTS
   (COST $2,666,160)                                          2,303,127
                                                           ------------
SHORT-TERM INVESTMENTS - 2.88%
VARIABLE RATE DEMAND NOTE
Hilander Finance, LLC,
   5.70%, 12/01/25                          1,850,000         1,850,000
                                                           ------------
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%,
   due 10/01/98,
   collateralized by
   $2,422,945 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $2,446,418                               2,391,457         2,391,457
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $4,241,457)                                          4,241,457
                                                           ------------
TOTAL INVESTMENTS (COST
   $161,221,627)-110.94%                                    163,131,547
OTHER ASSETS LESS LIABILITIES - (10.94%)                    (16,087,108)
                                                           ------------
NET ASSETS - 100.00%                                       $147,044,439
                                                           ============


INVESTMENT ABBREVIATIONS


ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
 (a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $296,888,520 and $175,441,302, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $161,223,032. Net unrealized appreciation aggregated $1,908,515 of which $2,467,650, related to appreciated investment securities and $559,135, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                      $160,740,090
Repurchase agreements                                         2,391,457
                                                           ------------
  Total investments (cost
     $161,221,627)                                          163,131,547
Receivables
  Fund shares sold                                            4,126,138
  Dividends and interest                                      1,260,809
Deferred expenses (Note 2)                                       25,241
                                                           ------------
     TOTAL ASSETS                                           168,543,735
                                                           ------------
LIABILITIES
Payables
  Reverse repurchase
     agreement                         $ 18,555,000
  Fund shares redeemed                    2,139,010
  Dividends                                 544,779
Accrued expenses and other
  liabilities                               260,507
                                       ------------
     TOTAL LIABILITIES                                       21,499,296
                                                           ------------
NET ASSETS                                                 $147,044,439
                                                           ============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                               $145,502,924
  Accumulated distributions in
     excess of net investment
     income                                                    (512,293)
  Accumulated net realized
     gain on investment
     transactions                                               143,888
  Net unrealized appreciation
     of investments and
     interest-rate swap contracts                             1,909,920
                                                           ------------
NET ASSETS                                                 $147,044,439
                                                           ============
NET ASSET VALUE PER SHARE
Class A Shares                                             $      12.74
Class B Shares                                             $      12.75
Class Y Shares                                             $      12.79
OFFERING PRICE PER SHARE
Class A Shares                                             $      12.87(a)
Class B Shares                                             $      12.75
Class Y Shares                                             $      12.79
SHARES OUTSTANDING
Class A Shares                                                7,313,315
Class B Shares                                                4,228,466
Class Y Shares                                                       83

(a) Computation of offering price: 100/99 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (b) (Note 2)                                   $ 6,170,420
EXPENSES
Management fee (Note 4)                 $ 504,097
Shareholder service fee (Note 5)          252,047
Transfer agent fee                        148,709
Distribution fee (Note 5)                 133,476
Administration fee (Note 4)               101,237
Registration expenses                      74,882
Custodian and accounting fees              26,595
Shareholder reports and postage
   expenses                                14,335
Miscellaneous                              12,548
Organizational expenses                     7,337
Legal fees                                  3,980
Directors' fees and expenses                3,147
Audit fees                                  2,754
                                        ---------
  Total expenses                                          1,285,144
Deduct
Waiver of administration fee
  (Note 4)                                                 (101,237)
Waiver of management fee
  (Note 4)                                                 (180,523)
                                                        -----------
NET INVESTMENT INCOME                                     5,167,036
                                                        -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND INTEREST-RATE
  SWAP CONTRACTS
Net realized gain on investments
  and interest-rate swap contracts
  (Note 2)                                325,954
Change in unrealized appreciation
  on investments                        1,608,387
                                        ---------
NET GAIN ON INVESTMENTS                                   1,934,341
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $ 7,101,377
                                                        ===========

     (b) Net of interest expenses of $588,099 ($283,529 related to interest-rate swaps and $304,570 related to borrowings).


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED         YEAR ENDED
                                                                            9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $   5,167,036      $   2,155,953
 Net realized gain on investments                                             325,954              7,748
 Change in unrealized appreciation on investments                           1,608,387            386,023
                                                                        -------------      -------------
 Increase in net assets resulting from operations                           7,101,377          2,549,724
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                  (3,203,099)          (763,890)
  Class B                                                                  (2,394,223)        (1,415,914)
  Class Y                                                                         (49)                --
                                                                        -------------      -------------
  Total distributions to shareholders                                      (5,597,371)        (2,179,804)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                             169,053,248         39,889,219
 Reinvested distributions                                                   4,352,285          1,755,339
 Shares redeemed                                                          (82,572,822)       (19,273,346)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            90,832,711         22,371,212
                                                                        -------------      -------------
 Increase in net assets                                                    92,336,717         22,741,132
Net Assets
 Beginning of year                                                         54,707,722         31,966,590
                                                                        -------------      -------------
 End of year (including accumulated distributions in excess of
  net investment income of ($512,293) and ($95,798), respectively)      $ 147,044,439      $  54,707,722
                                                                        =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                                 YEAR           YEAR           YEAR              PERIOD
                                                                 ENDED          ENDED          ENDED             ENDED
                                                                9/30/98        9/30/97        9/30/96         9/30/95 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  12.62       $  12.50      $  12.68         $    12.74
                                                               --------       --------      --------         ----------
Income from investment operations
 Net investment income                                             0.70           0.77          0.82               0.22
 Net realized and unrealized gain (loss) on investments            0.15           0.12         (0.23)             (0.03)
                                                               --------       --------      ---------        ----------
 Total from investment operations                                  0.85           0.89          0.59               0.19
                                                               --------       --------      ---------        ----------
Less distributions
 From net investment income                                       (0.73)         (0.77)        (0.77)             (0.25)
                                                               --------       --------      ---------        ----------
Net asset value, end of period                                 $  12.74       $  12.62      $  12.50         $    12.68
                                                               ========       ========      =========        ==========
TOTAL RETURN*                                                      6.98%          7.33%         4.80%              1.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $ 93,135       $ 27,619      $  7,450         $    1,002
Ratio of expenses to average net assets                            0.86%          0.86%         0.86%              0.71% (a)
Ratio of expenses to average net assets excluding waiver           1.14%          1.12%         1.26%              1.00% (a)
Ratio of net investment income to average net assets               5.24%          6.00%         5.90%              4.10% (a)
Portfolio turnover rate                                             171%            75%          411%               126%

(a) Annualized.
(c) For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                           YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED
                                                          9/30/98      9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  12.62     $  12.50     $  12.67
                                                        --------     --------     --------
Income from investment operations
 Net investment income                                      0.66         0.73         0.73
 Net realized and unrealized gain (loss) on
  investments                                               0.16         0.12        (0.17)
                                                        --------     --------     ---------
 Total from investment operations                           0.82         0.85         0.56
                                                        --------     --------     ---------
Less distributions
 From net investment income                               (0.69)        (0.73)       (0.73)
                                                        ---------    ---------    ---------
Net asset value, end of period                          $  12.75     $  12.62     $  12.50
                                                        =========    =========    =========
TOTAL RETURN*                                               6.68%        6.96%        4.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $ 53,908    $  27,089    $  24,517
Ratio of expenses to average net assets                     1.16%        1.16%        1.16%
Ratio of expenses to average net assets excluding
 waiver                                                     1.44%        1.42%        1.56%
Ratio of net investment income to average net assets        4.94%        5.70%        5.60%
Portfolio turnover rate                                      171%          75%         411%



                                                              PERIOD              PERIOD
                                                              ENDED               ENDED
                                                           9/30/95 (d)         12/31/94 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $     12.18         $     12.50
                                                          -----------         -----------
Income from investment operations
 Net investment income                                           0.59                0.41
 Net realized and unrealized gain (loss) on
  investments                                                    0.52               (0.29)
                                                          -----------         -----------
 Total from investment operations                                1.11                0.12
                                                          -----------         -----------
Less distributions
 From net investment income                                     (0.62)              (0.44)
                                                          -----------         -----------
Net asset value, end of period                            $     12.67         $     12.18
                                                          ===========         ===========
TOTAL RETURN*                                                    9.22%               0.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $    19,871         $    17,144
Ratio of expenses to average net assets                          1.20% (a)           1.29% (a)
Ratio of expenses to average net assets excluding
 waiver                                                          1.70%(a)            1.29% (a)
Ratio of net investment income to average net assets             5.04%(a)            4.90% (a)
Portfolio turnover rate                                           126%                166%


CLASS Y SHARES

                                                                  PERIOD
                                                                  ENDED
                                                               9/30/98 (f)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    12.57
                                                              ----------
Income from investment operations
 Net investment income                                              0.67
 Net realized and unrealized gain on investments                    0.16
                                                              ----------
 Total from investment operations                                   0.83
                                                              ----------
Less distributions
 From net investment income                                      (  0.61)
                                                              ----------
Net asset value, end of period                                $    12.79
                                                              ==========
TOTAL RETURN*                                                       6.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $        1
Ratio of expenses to average net assets                             0.61% (a)
Ratio of expenses to average net assets excluding waiver            0.87% (a)
Ratio of net investment income to average net assets                6.10% (a)
Portfolio turnover rate                                              171%

(a) Annualized.
(d) For the period from January 1, 1995 to September 30, 1995.
(e) For the period from April 29, 1994 (commencement of operations) to December 31, 1994.
(f) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE HIGH INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor High Income Portfolio was launched in June 1998. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to shareholders. The third quarter of 1998, in addition to marking the first full quarter of performance for the fund, also was a period of unusual volatility for high-yield markets.



ECONOMIC FACTORS
After years of steady economic growth and fairly consistent stock market appreciation, equity markets tumbled in the final weeks of the summer in response to a downward spiral in global economies. Earlier in the year, the U.S. economy was expanding at a robust pace, with gross domestic product (GDP) growth measuring 5.4% in the first quarter alone. Despite the generally solid pace of economic activity, inflation remained benign. Falling commodity prices and a strong dollar were helping to offset the inflationary implications of a tight labor market and active consumer spending.


By the third quarter of 1998, U.S. financial markets were coming under increasing stress as repercussions from the Asian crisis spread to other areas of the globe. During this period, Russia abandoned its currency peg versus the dollar and defaulted on its sovereign debt. Other markets, particularly Latin America, came under increasing pressure as market participants attempted to avoid additional international risks.


International developments finally began to meaningfully impact domestic markets early in the third quarter. Starting with the Russian devaluation, highly leveraged hedge funds began to incur substantial losses. Many hedge fund participants had levered portfolios for greater returns, so the unwinding of those positions drove yield spreads wider. A flight to quality drove long-term Treasury yields down to levels not seen in 30 years.


In response to these deteriorating conditions the Federal Reserve reduced its target Fed Funds rate by 25 basis points to 5.25%. Market participants had anticipated greater credit easing and the third quarter closed amid unusually high volatility.



CORPORATE HIGH-YIELD FACTORS
During the third quarter, 10-year Treasury yields declined by 108 basis points, to a 4.40% yield. This strength in Treasuries, however, was not shared by other fixed-income sectors. In fact, the investment landscape for all spread products changed dramatically in the third quarter of 1998. A major flight-to-quality dramatically expanded risk premiums for non-Treasury securities. The degree of this shift is demonstrated by the 1281 basis point (12.81%) underperformance of the Merrill Lynch High Yield Master Index versus 10-year Treasuries during the July-September time period. High-yield spreads widened from 350 to 575 basis points over comparable maturity Treasuries. The spread on the Chase Securities High Yield Index expanded to 666 basis points, its highest level since January of 1992.


Asset performance for the third quarter was closely tied to credit quality. As risk exposure increased, returns decreased dramatically. While the 10-year Treasury returned 9.22% for the July through September time period, the Chase High Yield Index lost 5.79%, the S&P 500 posted a loss of 9.95%, and the EMBI (Emerging Markets Brady Index) lost 11.57%.


New issuance of high-yield securities has declined markedly in these deteriorating conditions. In the

MENTOR HIGH INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE HIGH INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

quarter ended September 30, total issuance was at $20.4 billion, compared with $56.3 billion raised in the second quarter of this year, and $37.4 billion in the third quarter of 1997. Outflows of $1.9 billion from high-yield mutual funds in August reversed somewhat in September, with overall cash inflows of $259 million into high-yield funds.



MANAGEMENT STRATEGY
We invested initial proceeds into a broadly diversified cross-section of the high-yield universe, with 77% of holdings rated B, 13.4% rated BB, and 1.1% rated BBB. At the end of September, the Portfolio still held 15.7% of its assets in cash, as full investment with deteriorating market conditions was imprudent. The greatest industry concentration lies in the telecommunications area, with a 19% exposure.



OUTLOOK
Spreads have widened in high-yield markets due to heavy new issuance and fears of default. Default fears, however, seem premature given Moody's recently reported trailing 12-month default rate of 2.62%, down slightly from 2.69% in August. That number can be expected to increase during the fourth quarter, however, since four high-yield issuers have already defaulted during the month of October.


Given the market's current unsettled state in the wake of August's dramatic sell-off, we expect spreads to remain at these wide levels through the end of the year. The equity market's recent volatility makes it unlikely that spreads will narrow meaningfully until the level of next year's economic growth becomes clearer.


November 1998

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor High Income Portfolio Class A and Class B Shares and the Merrill Lynch High Yield Master II Bond Index.~

                                    [GRAPH]
                         A Shares           B Shares       Merrill Lynch
                                                            High Yield
                                                            Master II
                                                            Bond Index
6/23/98                  9525               10000             10000
7/31/98                  9614               10081             10349
8/31/98                  8904                9332             10586
9/30/98                  8882                9305             10567

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                              1-Year        Since Inception+++
Class A                         n/a            (11.19%)
Class B                         n/a             (7.86%)


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Merrill Lynch High Yield Master II Bond Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.
  + Represents a hypothetical investment of $10,000 in Mentor High Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor High Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor High Income Portfolio Class A and Class B
      Shares from the date of commencement of operations on 6/23/98 through 9/30/98.

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
CORPORATE BONDS - 79.65%
CONSUMER DISTRIBUTION - 7.13%
Aurora Foods, Inc. Senior
   Subordinated Notes,
   Series D, 9.88%, 2/15/07     $ 1,000,000   $  1,075,000
Big 5 Corporation Senior
   Notes, Series B, 10.88%,
   11/15/07                       1,000,000        955,000
CHS Electronics, Inc. Senior
   Notes, 9.88%, 4/15/05          1,000,000        925,000
Del Monte Foods Company
   Senior Discount Notes,
   12.50%, 12/15/07 (a)           1,500,000        870,000
Disco S.A. Notes, 9.88%,
   5/15/08 (a)                    1,000,000        675,000
Musicland Group, Inc. Senior
   Subordinated Notes-B,
   9.88%, 3/15/08                 1,500,000      1,432,500
Pantry, Inc. Senior Notes,
   12.50%, 11/15/00               1,148,000      1,202,530
Pantry, Inc. Senior
   Subordinated Notes,
   10.25%, 10/15/07               1,000,000        980,000
                                              ------------
                                                 8,115,030
                                              ------------
CONSUMER DURABLES - 9.48%
Aetna Industries, Inc. Senior
   Notes, 11.88%, 10/01/06        1,500,000      1,530,000
Cluett American Corporation
   Senior Subordinated Notes,
   10.13%, 5/15/08 (a)            1,000,000        920,000
Consoltex Group Senior
   Notes, 11.00%, 10/01/03          200,000        208,000
Decora Industries, Inc.
   Secured Notes, 11.00%,
   5/01/05 (a)                    1,000,000        907,500
Derby Cycle Corporation
   Senior Notes, 10.00%,
   5/15/08 (a)                    1,000,000        930,000
Galey & Lord, Inc. Senior
   Subordinated Notes,
   9.13%, 3/01/08                 1,500,000      1,316,250
MCII Holdings Senior
   Secured Discount Notes,
   15.00%, 11/15/02               1,000,000        825,000
Outsourcing Services Group
   Senior Subordinated Notes,
   10.88%, 3/01/06 (a)            1,150,000      1,092,500
Oxford Automotive, Inc.,
   10.13%, 6/15/07                1,000,000        965,000
Talon Automotive Group
   Senior Subordinated Notes,
   9.63%, 5/01/08 (a)             1,000,000        935,000


                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER DURABLES (CONTINUED)
Venture Holdings Trust
   Senior Notes-B, 9.50%,
   7/01/05                      $ 1,175,000   $  1,151,500
                                              ------------
                                                10,780,750
                                              ------------
CONSUMER SERVICES - 14.23%
Americredit Corporation,
   9.25%, 2/01/04 (a)             1,000,000        965,000
Argosy Gaming Company,
   13.25%, 6/01/04 (a)            1,500,000      1,597,500
Booth Creek Ski Holdings
   Senior Notes-B, 12.50%,
   3/15/07                        1,000,000        985,000
Capstar Broadcasting Senior
   Discount Notes, 12.75%,
   2/01/09 (a)                    1,000,000        755,000
Carrols Corporation Senior
   Notes, 11.50%, 8/15/03         1,000,000      1,045,000
Diamond Cable
   Communications Senior
   Discount Notes, 11.75%,
   12/15/05                       1,500,000      1,207,500
Globo Communicacoes
   Senior Notes, 10.63%,
   12/05/08 (a)                   1,000,000        520,000
Grupo Televisa S.A. Senior
   Discount Notes-Euro,
   13.25%, 5/15/08                1,000,000        695,000
Hollywood Casino
   Corporation Senior Notes,
   12.75%, 11/01/03               1,000,000      1,045,000
Interep National Radio Sales,
   10.00%, 7/01/08 (a)            1,000,000        980,000
Isles of Capri Casinos,
   12.50%, 8/01/03                1,000,000      1,085,000
La Petite Academy LPA
   Holdings-B, 10.00%,
   5/15/08                        1,250,000      1,212,500
Majestic Star Casino, LLC,
   12.75%, 5/15/03                1,500,000      1,556,250
Northland Cable Television
   Senior Subordinated Notes,
   10.25%, 11/15/07               1,000,000      1,060,000
Silver Cinemas, Inc. Senior
   Subordinated Notes,
   10.50%, 4/15/05 (a)            1,000,000        955,000
Young American Corporation
   Senior Subordinated Notes,
   11.63%, 2/15/06 (a)            1,000,000        530,000
                                              ------------
                                                16,193,750
                                              ------------

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
ENERGY - 8.14%
Abraxas Petroleum Senior
   Notes, Series D, 11.50%,
   11/01/04                      $ 1,000,000   $    780,000
Dawson Production Services,
   Inc. Senior Notes, 9.38%,
   2/01/07                         1,000,000      1,002,500
Gothic Production
   Corporation, 11.13%,
   5/01/05                         1,000,000        760,000
Houston Exploration
   Company Senior
   Subordinated Notes-B,
   8.63%, 1/01/08                  1,000,000        960,000
Hurricane Hydrocarbons
   Senior Notes, 11.75%,
   11/01/04 (a)                    1,000,000        560,000
Moll Industries Senior
   Subordinated Notes,
   10.50%, 7/01/08 (a)             1,100,000      1,023,000
Ocean Energy, Inc. Senior
   Subordinated Notes-B,
   8.88%, 7/15/07                  1,000,000      1,010,000
Tesoro Petroleum
   Corporation Senior
   Subordinated Notes,
   9.00%, 7/01/08 (a)              1,000,000        967,500
Universal Compression, Inc.
   Senior Discount Notes,
   9.88%, 2/15/08 (a)              2,000,000      1,190,000
Vintage Petroleum Senior
   Subordinated Notes,
   8.63%, 2/01/09                  1,000,000      1,010,000
                                               ------------
                                                  9,263,000
                                               ------------
HEALTH CARE - 0.97%
Mariner Post-Acute Network
   Senior Subordinated Notes,
   10.50%, 11/01/07                1,500,000        832,500
Vencor, Inc. Senior
   Subordinated Notes,
   9.88%, 5/01/05 (a)                350,000        276,500
                                               ------------
                                                  1,109,000
                                               ------------
PRODUCER MANUFACTURING - 8.22%
Anthony Crane Rentals,
   10.38%, 8/01/08 (a)             1,000,000        940,000
Compass Aerospace
   Corporation, 10.13%,
   4/15/05 (a)                     1,000,000        985,000
Del Webb Corporation Senior
   Subordinated Debentures,
   9.38%, 5/01/09                    750,000        720,000
Dine S.A. de C.V., 8.75%,
   10/15/07 (a)                    1,000,000        720,000


                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
PRODUCER MANUFACTURING (CONTINUED)
Hydrochemical Industrial
   Service Senior Subordinated
   Notes-B, 10.38%, 8/01/07      $ 1,000,000   $    940,000
Kevco, Inc. Senior
   Subordinated Notes,
   10.38%, 12/01/07                1,000,000        955,000
Outboard Marine
   Corporation, 10.75%,
   6/01/08 (a)                     1,000,000        945,000
Schuler Homes Senior Notes,
   9.00%, 4/15/08 (a)                750,000        701,250
Tekni-Plex, Inc. Senior
   Subordinated Notes-B,
   11.25%, 4/01/07                   500,000        522,500
Terex Corporation Senior
   Subordinated Notes,
   8.88%, 4/01/08 (a)              1,000,000        932,500
W. R. Carpenter North
   America Senior
   Subordinated Notes,
   10.63%, 6/15/07                 1,000,000        985,000
                                               ------------
                                                  9,346,250
                                               ------------
RAW MATERIALS/PRODUCTS INDUSTRIES - 4.28%
Acetex Corporation Senior
   Notes, 9.75%, 10/01/03            900,000        859,500
Anchor Lamina, Inc. Senior
   Subordinated Notes,
   9.88%, 2/01/08                    800,000        656,000
GS Technologies Operation,
   Inc. Senior Notes, 12.25%,
   10/01/05                          875,000        748,125
Hylsa S.A. de C.V. Bonds,
   9.25%, 9/15/07 (a)              1,000,000        685,000
Pioneer Americas Acquisition
   Senior Notes, 9.25%,
   6/15/07                         1,500,000      1,230,000
Vicap S.A.Guaranteed Notes,
   11.38%, 5/15/07 (a)             1,000,000        685,000
                                               ------------
                                                  4,863,625
                                               ------------
TECHNOLOGY - 3.10%
Advanced Micro Devices
   Senior Notes, 11.00%,
   8/01/03                         2,000,000      2,030,000
DecisionOne Holdings
   Discount Notes, 11.50%,
   8/01/08                         1,500,000        562,500
Dictaphone Corporation
   Senior Subordinated Notes,
   11.75%, 8/01/05                 1,000,000        930,000
                                               ------------
                                                  3,522,500
                                               ------------

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
TRANSPORTATION - 4.02%
Atlas Air, Inc. Senior Notes,
   10.75%, 8/01/05               $ 1,000,000   $   985,000
American Communication
   Lines, LLC Bonds, 10.25%,
   6/30/08 (a)                     1,000,000       990,000
Cenargo International
   PLC-1st Mortgage, 9.75%,
   6/15/08 (a)                     1,000,000       820,000
Greyhound Lines Senior
   Notes, 11.50%, 4/15/07          1,250,000     1,337,500
Pegasus Shipping Hellas
   Notes-A, 11.88%, 11/15/04         500,000       435,000
                                               -----------
                                                 4,567,500
                                               -----------
UTILITIES - 20.08%
American Cellular
   Corporation Senior Notes,
   10.50%, 5/15/08 (a)               500,000       487,500
Cathay International Limited
   Senior Notes, 13.00%,
   4/15/08 (a)                     1,000,000       600,000
CIA Transporte Energia
   Notes, 9.25%, 4/01/08 (a)       1,000,000       760,000
Clearnet Communications
   Senior Discount Notes,
   14.75%, 12/15/05                1,500,000     1,248,750
Comcast Cellular Holdings
   Senior Notes, 9.50%,
   5/01/07                         1,000,000     1,030,000
Crown Castle International
   Corporation Senior
   Discount Notes, 10.63%,
   11/15/07                          750,000       453,750
e.spire Communications, Inc.
   Senior Discount Notes,
   12.75% - 13.75%,
   4/01/06 - 7/15/07               1,050,000       985,000
Esprit Telecommunications
   Group PLC Senior Notes,
   11.50%, 10.88% - 11.50%,
   12/15/07 - 6/15/08 (a)          1,000,000       922,500
ICG Holdings, Inc. Discount
   Notes, 11.63% - 13.50%,
   9/15/05 - 3/15/07               1,500,000     1,103,750
Intermedia Communications
   Senior Discount Notes,
   8.60%, 6/01/08                    525,000       527,625
Intermedia Communications
   of Florida, 12.50%,
   5/15/06                           600,000       492,000
McLeodusa, Inc. Senior
   Discount Notes, 10.50%,
   3/01/07                         1,250,000       912,500


                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
MetroNet Communications
   Senior Discount Notes,
   9.95%, 6/15/08 (a)            $ 1,500,000   $   832,500
Microcell Telecommuni-
   cations Senior Discount
   Notes-B, 14.00%, 6/01/06        1,000,000       715,000
Millicom International
   Cellular Senior Discount
   Notes, 13.50%, 6/01/06          1,250,000       793,750
MJD Communications, Inc.,
   9.50%, 5/01/08 (a)                750,000       753,750
Netia Holdings Senior
   Discount Notes-B, 11.25%,
   11/01/07                        1,500,000       660,000
Optel Inc. Senior Notes,
   11.50%, 7/01/08 (a)               500,000       470,000
Pinnacle Holdings, Inc. Senior
   Discount Notes, 10.00%,
   3/15/08 (a)                       750,000       401,250
Price Communications
   Wireless, Inc. Senior
   Subordinated Notes,
   11.75%, 7/15/07                 1,000,000     1,035,000
Primus Telecommunications
   Group Strips, 11.75%,
   8/01/04                         1,000,000       945,000
PSINet, Inc. Senior Notes,
   Series B, 10.00%, 2/15/05       1,000,000     1,005,000
Rogers Cantel,
   Inc.Debentures, 9.38%,
   6/01/08                         1,000,000     1,020,000
Satelites Mexicanos Senior
   Notes, 10.13%,
   11/01/04 (a)                    1,000,000       685,000
SBA Communications
   Corporation Senior
   Discount Notes, 12.00%,
   3/01/08 (a)                     1,000,000       520,000

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                   SHARES OR
                                   PRINCIPAL
                                     AMOUNT      MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Spectrasite Holdings, Inc.
   Senior Discount Notes,
   12.00%, 7/15/08 (a)           $1,000,000    $    480,000
Sprint Spectrum Senior Notes,
   11.00%, 8/15/06                1,000,000       1,140,000
Startec Global
   Communications Units,
   12.00%, 5/15/08 (a)            1,000,000         870,000
Verio, Inc. Senior Notes,
   10.38%, 4/01/05 (a)            1,000,000         995,000
                                               ------------
                                                 22,844,625
                                               ------------
TOTAL CORPORATE BONDS
   (COST $99,855,713)                            90,606,030
                                               ------------
FOREIGN GOVERNMENT - 0.75%
Republic of Korea Bond,
   8.88%, 4/15/08 (cost
   $938,803)                      1,000,000         855,000
                                               ------------
PREFERRED STOCK - 0.80%
Rural Cellular Corporation
   (cost $900,000)                   10,000         910,000
                                               ------------
                                                 92,371,030
                                               ------------
SHORT TERM
   INVESTMENT - 14.24%
U.S. Government Agency
   Federal Home Loan Bank
   5.00%, 10/01/98
   (cost $16,195,000)            16,195,000      16,195,000
                                               ------------
TOTAL INVESTMENTS
   (COST $117,889,516)-95.44%                   108,566,030
OTHER ASSETS LESS
   LIABILITIES - 4.56%                            5,190,110
                                               ------------
NET ASSETS - 100.00%                           $113,756,140
                                               ============

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $107,457,273 and $5,763,938, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $117,889,516. Net unrealized depreciation aggregated $9,323,486, of which $286,135, related to appreciated investment securities and $9,609,621, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (cost
$117,889,516)(Note 2)
Investment securities                            $108,566,030
Cash                                                2,492,668
Receivables
  Investments sold                                    485,622
  Fund shares sold                                  3,115,774
  Dividends and interest                            2,576,302
Deferred expenses (Note 2)                             17,486
                                                 ------------
     TOTAL ASSETS                                 117,253,882
                                                 ------------
LIABILITIES
Payables
  Investments purchased         $ 2,981,590
  Fund shares redeemed              110,985
  Dividends                         371,873
Accrued expenses and other
  liabilities                        33,294
                                -----------
     TOTAL LIABILITIES                              3,497,742
                                                 ------------
NET ASSETS                                       $113,756,140
                                                 ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                     $123,540,215
  Accumulated distributions
     in excess of net
     investment income                               (371,874)
  Accumulated net realized
     loss on investment
     transactions                                     (88,715)
  Net unrealized depreciation
     of investments                                (9,323,486)
                                                 ------------
NET ASSETS                                       $113,756,140
                                                 ============
NET ASSET VALUE PER SHARE
Class A Shares                                   $      10.92
Class B Shares                                   $      10.91
OFFERING PRICE PER SHARE
Class A Shares                                   $      11.46(a)
Class B Shares                                   $      10.91
SHARES OUTSTANDING
Class A Shares                                      4,658,188
Class B Shares                                      5,762,202

(a) Computation of offering price: 100/95.25 of net asset value.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1998 (b)

INVESTMENT INCOME
  Interest (Note 2)                                 $  2,037,403
EXPENSES
Management fee (Note 4)           $  175,891
Distribution fee (Note 5)             68,461
Shareholder service fee
  (Note 5)                            62,818
Administration fee (Note 4)           24,979
Transfer agent fee                    23,292
Custodian and accounting fees         16,350
Registration expenses                 11,840
Shareholder reports and
  postage expenses                     3,449
Legal fees                               753
Directors' fees and expenses             596
Audit fees                               521
Miscellaneous                          6,164
                                  ----------
  Total expenses                                         395,114
Deduct
Waiver of management fee
  (Note 4)                                              (175,891)
                                                    ------------
NET INVESTMENT INCOME                                  1,818,180
                                                    ------------
REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on
  investments                        (88,715)
Change in unrealized
  depreciation on investments     (9,323,486)
                                  ----------
NET LOSS ON INVESTMENTS                               (9,412,201)
                                                    ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $ (7,594,021)
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                     PERIOD ENDED
                                                                     9/30/98 (b)
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                              $   1,818,180
 Net realized loss on investments                                         (88,715)
 Change in unrealized depreciation on investments                      (9,323,486)
                                                                    -------------
 Decrease in net assets resulting from operations                      (7,594,021)
                                                                    -------------
Distributions to Shareholders
 From net investment income
  Class A                                                              (1,040,534)
  Class B                                                              (1,178,956)
 In excess of net investment income
  Class A                                                                       -
  Class B                                                                       -
                                                                    -------------
 Total distributions to shareholders                                   (2,219,490)
                                                                    -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                         126,286,107
 Reinvested distributions                                               1,281,553
 Shares redeemed                                                       (3,998,009)
                                                                    -------------
 Change in net assets resulting from capital share transactions       123,569,651
                                                                    -------------
 Increase in net assets                                               113,756,140
Net Assets
 Beginning of period                                                            -
                                                                    -------------
 End of period (including accumulated distributions in excess
  of net investment income of ($371,874) )                          $ 113,756,140
                                                                    =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    12.00
                                                             ----------
 Income from investment operations
 Net investment income                                             0.24
 Net realized and unrealized loss on investments                  (1.04)
                                                             ----------
 Total from investment operations                                 (0.80)
                                                             ----------
Less distributions
 From net investment income                                       (0.28)
                                                             ----------
Net asset value, end of period                               $    10.92
                                                             ==========
TOTAL RETURN*                                                     (6.75%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $   50,887
Ratio of expenses to average net assets                            0.60% (a)
Ratio of expenses to average net asset excluding waiver            1.30% (a)
Ratio of net investment income to average net assets               7.36% (a)
Portfolio turnover rate                                              27%

(a) Annualized.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    12.00
                                                             ----------
 Income from investment operations
 Net investment income                                             0.22
 Net realized and unrealized loss on investments                (  1.05)
                                                             ----------
 Total from investment operations                               (  0.83)
                                                             ----------
Less distributions
 From net investment income                                     (  0.26)
                                                             ----------
Net asset value, end of period                               $    10.91
                                                             ==========
TOTAL RETURN*                                                   (  6.95%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $   62,869
Ratio of expenses to average net assets                            1.10% (a)
Ratio of expenses to average net asset excluding waiver            1.80% (a)
Ratio of net investment income to average net assets               6.87% (a)
Portfolio turnover rate                                              27%

(a) Annualized.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

NOTE 1: ORGANIZATION

Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of twelve separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1998, as follows:


      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Strategy Portfolio ("Strategy Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Balanced Portfolio
       ("Balanced Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor High Income Portfolio
       ("High Income Portfolio")
      Mentor U.S. Government Money Market Portfolio ("Government Portfolio") Mentor Money Market Portfolio
       ("Money Market Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include Money Market Portfolio and the U.S. Government Money Market Portfolio.

Mentor Funds currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio, Municipal Income Portfolio and High Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class Y shares are sold to institutions and high net-worth individual investors and are not subject to any sales or contingent deferred sales charges.


During the year, the Balanced Portfolio added two classes of shares designated as Class A and Class Y and designated its existing class of shares as Class B. Shareholders of the Balanced Portfolio who on September 16, 1998, held Class B shares had such shares converted to Class Y shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.



NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities - Listed securities held by the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, and Balanced Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the advisor of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Trustees.


U.S. Government obligations held by the Income and Growth Portfolio, Balanced Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio, and High Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolios' Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. Short-term investments with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.


Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.


Net realized foreign currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of investment gains and losses related to foreign currency fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.


(b) Repurchase Agreements -- It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

underlying securities to ensure the existence of a proper level of collateral.


Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' advisor to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.


(c) Borrowings -- Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.


The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the year ended September 30, 1998, was approximately $16,388,088 or $1.24 per share based on average shares outstanding during the period at a weighted average interest rate of 5.16%. The maximum amount of borrowings outstanding for any day during the period was $71,061,218 (including accrued interest), as of September 17, 1998, at an interest rate of 5.52% and was 26.09% of total assets at that date.


The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the year ended September 30, 1998, was approximately $6,026,021 or $0.72 per share based on average shares outstanding during the period at a weighted average interest rate of 5.55%. The maximum amount of borrowings outstanding for any day during the period was $35,037,791 (including accrued interest), as of September 3, 1998, at an interest rate of 5.55% and was 18.35% of total assets at that date.


(d) Portfolio Securities Loaned -- Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolios may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At September 30, 1998, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credit. Cash collateral at September 30, 1998 was reinvested in U.S. Treasury and high quality money market instruments. Income from securities lending activities amounted to $283,424, $50,923, $25,753, $88,906, $47,564, $702, and
$46,419, for the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio and Quality Income Portfolio, respectively for the year ended September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Among the risks to a Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 1998, the value of the securities on loan and the value of the related collateral were as follows:



                         SECURITIES           CASH         SECURITIES      TRI-PARTY
PORTFOLIO                 ON LOAN          COLLATERAL      COLLATERAL     COLLATERAL
-------------------   ---------------   ---------------   ------------   ------------
Growth                $106,657,061      $115,219,699      $771,567       $       -
Global                  11,714,972        12,707,641             -               -
Capital Growth          14,483,537        15,562,984             -               -
Strategy                58,005,353        60,165,776       215,110               -
Income and Growth       47,343,071        40,344,784         6,360       7,911,321
Balanced                 2,544,039         2,639,420             -          39,456
Quality Income           3,244,448         1,605,500             -       1,687,662
-------------------   ------------      ------------      --------       ---------

(e) Dollar Roll Transactions -- Each of the Portfolios (except for the Growth, Strategy and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


(f) Security Transactions and Investment Income -- Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.


(g) Federal Income Taxes -- No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

At September 30, 1998, capital loss carryforwards for federal tax purposes were as follows:


                   MUNICIPAL            QUALITY
  EXPIRES      INCOME PORTFOLIO     INCOME PORTFOLIO
-----------   ------------------   -----------------
9/30/2001     $        -           $   244,512
9/30/2002              -             3,678,547
9/30/2003        317,478             7,326,035
9/30/2004      1,616,817             1,708,773
9/30/2005              -             1,325,149
9/30/2006        295,480                     -
              ----------           -----------
              $2,229,775           $14,283,016
              ==========           ===========

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.


(h) When-Issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily, and begin earning interest on the settlement date.


(i) Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Portfolios may buy and sell futures contracts. The Portfolios may also buy or write put or call options on futures contracts.

The Portfolios may sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the year ended September 30, 1998, Strategy Portfolio, Municipal Income Portfolio and Short-Duration Income Portfolio had realized losses of $1,950,741, $923,251, and $88,910, respectively, on closed futures contracts.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At September 30, 1998, Strategy Portfolio and Municipal Income Portfolio had open positions in the following futures contracts:

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------



                                                                                                            NET
                      NUMBER OF                                                        NOTIONAL         UNREALIZED
PORTFOLIO             CONTRACTS     POSITION         CONTRACTS        EXPIRATION         VALUE         DEPRECIATION
------------------   -----------   ----------   ------------------   ------------   --------------   ----------------
Strategy                 734         Short      U.S. Long Bond          Dec-98      $73,400,000      ($3,871,838)
Municipal Income          90         Short      Muni Bond Future        Dec-98      $ 9,000,000      ($  225,729)
------------------       ---       ----------   ------------------      ------      -----------       ----------

(j) Options - In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Portfolios may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.


The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the year ended September 30, 1998, Municipal Income Portfolio had a net realized gain of $10,940 on closed option contracts.


The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised or the counterparty is unwilling or unable to perform. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Municipal Income Portfolio for the year ended September 30, 1998, was as follows:



                             PREMIUM
                            RECEIVED        FACE VALUE
                          ------------   ---------------
Options outstanding at
   September 30, 1997    $ 36,693       $ 10,000,000
Options written            53,274         21,000,000
Options closed            (49,292)       (20,000,000)
Options expired           (40,675)       (11,000,000)
-----------------------   --------       ------------
Options outstanding at
   September 30, 1998     $     -        $         -
-----------------------   --------       ------------

(k) Residual Interests - A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investments in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets.


(l) Interest-Rate Swap - An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. At September 30, 1998, there were no open interest rate swap agreements.


(m) Deferred Expenses - Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(n) Distributions - Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, certain futures and deferral of wash sales and equalization deficits.


The Growth Portfolio, Capital Growth Portfolio and Strategy Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the distributions for income tax purposes.

NOTE 3: DIVIDENDS

Dividends will be declared daily and paid monthly to all shareholders invested in Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio. Dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Global Portfolio and Balanced Portfolio. Dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to Mentor Investment Group, LLC. Dividends of all Portfolios are paid to shareholders of record on the record date. Capital gains realized by each Portfolio, if any, are paid annually.



NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment advisor, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Strategy Portfolio, 0.85%; Income and Growth Portfolio, 0.75%; Balanced Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; Short-Duration Income Portfolio, 0.50%; and High Income Portfolio, 0.70%.


Mentor Advisors pays Van Kampen American Capital Management, Inc., the sub-advisor to Municipal Income Portfolio, an annual fee expressed as a percentage of the Portfolio's average net assets as

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

follows: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million.


For the period from October 1, 1997 to June 30, 1998, Wellington Management Company, LLC, the sub-advisor to the Income and Growth Portfolio, received from the Investment Advisor an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. Effective July 1, 1998, the sub-advisor to the Income and Growth Portfolio received the following fees: 0.325% on the first $50 million of the Portfolio's average net assets, 0.250% on the next $150 million of the Portfolio's average net assets, and 0.200% of the Portfolio's average net assets over $150 million.


Van Kampen American Capital Management, Inc., the sub-advisor to the High Income Portfolio receives from the Investment Advisor an annual fee of 0.20% of the Portfolio's average daily net assets.


No performance or incentive fees are paid to the sub-advisors. Under certain Sub-Advisory Agreements, the particular sub-advisor may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Advisor and may terminate any such voluntary waiver at any time in its sole discretion.


The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio up to and including $75 million and 1.00% of its average daily net assets in excess of $75 million.


For the year ended September 30, 1998, Mentor Advisors and sub-advisors, earned and voluntarily waived the following management fees:



                                       MANAGEMENT
                         MANAGEMENT       FEE         SUB ADVISOR
                             FEE      VOLUNTARILY         FEE
PORTFOLIO                  EARNED        WAIVED     EARNED/(WAIVED)
----------------------- ------------ ------------- ----------------
Growth                  $4,204,377   $     -       $     -
Global                   1,612,495         -             -
Capital Growth           2,153,467         -             -
Strategy                 2,420,122         -             -
Income and Growth        1,638,729         -       575,028
Balanced                    31,721         -        20,856
Municipal Income           557,332         -       216,114
Quality Income           1,025,941   204,530             -
Short-Duration Income      504,097   180,523             -
High Income                175,891   175,891       (51,279)
----------------------- ----------   -------       -------

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the year ended September 30, 1998, Mentor earned the following administration fees:



                                              ADMINISTRATION
                           ADMINISTRATION     FEE VOLUNTARILY
PORTFOLIO                    FEE EARNED           WAIVED
-----------------------   ----------------   ----------------
Growth                    $600,625           $     -
Global                     153,750                 -
Capital Growth             269,183                 -
Strategy                   284,720                 -
Income and Growth          218,497                 -
Balanced                     4,219             4,219
Municipal Income            92,888                 -
Quality Income             174,343                 -
Short-Duration Income      101,237           101,237
High Income                 24,979                 -
-----------------------   --------           -------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the year ended September 30, 1998, these direct reimbursements were as follows:



                               DIRECT
PORTFOLIO                  REIMBURSEMENTS
-----------------------   ---------------
Growth                    $26,735
Global                      6,902
Capital Growth             12,494
Strategy                   12,317
Income and Growth          10,079
Municipal Income            4,318
Quality Income              7,964
Short-Duration Income       5,085
-----------------------   -------

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Class B shares of the Portfolios have adopted a Distribution Plan (the
Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BYSIS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio, High Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.


Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. Under the Distribution Plan, shareholder service fees are charged in Class A and B and distribution fees are charged to Class B. For the year ended September 30, 1998, distribution fees and shareholder servicing fees were as follows:




                              CLASS B          CLASS B        SHAREHOLDER SERVICE FEE
                           DISTRIBUTION     DISTRIBUTION    ---------------------------    SHAREHOLDER SERVICE
PORTFOLIO                       FEE          FEE WAVIED       CLASS A        CLASS B           FEE WAIVED
-----------------------   --------------   --------------   -----------   -------------   --------------------
Growth                      $3,638,580         $    --       $255,596      $1,233,864            $   --
Global                         734,020              --        146,546         237,827                --
Capital Growth               1,227,717              --        283,728         389,229                --
Strategy                     1,875,172              --         77,994         633,805                --
Income and Growth              986,604              --        222,501         323,741                --
Balanced                        30,319          29,451          3,517           6,695             9,738
Municipal Income               257,381              --        108,151         124,069                --
Quality Income                 467,042              --        195,196         232,278                --
Short-Duration Income          133,476              --        160,078          91,969                --
High Income                     68,461              --         28,187          34,631                --
-----------------------     ----------         -------       --------      ----------            ------

NOTE 6: FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1998, Global Portfolio had outstanding forward contracts as set forth below.



                                  CONTRACTS                                     NET UNREALIZED
                                 TO DELIVER/                    IN EXCHANGE     APPRECIATION/
       SETTLEMENT DATE           RECEIVE          VALUE           FOR         (DEPRECIATION)
----------------------------- -------------   ------------   -------------   ---------------
PURCHASES
10/01/98   British Pound             34,560     $  58,716       $   58,925        $    (209)
10/01/98   British Pound             19,415        32,985           33,102             (117)
SALES
10/01/98   British Pound             32,471        55,166           55,362              196
10/02/98   British Pound             33,054        56,156           56,356              200
10/02/98   British Pound             36,586        62,159           62,380              221
10/30/98   French Franc           3,859,918       689,505          685,598           (3,907)
3/18/99    Hong Kong Dollar       7,928,000     1,006,040        1,000,000           (6,040)
11/30/98   Singapore Dollar         885,000       524,787          500,000          (24,787)
--------   ------------------     ---------     ---------       ----------        ---------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:



                                                                             MENTOR GROWTH PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                   YEAR ENDED                        YEAR ENDED
                                                                    9/30/98                           9/30/97
                                                       ---------------------------------- --------------------------------
                                                            SHARES           DOLLARS           SHARES          DOLLARS
                                                       ---------------- ----------------- --------------- ----------------
CLASS A:
Shares sold                                                12,016,618    $  210,103,016       5,018,131    $  82,270,375
Shares issued upon reinvestment of distributions              346,751         6,474,795         369,088        5,744,163
Shares redeemed                                           (12,306,743)     (213,035,017)     (2,301,180)     (37,823,031)
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions           56,626    $    3,542,794       3,086,039    $  50,191,507
                                                          ===========    ==============      ==========    =============
CLASS B:
Shares sold                                                 4,138,131    $   73,047,883       5,392,199    $  86,290,167
Shares issued upon reinvestment of distributions            1,667,456        30,460,604       3,348,283       51,489,284
Shares redeemed                                            (4,698,527)      (80,890,251)     (3,140,076)     (49,890,633)
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions        1,107,060    $   22,618,236       5,600,406    $  87,888,818
                                                          ===========    ==============      ==========    =============
CLASS Y: (a)
Shares sold                                                 1,786,672    $   30,602,698               -                -
Shares issued upon reinvestment of distributions                    1                10               -                -
Shares redeemed                                               (53,808)         (894,152)              -                -
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions        1,732,865    $   29,708,556               -                -
                                                          ===========    ==============      ==========    =============


                                                                          MENTOR PERPETUAL GLOBAL PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                     YEAR ENDED                         YEAR ENDED
                                                                      9/30/98                            9/30/97
                                                         ----------------------------------   ------------------------------
                                                              SHARES            DOLLARS           SHARES          DOLLARS
                                                         ---------------   ----------------   -------------   --------------
CLASS A:
Shares sold                                                  2,057,945      $  42,154,809       1,732,413      $ 32,107,036
Shares issued upon reinvestment of distributions               113,726          2,255,270          26,897           463,738
Shares redeemed                                             (1,275,534)       (25,637,616)       (270,161)       (5,115,471)
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions           896,137      $  18,772,463       1,489,149      $ 27,455,303
                                                            ==========      =============       =========      ============
CLASS B:
Shares sold                                                  1,821,588      $  36,737,964       2,325,365      $ 42,416,589
Shares issued upon reinvestment of distributions               232,932          4,477,444          91,695         1,544,189
Shares redeemed                                               (983,971)       (18,930,107)       (447,724)       (8,352,236)
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions         1,070,549      $  22,285,301       1,969,336      $ 35,608,542
                                                            ==========      =============       =========      ============
CLASS Y: (a)
Shares sold                                                         53      $       1,000               -                 -
Shares issued upon reinvestment of distributions                     -                  8               -                 -
Shares redeemed                                                      -                  -               -                 -
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions                53      $       1,008               -                 -
                                                            ==========      =============       =========      ============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                           MENTOR CAPITAL GROWTH PORTFOLIO
                                                         --------------------------------------------------------------------
                                                                    YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                            9/30/97
                                                         ---------------------------------   --------------------------------
                                                              SHARES           DOLLARS           SHARES           DOLLARS
                                                         ---------------   ---------------   -------------   ----------------
CLASS A:
Shares sold                                                  5,110,051      $ 121,415,173      1,422,449      $  28,161,248
Shares issued upon reinvestment of distributions               278,288          5,833,664        264,769          4,552,490
Shares redeemed                                             (1,926,775)       (45,709,577)      (404,403)        (7,959,184)
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions         3,461,564      $  81,539,260      1,282,815      $  24,754,554
                                                            ==========      =============      =========      =============
CLASS B:
Shares sold                                                  4,375,173      $  98,931,464      1,749,992      $  33,332,019
Shares issued upon reinvestment of distributions               507,715         10,256,056        596,606          9,983,395
Shares redeemed                                             (1,063,324)       (23,712,167)      (711,342)       (13,428,205)
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions         3,819,564      $  85,475,353      1,635,256      $  29,887,209
                                                            ==========      =============      =========      =============
CLASS Y: (a)
Shares sold                                                         48      $       1,000              -                  -
Shares issued upon reinvestment of distributions                     1                 12              -                  -
Shares redeemed                                                                         -              -                  -
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions                49      $       1,012              -                  -
                                                            ==========      =============      =========      =============


                                                                           MENTOR STRATEGY PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                  YEAR ENDED                        YEAR ENDED
                                                                    9/30/98                          9/30/97
                                                       --------------------------------- --------------------------------
                                                            SHARES          DOLLARS           SHARES          DOLLARS
                                                       --------------- ----------------- --------------- ----------------
CLASS A:
Shares sold                                                  508,748     $   7,933,524       1,695,322    $  28,517,096
Shares issued upon reinvestment of distributions             444,548         6,836,196          91,017        1,513,610
Shares redeemed                                           (1,529,689)      (24,220,890)       (742,169)     (12,677,413)
                                                          ----------     -------------       ---------    -------------
Change in net assets from capital share transactions        (576,393)   ($   9,451,170)      1,044,170    $  17,353,293
                                                          ==========     =============       =========    =============
CLASS B:
Shares sold                                                  564,916     $   8,678,121       2,587,894    $  43,129,553
Shares issued upon reinvestment of distributions           3,423,558        51,517,305       1,291,000       21,237,045
Shares redeemed                                           (7,097,154)     (108,934,512)     (3,591,125)     (60,432,366)
                                                          ----------     -------------      ----------    -------------
Change in net assets from capital share transactions      (3,108,680)   ($  48,739,086)        287,769    $   3,934,232
                                                          ==========     =============      ==========    =============
CLASS Y: (a)
Shares sold                                                       67     $       1,001               -                -
Shares redeemed                                                    -                 -               -                -
                                                          ----------     -------------      ----------    -------------
Change in net assets from capital share transactions              67     $       1,001               -                -
                                                          ==========     =============      ==========    =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                          MENTOR INCOME AND GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                             9/30/97
                                                         ----------------------------------   --------------------------------
                                                              SHARES            DOLLARS           SHARES           DOLLARS
                                                         ---------------   ----------------   -------------   ----------------
CLASS A:
Shares sold                                                  2,515,923      $  49,323,113       1,945,245      $  37,552,063
Shares issued upon reinvestment of distributions               371,373          7,153,831         179,904          3,303,336
Shares redeemed                                               (915,370)       (18,005,450)       (305,497)        (5,925,176)
                                                             ---------      -------------       ---------      -------------
Change in net assets from capital share transactions         1,971,926      $  38,471,494       1,819,652      $  34,930,223
                                                             =========      =============       =========      =============
CLASS B:
Shares sold                                                  2,642,784      $  51,766,483       1,913,241      $  36,687,335
Shares issued upon reinvestment of distributions               559,471         10,748,481         450,665          8,192,160
Shares redeemed                                             (1,074,795)       (21,053,657)       (596,371)       (11,526,154)
                                                            ----------      -------------       ---------      -------------
Change in net assets from capital share transactions         2,127,460      $  41,461,307       1,767,535      $  33,353,341
                                                            ==========      =============       =========      =============
CLASS Y: (a)
Shares sold                                                         53      $       1,000               -                  -
Shares issued upon reinvestment of distributions                     2                 30               -                  -
Shares redeemed                                                      -                  -               -                  -
                                                            ----------      -------------       ---------      -------------
Change in net assets from capital share transactions                55      $       1,030               -                  -
                                                            ==========      =============       =========      =============


                                                                           MENTOR BALANCED PORTFOLIO
                                                         -------------------------------------------------------------
                                                                  PERIOD ENDED                     YEAR ENDED
                                                                    9/30/98                         9/30/97
                                                         ------------------------------   ----------------------------
                                                            SHARES          DOLLARS          SHARES         DOLLARS
                                                         ------------   ---------------   ------------   -------------
CLASS A: (b)
Shares sold                                                 258,246      $  3,577,935              -      $        -
Shares issued upon reinvestment of distributions                  -                 -              -               -
Shares redeemed                                                   -                 -              -               -
                                                            -------      ------------     -----------     ----------
Change in net assets from capital share transactions        258,246      $  3,577,935              -      $        -
                                                            =======      ============     ==========      ==========
CLASS B:
Shares sold                                                 412,403      $  5,702,737              -      $        -
Shares issued upon reinvestment of distributions             88,886         1,300,249         37,773         558,075
Shares redeemed                                             (48,378)         (810,125)       (39,915)       (636,137)
Conversion of Class B Shares to Class Y Shares             (273,416)       (3,350,117)             -               -
                                                           --------      ------------        -------      ----------
Change in net assets from capital share transactions        179,495      $  2,842,744         (2,142)     $  (78,062)
                                                           ========      ============        =======      ==========
CLASS Y: (b)
Shares sold                                                       -      $          -              -      $        -
Shares issued upon reinvestment of distributions                  -                 -              -               -
Shares redeemed                                              (7,305)         (100,000)             -               -
Conversion of Class B Shares to Class Y Shares              273,416         3,350,117              -               -
                                                           --------      ------------        -------      ----------
Change in net assets from capital share transactions        266,111      $  3,250,117              -      $        -
                                                           ========      ============        =======      ==========

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
(b) For the period from September 16, 1998 (initial offering of Class A and Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                          MENTOR MUNICIPAL INCOME PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                    YEAR ENDED                         YEAR ENDED
                                                                     9/30/98                            9/30/97
                                                         --------------------------------   --------------------------------
                                                             SHARES           DOLLARS           SHARES           DOLLARS
                                                         -------------   ----------------   -------------   ----------------
CLASS A
Shares sold                                                1,688,990       $ 26,509,509         901,683       $ 13,789,961
Shares issued upon reinvestment of distributions              75,715          1,188,701          41,778            635,539
Shares redeemed                                             (423,337)        (6,641,364)       (214,874)        (3,272,170)
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions       1,341,368       $ 21,056,846         728,587       $ 11,153,330
                                                           =========       ============        ========       ============
CLASS B:
Shares sold                                                1,208,341       $ 18,966,860         782,655       $ 11,948,057
Shares issued upon reinvestment of distributions              91,662          1,436,340          83,433          1,268,808
Shares redeemed                                             (436,001)        (6,820,355)       (478,013)        (7,288,249)
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions         864,002       $ 13,582,845         388,075       $  5,928,616
                                                           =========       ============        ========       ============
CLASS Y: (a)
Shares sold                                                       64       $      1,000               -                  -
Shares issued upon reinvestment of distributions                   3                 43               -                  -
Shares redeemed                                                    -                  -               -                  -
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions              67       $      1,043               -                  -
                                                           =========       ============        ========       ============


                                                                            MENTOR QUALITY INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                              9/30/97
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  4,256,782      $  56,191,423         2,838,801      $  37,052,906
Shares issued upon reinvestment of distributions               233,015          3,077,659            91,837          1,196,422
Shares redeemed                                             (1,597,720)       (21,178,895)         (529,521)        (6,928,329)
                                                            ----------      -------------         ---------      -------------
Change in net assets from capital share transactions         2,892,077      $  38,090,187         2,401,117      $  31,320,999
                                                            ==========      =============         =========      =============
CLASS B:
Shares sold                                                  3,811,046      $  50,451,628         2,058,671      $  26,889,217
Shares issued upon reinvestment of distributions               272,551          3,600,049           218,332          2,847,859
Shares redeemed                                             (1,478,885)       (19,526,706)       (1,089,318)       (14,250,845)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         2,604,712      $  34,524,971         1,187,685      $  15,486,231
                                                            ==========      =============        ==========      =============
CLASS Y: (a)
Shares sold                                                         76      $       1,000                 -                  -
Shares issued upon reinvestment of distributions                     4                 51                 -                  -
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                80      $       1,051                 -                  -
                                                            ==========      =============        ==========      =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                         MENTOR SHORT-DURATION INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                    YEAR ENDED                           YEAR ENDED
                                                                      9/30/98                             9/30/97
                                                         ---------------------------------   ----------------------------------
                                                              SHARES           DOLLARS            SHARES            DOLLARS
                                                         ---------------   ---------------   ---------------   ----------------
CLASS A:
Shares sold                                               9,921,692        $124,978,729       2,047,670         $  25,768,187
Shares issued upon reinvestment of distributions            200,895          2,525,409           49,602               623,647
Shares redeemed                                          (4,997,458)       (62,897,886)        (505,078)           (6,351,983)
                                                         ----------        ------------       ---------         -------------
Change in net assets from capital share transactions      5,125,129        $64,606,252        1,592,194         $  20,039,851
                                                         ==========        ============       =========         =============
CLASS B:
Shares sold                                               3,500,465        $44,073,519        1,121,483         $  14,121,033
Shares issued upon reinvestment of distributions            145,226          1,826,827           89,996             1,131,691
Shares redeemed                                          (1,563,684)       (19,674,936)      (1,027,042)          (12,921,363)
                                                         ----------        ------------      ----------         -------------
Change in net assets from capital share transactions      2,082,007        $26,225,410          184,437         $   2,331,361
                                                         ==========        ============      ==========         =============
CLASS Y: (a)
Shares sold                                                      79        $     1,000                -                     -
Shares issued upon reinvestment of distributions                  4                 49                -                     -
Shares redeemed                                                   -                  -                -                     -
                                                         ----------        ------------      ----------         -------------
Change in net assets from capital share transactions             83        $     1,049                -                     -
                                                         ==========        ============      ==========         =============


                                                          MENTOR HIGH INCOME PORTFOLIO
                                                         ------------------------------
                                                                  PERIOD ENDED
                                                                  9/30/98 (C)
                                                         ------------------------------
                                                             SHARES          DOLLARS
                                                         -------------   --------------
CLASS A:
Shares sold                                                4,775,208      $ 56,602,255
Shares issued upon reinvestment of distributions              51,541           580,207
Shares redeemed                                             (168,561)       (1,889,222)
                                                           ---------      ------------
Change in net assets from capital share transactions       4,658,188      $ 55,293,240
                                                           =========      ============
CLASS B:
Shares sold                                                5,890,307      $ 69,683,852
Shares issued upon reinvestment of distributions              62,441           701,346
Shares redeemed                                             (190,546)       (2,108,787)
                                                           ---------      ------------
Change in net assets from capital share transactions       5,762,202      $ 68,276,411
                                                           =========      ============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.



NOTE 8: SUBSEQUENT EVENT
Effective November 16, 1998, the Balanced Portfolio acquired substantially all the assets and assumed the liabilities of the Strategy Portfolio in exchange for Class A, Class B and Class Y shares of the Balanced Portfolio. The acquisition was accomplished by a tax-free exchange of the respective shares of the Balanced Portfolio for the net assets of the Strategy Portfolio. The net assets acquired amounted to $222,601,303. The aggregate net assets of the Balanced Portfolio immediately after the acquisition were $255,551,169.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio, Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio, portfolios of Mentor Funds as of September 30, 1998 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period ended September 30, 1998 as described more fully in each of the financial highlights of each of the funds. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio, Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio, portfolios of Mentor Funds as of September 30, 1998, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended September 30, 1998, in conformity with generally accepted accounting principles.



                                                    /s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 20, 1998

MENTOR FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED)

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.



FEDERAL TAX STATUS OF DIVIDENDS DECLARED (UNAUDITED)

Long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for Municipal Income Portfolio that paid exempt income dividends. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below for the applicable Portfolios.



                             LONG-TERM      TAX-EXEMPT
                           CAPITAL GAIN       INCOME       QUALIFYING
PORTFOLIO                    DIVIDENDS       DIVIDENDS     DIVIDENDS
-----------------------   --------------   ------------   -----------
Growth                     $37,907,233      $        -            -
Global                       3,028,816               -            -
Capital Growth               9,208,016               -        21.04%
Strategy                    41,130,602               -         9.69%
Income and Growth            8,656,201               -        37.12%
Municipal Income                     -       3,949,481            -
Balanced                       893,299               -        11.33%
High Income                          -               -            -
Quality Income                       -               -            -
Short-Duration Income                -               -            -
-----------------------    -----------      ----------        -----

Shareholders of Mentor Strategy Portfolio (the "Strategy Portfolio") considered and acted upon the proposal listed below at a special meeting of shareholders held on Thursday November 12, 1998. In addition, below the proposal are the results of that vote.

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategy Portfolio to Mentor Balanced Portfolio (the "Balanced Portfolio") in exchange for shares of the Balanced Portfolio and the assumption by the Balanced Portfolio of all of the liabilities of the Strategy Portfolio, and the distribution of such shares to the shareholders of the Strategy Portfolio in complete liquidation of the Strategy Portfolio:

  Affirmative   7,281,296
  Against         313,087
  Abstain         331,983

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


ARCH T. ALLEN III, TRUSTEE
           Attorney at Law
           Allen & Moore, LLP


JERRY R. BARRENTINE, TRUSTEE
           President
           J.R. Barrentine & Associates


ARNOLD H. DREYFUSS, TRUSTEE
           Chairman
           Eskimo Pie Corporation


WESTON E. EDWARDS, TRUSTEE
           President
           Weston Edwards & Associates


THOMAS F. KELLER, TRUSTEE
           Former Dean, Fuqua School of Business
           Duke University


LOUIS W. MOELCHERT, JR., TRUSTEE
           Vice President for Business & Finance
           University of Richmond


J. GARNETT NELSON, TRUSTEE
           Consultant
           Mid-Atlantic Holdings, LLC


TROY A. PEERY, JR., TRUSTEE
           President
           Heilig-Meyers Company


PETER J. QUINN, JR., TRUSTEE
           Managing Director
           Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
           Managing Director
           Mentor Investment Group, LLC


TERRY L. PERKINS, TREASURER
           Senior Vice President
           Mentor Investment Group, LLC


GEOFFREY B. SALE, SECRETARY
           Associate Vice President
           Mentor Investment Group, LLC


MICHAEL A. WADE, ASSISTANT TREASURER
           Vice President
           Mentor Investment Group, LLC






















This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

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